FINGERHUT RECEIVABLES, INC.

                           Transferor


                     FINGERHUT NATIONAL BANK

                            Servicer


                               and

                 THE BANK OF NEW YORK (DELAWARE)

                             Trustee

         on behalf of the Series 1998-3 Securityholders


                    SERIES 1998-3 SUPPLEMENT

                    Dated as of July 30, 1998

                               to

      AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT

                   Dated as of March 18, 1998
              ____________________________________

                     FINGERHUT MASTER TRUST

            Variable Funding Asset Backed Securities,
                     Series 1998-3, Class A

            Variable Funding Asset Backed Securities,
                     Series 1998-3, Class B

            Variable Funding Asset Backed Securities,
                     Series 1998-3, Class C

          0% Variable Funding Asset Backed Securities,
                     Series 1998-3, Class D

    _________________________________________________________

                        TABLE OF CONTENTS

                                                             Page

SECTION 1.  Designation                                      1

SECTION 2.  Definitions                                      1

SECTION 3.  Reassignment Terms                              35

SECTION 3A  Conveyance of Interest in Interest Rate Cap;
            Cap Proceeds Account                            36

SECTION 4.  Delivery and Payment for the Series 1998-3
            Securities                                      40

SECTION 5.  Form of Delivery of Series 1998-3 Securities;
            Denominations; Depositary                       40

SECTION 6.  Article IV of Agreement                         40

                           ARTICLE IV

                  RIGHTS OF SECURITYHOLDERS AND
            ALLOCATION AND APPLICATION OF COLLECTIONS

SECTION 4.4  Rights of Securityholders                        40
SECTION 4.5  Collections and Allocation; Payments on
             Exchangeable Transferor Security                 41
SECTION 4.6  Determination of Interest for the Series
             1998-3 Securities                                42
SECTION 4.7  Determination of Principal Amounts               44
SECTION 4.8  Shared Principal Collections                     48
SECTION 4.9  Application of Funds on Deposit in the
             Collection Account for the Securities            48
SECTION 4.10 Coverage of Required Amount for the Series
             1998-3 Securities                                56
SECTION 4.11  Payment of Interest                             57
SECTION 4.12  Payment of Principal                            59
SECTION 4.13  Series Charge-Offs                              62
SECTION 4.14  Redirected Principal Collections for the
              Series 1998-3 Securities                        63
SECTION 4.15  Class C Trigger Event                           65
SECTION 4.16  Class C Reserve Account                         65
SECTION 4.17  Payment Reserve Account                         67
SECTION 4.18  Revolving Receivables Reserve Account           68
SECTION 4.19  Principal Funding Account                       70
SECTION 4.20  Constituent Class D Securities                  71
SECTION 4.21  Determination of LIBOR                          72

SECTION 7.    Article V of the Agreement                      72

                              ARTICLE V

                DISTRIBUTIONS AND REPORTS TO INVESTOR
                           SECURITYHOLDERS

SECTION 5.1  Distributions                                    73
SECTION 5.2  Securityholders' Statement                       74

SECTION 7A.  Article VI of the Agreement                      76

                           ARTICLE VI

                         THE SECURITIES

SECTION 6.1  Additional Invested Amounts                      77
SECTION 6.2  Additional Class D Invested Amounts              81
SECTION 6.3  Extension                                        82

SECTION 8.  Series Pay Out Events                             84

SECTION 9.  Series 1998-3 Termination                         85

SECTION 9A  Pre-Payment                                       86

SECTION 10.  Legends; Transfer and Exchange; Restrictions
             on Transfer of Series 1998-3 Securities;
             Tax Treatment                                    86

SECTION 11.Ratification of Agreement                          94

SECTION 12.Counterparts                                       95

SECTION 13.FCI Note                                           95

SECTION 14.Governing Law                                      95

SECTION 15. Instructions in Writing                           95


EXHIBITS

Exhibit A-1    Form of Class A Investor Security
Exhibit A-2    Form of Class B Investor Security
Exhibit A-3    Form of Class C Investor SEcurity
Exhibit A-4    Form of Class D Investor Security
Exhibit B [Reserved]
Exhibit C Form of Monthly Securityholders' Statement
Exhibit D  Form of Securityholder Investor Letter
Exhibit E  Form of Extension
Exhibit F  Form of Investor Securityholder Election Notice





     SERIES 1998-3 SUPPLEMENT, dated as of July 30, 1998 (this "Series Supplement") by and among FINGERHUT RECEIVABLES, INC., a corporation organized and existing under the laws of the State of Delaware, as Transferor (the "Transferor"), FINGERHUT NATIONAL BANK, a national banking association organized under the laws of the United States, as Servicer (the "Servicer"), and THE BANK OF NEW YORK (DELAWARE), a Delaware banking corporation organized and existing under the laws of the State of Delaware, as trustee (together with its successors in trust thereunder as provided in the Agreement referred to below, the "Trustee") under the Amended and Restated Pooling and Servicing Agreement dated as of March 18, 1998 as amended, supplemented or otherwise modified from time to time (the "Agreement") among the Transferor, the Servicer and the Trustee.

     Section 6.9 of the Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the issuance by the Trustee to the Transferor, for execution and redelivery to the Trustee for authentication, of one or more Series of Securities.

     Pursuant to this Series Supplement, the Transferor and the Trustee shall create a new Series of Investor Securities and shall specify the Principal Terms thereof.

          SECTION 1 Designation. There is hereby created a Series of Investor Securities to be issued pursuant to the Agreement and this Series Supplement to be known generally as the "Series 1998-3 Securities." The Series 1998-3 Securities shall be issued in four Classes, which shall be designated generally as the Variable Funding Asset Backed Securities, Series 1998-3, Class A (the "Class A Securities"), the Variable Funding Asset Backed Securities, Series 1998-3, Class B (the "Class B Securities"), the Variable Funding Asset Backed Securities, Series 1998-3, Class C (the "Class C Securities") and the 0% Variable Funding Asset Backed Securities, Series 1998-3, Class D (the "Class D Securities").

          SECTION 2 Definitions. In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern with respect to the Series 1998-3 Securities. All Article, Section or subsection references herein shall mean Article, Section or subsections of the Agreement, as amended or supplemented by this Series Supplement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Agreement. Each capitalized term defined herein shall relate only to the Series 1998-3 Securities and no other Series of Securities issued by the Trust.

          "ABC Invested Amount" shall mean, with respect to any Business Day, the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount after giving effect to all adjustments of such amounts on such Business Day.

          "Additional Class A Invested Amounts" shall have the meaning specified in Section 6.15 of the Agreement.

          "Additional Class B Invested Amounts" shall have the meaning specified in Section 6.15 of the Agreement.

          "Additional Class C Invested Amounts" shall have the meaning specified in Section 6.15 of the Agreement.

          "Additional Class D Invested Amounts" shall have the meaning specified in Section 6.16 of the Agreement.

          "Additional Invested Amounts" shall have the meaning specified in Section 6.15 of the Agreement.

          "Adjusted Invested Amount" shall mean as of any Business Day the Invested Amount minus the sum of the Principal
Funding Account Balance and the Series 1998-3 Percentage of the amount then on deposit in the Excess Funding Account.

          "Administrative Agent" shall mean NationsBank, N.A. and any successor thereto under the Security Purchase Agreement.

          "Aggregate ABC Principal Amount" shall mean with respect to any date of determination an amount equal to the sum of the Class A Outstanding Principal Amount, the Class B
Outstanding Principal Amount and the Class C Outstanding
Principal Amount, each as of such date of determination.

          "Aggregate Interest Component" shall mean the aggregate sum of the Interest Components of all issued and outstanding
Commercial Paper.

          "Aggregate Interest Rate Caps Notional Amount" shall mean with respect to any date of determination an amount equal to the sum of the notional amounts or equivalent amounts of all outstanding Cap Agreements, Replacement Interest Rate Caps and Qualified Substitute Arrangements, each as of such date of determination.

          "Alternate Purchasers" shall have the meaning set forth in the Security Purchase Agreement.

          "Amortization Period" shall mean the period beginning on the day following the last day of the Revolving Period and ending on the Series 1998-3 Termination Date.

          "Amortization Period Commencement Date" shall mean (i) the earlier of the first day of the August 2001 Monthly Period and the Pay Out Commencement Date or (ii) if there is any Extension, the earlier of the date specified as such in the most recent Extension Notice and the Pay Out Commencement Date.

          "Available Series 1998-3 Finance Charge Collections" shall have the meaning specified in subsection 4.9(a) of the Agreement.

          "Available Series 1998-3 Principal Collections" shall mean, with respect to any Business Day in the Amortization Period, an amount equal to the sum of (i) an amount equal to the Fixed/Floating Percentage on such Business Day of all Principal Collections (less the amount of Redirected Principal Collections) received on such Business Day, (ii) any amount on deposit in the Excess Funding Account allocated to the Series 1998-3 Securities pursuant to subsection 4.3(f) of the Agreement with respect to such Business Day, (iii) an amount equal to the sum of the aggregate Series Default Amount with respect to such Business Day and the Series 1998-3 Percentage of any unpaid Adjustment Payments to be treated as Available Series 1998-3 Principal Collections pursuant to subsections 4.9(a)(v) and 4.9(a)(vi) of the Agreement with respect to such Business Day and any reimbursements of unreimbursed Series Charge-Offs to be treated as Available Series 1998-3 Principal Collections pursuant to subsections 4.9(a)(vii), (viii), (ix) and (x) of the Agreement with respect to such Business Day plus in each case, amounts applied with respect thereto pursuant to subsections 4.10(a) and
(b), 4.14(a), (b) and (c) and 4.16(b) of the Agreement, (iv) amounts specified in the last sentence of Section 3A(h) of this Series Supplement and (v) the aggregate Shared Principal Collections allocated to the Series 1998-3 Securities pursuant to
Section 4.8 of the Agreement with respect to such Business Day.

          "Bank Rate" shall mean, for any Funding Period, an interest rate per annum equal to the sum of (a) LIBOR and (b)
0.45% per annum, provided, however, that:

          (i) if any Purchaser or Liquidity Provider determines that (A) it would be contrary to law or to the directive of any central bank or other governmental authority to obtain United Stated dollars in the London interbank market to fund its investment in a Senior Security for such Funding Period, or (B) it is unable, by reason of circumstances affecting the London interbank market generally, to obtain United States dollars in such market to fund its investment in such Senior Security for such Funding Period, then the Bank Rate for such Funding Period shall be the Federal Funds Effective Rate plus 0.45%; and

          (ii) following the occurrence and during the continuance of a Pay Out Event, the Bank Rate shall be an interest rate per annum equal to the sum of (A) the Prime Rate and (B) two percent (2%) per annum.

          "Base Rate" shall mean, as of any Business Day, the sum of (i) the weighted average of (A) the Class A Interest Rate, (B) the Class B Interest Rate, (C) the Class C Interest Rate and (D) if an interest rate is assigned to the Class D Securities pursuant to Section 4.20 of the Agreement, the Class D Interest Rate, each as of such Business Day, plus (ii) the product of 2% per annum and the percentage equivalent of a fraction the numerator of which is the Adjusted Invested Amount and the denominator of which is the Invested Amount.

          "Benefit Plan" shall mean (i) an employee benefit plan (as defined in Section 3(3) of ERISA that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Code or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity.

          "Cap Agreements" shall mean the interest rate cap agreements, between the Transferor and a Cap Provider, as amended from time to time, and any additional interest rate protection agreement or agreements, entered into between the Transferor and a Cap Provider, as the same may from time to time be amended, restated, modified and in effect.

          "Cap Proceeds Account" shall have the meaning specified in subsection 3A(b) of this Series Supplement.

          "Cap Provider" shall mean a third party cap provider having a senior unsecured debt rating of at least "Aa2" by Moody's.

          "Cap Receipt Amount" shall mean, with respect to any Business Day the amount on deposit in the Cap Proceeds Account.

          "Cap Settlement Date" shall have the meaning specified in subsection 3A(b) of this Series Supplement.

          "Capped Interest Rate" shall mean LIBOR plus 0.45%.

          "Capped Class A Interest" shall mean, with respect to a Business Day, an amount equal to the product of (i) the Capped Interest Rate and (ii) a fraction the numerator of which is the actual number of days from and including the immediately preceding Business Day to but excluding such Business Day and the denominator of which is 365 or 366, as the case may be, and (iii) the Class A Outstanding Principal Amount.

          "Capped Class A Interest Shortfall" shall mean, with respect to a Business Day, the amount equal to the excess, if any, of (x) the Capped Class A Interest for such Business Day plus the Capped Class A Interest Shortfall for the preceding Business Day over (y) the amount available to be paid to the Class A Securityholders in respect thereof on such Business Day. The Capped Class A Interest Shortfall shall initially be zero.

          "Capped Class B Interest" shall mean, with respect to a Business Day, an amount equal to the product of (i) the Capped Interest Rate and (ii) a fraction the numerator of which is the actual number of days from and including the immediately preceding Business Day to but excluding such Business Day and the denominator of which is 365 or 366, as the case may be, and (iii) the Class B Outstanding Principal Amount.

          "Capped Class B Interest Shortfall" shall mean, with respect to a Business Day, the amount equal to the excess, if any, of (x) the Capped Class B Interest for such Business Day plus the Capped Class B Interest Shortfall for the preceding Business Day over (y) the amount available to be paid to the Class B Securityholders in respect thereof on such Business Day. The Capped Class B Interest Shortfall shall initially be zero.

          "Capped Class C Interest" shall mean, with respect to a Business Day, an amount equal to the product of (i) the Capped Interest Rate and (ii) a fraction the numerator of which is the actual number of days from and including the immediately preceding Business Day to but excluding such Business Day and the denominator of which is 365 or 366, as the case may be, and (iii) the Class C Outstanding Principal Amount.

          "Capped Class C Interest Shortfall" shall mean, with respect to a Business Day, the amount equal to the excess, if any, of (x) the Capped Class C Interest for such Business Day plus the Capped Class C Interest Shortfall for the preceding Business Day over (y) the amount available to be paid to the Class C Securityholders in respect thereof on such Business Day. The Capped Class C Interest Shortfall shall initially be zero.

          "Class A Adjusted Invested Amount" shall mean, with respect to any date of determination, an amount equal to the Class A Invested Amount minus the product of (a) the Class A Percentage and (b) the Principal Funding Account Balance on such date of determination.

          "Class A Charge-Offs" shall have the meaning specified in subsection 4.13(d) of the Agreement.

          "Class A Enhancement Interest" shall mean, for any Business Day, an amount equal to the interest accrued from and including the preceding Business Day to but excluding such Business Day on any conduit program enhancement disbursement related to an amount equal to the excess of (i) the aggregate amount of draws on the conduit program enhancement facility supporting each Conduit Purchaser's Commercial Paper over (ii) the sum of the Class B Outstanding Principal Amount and the Class C Outstanding Principal Amount.

          "Class A Facility Usage Fee" shall mean, for any Business Day, an amount equal to the product of (i) a fraction the numerator of which is the actual number of days from and including the preceding Business Day to but excluding such Business Day and the denominator of which is 360, (ii) .125% and
(iii) the Class A Invested Amount on the preceding Business Day.

          "Class A Floating Percentage" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class A Adjusted Invested Amount as of the beginning of such Business Day after taking into account all adjustments of the Class A Adjusted Invested Amount on such day and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables as of the beginning of such Business Day and the amounts on deposit in the Excess Funding Account as of the beginning of such Business Day after giving effect to any deposits or withdrawals to be made to the Excess Funding Account on such Business Day and (b) the sum of the numerators used to calculate the applicable floating or fixed/floating percentages with respect to all Participations and all Classes of all Series then outstanding.

          "Class A Funding Interest" shall mean, with respect to any day, the sum of (i) the Interest Component accrued for such day with respect to Commercial Paper issued to fund any Class A Funding Shortfall and (ii) the interest accrued for such day under a Liquidity Provider Agreement on amounts drawn to fund any Class A Funding Shortfall.

          "Class A Funding Shortfall" shall mean, with respect to any Business Day, an amount equal to the excess, if any, of (x) the portion of Class A Interest accrued with respect to Funding Periods ending on such Business Day plus Class A Funding Interest for such Business Day plus the Class A Funding Shortfall for the preceding Business Day over (y) the amount paid to the Administrative Agent, for the benefit of the Class A Securityholders, in respect thereof on such Business Day. The Class A Funding Shortfall shall initially be zero.

          "Class A Initial Invested Amount" shall mean
$76,522,727.27.

          "Class A Interest" shall have the meaning specified in subsection 4.6(a) of the Agreement.

          "Class A Interest Rate" shall mean with respect to any Business Day, a per annum interest rate equal to the rate which if multiplied by the Class A Outstanding Principal Amount as of the close of business on the preceding Business Day, would produce, on the basis of a 365- or 366-day year, as the case may be, an amount equal to the sum of (i) the product of (a) the Class A Percentage and (b) the Cost of Funds for the period from and including the immediately preceding Business Day to but excluding such Business Day, (ii) if the Bank Rate is not used to determine the Daily Accrued Interest for such Business Day, the Class A Program Fee for such Business Day, (iii) the Class A Facility Usage Fee for such Business Day and (iv) the Class A Enhancement Interest for such Business Day.

          "Class A Interest Shortfall" shall have the meaning specified in subsection 4.6(a) of the Agreement.

          "Class A Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class A Initial Invested Amount minus (b) the aggregate amount of principal payments made to Class A Securityholders through and including such Business Day, minus (c) the aggregate amount of Class A Charge-Offs for all prior Distribution Dates, plus (d) the sum of the aggregate amount applied through and including such Business Day pursuant to subsection 4.9(a)(vii) of the Agreement (including, with respect to such subsection, amounts applied thereto pursuant to Sections 4.10 and 4.14 of the Agreement), for the purpose of reinstating amounts reduced pursuant to the foregoing clause (c) and plus (e) the aggregate principal amount of any Additional Class A Invested Amounts purchased pursuant to Section 6.15 of the Agreement; provided, however, that the Class A Invested Amount shall in no event be reduced below zero or greater than the Class A Maximum Invested Amount.

          "Class A Maximum Invested Amount" shall mean
$336,363,636 or such lesser amount as is specified in writing by the Transferor from time to time upon 30 days prior written notice to the Trustee and the Senior Securityholders.

          "Class A Outstanding Principal Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class A Initial Invested Amount, plus (b) the aggregate principal amount of any Additional Class A Invested Amounts purchased by the Class A Securityholders on or prior to such Business Day pursuant to Section 6.15 of the Agreement minus (c) the aggregate amount of principal payments made to the Class A Securityholders on or prior to such Business Day.

          "Class A Percentage" shall mean a fraction the numerator of which is the Class A Invested Amount and the denominator of which is the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount.

          "Class A Principal" shall mean the principal distributable in respect of the Class A Securities as calculated in accordance with subsection 4.7(a) of the Agreement.

          "Class A Program Fee" shall mean, for any Business Day, an amount equal to the product of (i) a fraction the numerator of which is the actual number of days from and including the preceding Business Day to but excluding such Business Day and the denominator of which is 360, (ii) .075% and (iii) the Class A Invested Amount on the preceding Business Day.

          "Class A Required Amount" shall mean the amount determined by the Servicer on each Business Day equal to the excess, if any, of (x) the sum of (i) the amount described in subsection 4.9(a)(i)(y) for such Business Day, (ii) the Class A Percentage of the Daily Portion of the Servicing Fee for the then current Monthly Period, (iii) the Class A Percentage of the Series Default Amount, if any, for such Business Day and, to the extent not previously paid, for any previous Business Day in such Monthly Period and (iv) on each Transfer Date the Class A Percentage of the Series 1998-3 Percentage of the Adjustment Payment required to be made by the Transferor but not made on such Transfer Date, over (y) the Available Series 1998-3 Finance Charge Collections plus any Excess Finance Charge Collections from other Series and any Transferor Finance Charge Collections allocated with respect to the amounts described in clauses (x)(i) through (iv).

          "Class A Securities" shall mean the variable funding securities executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1 hereto.

          "Class A Securityholders" shall mean each Person in whose name a Class A Security is registered in the Security
Register.

          "Class A Securityholders' Interest" shall mean the portion of the Series 1998-3 Securityholders' Interest evidenced by the Class A Securities.

          "Class B Adjusted Invested Amount" shall mean, with respect to any date of determination, an amount equal to the Class B Invested Amount minus the product of (a) the Class B Percentage and (b) the Principal Funding Account Balance on such date of determination.

          "Class B Charge-Offs" shall have the meaning specified in subsection 4.13(c) of the Agreement.

          "Class B Enhancement Interest" shall mean, for any Business Day, an amount equal to the interest accrued from and including the preceding Business Day to but excluding such Business Day on any conduit program enhancement disbursement related to an amount equal to the excess of (i) the aggregate amount of draws on the conduit program enhancement facility supporting each Conduit Purchaser's Commercial Paper over (ii) the Class C Outstanding Principal Amount (such excess not to exceed an amount equal to the Class B Outstanding Principal Amount).

          "Class B Facility Usage Fee" shall mean, for any Business Day, an amount equal to the product of (i) a fraction the numerator of which is the actual number of days from and including the preceding Business Day to but excluding such Business Day and the denominator of which is 360, (ii) .1875% and
(iii) the Class B Invested Amount on the preceding Business Day.

          "Class B Fixed/Floating Percentage" shall mean for any Business Day on or after the Amortization Period Commencement Date, the percentage equivalent of a fraction, the numerator of which is the Class B Adjusted Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables as of the beginning of such Business Day and the amount on deposit in the Excess Funding Account as of the beginning of such Business Day after giving effect to any deposits or withdrawals to be made to the Excess Funding Account on such Business Day and (b) the sum of the numerators used to calculate the applicable floating or fixed/floating percentages with respect to all Participations and all Classes of all Series then outstanding.

          "Class B Floating Percentage" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class B Adjusted Invested Amount as of the beginning of such Business Day after taking into account all adjustments of the Class B Adjusted Invested Amount on such day and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables as of the beginning of such Business Day and the amount on deposit in the Excess Funding Account as of the beginning of such Business Day after giving effect to any deposits or withdrawals to be made to the Excess Funding on such Business Day and (b) the sum of the numerators used to calculate the applicable floating or fixed/floating percentages with respect to all Participations and all Classes of all Series then outstanding.

          "Class B Funding Interest" shall mean, with respect to any day, the sum of (i) the Interest Component accrued for such day with respect to Commercial Paper issued to fund any Class B Funding Shortfall and (ii) the interest accrued for such day under a Liquidity Provider Agreement on amounts drawn to fund any Class B Funding Shortfall.

          "Class B Funding Shortfall" shall mean, with respect to any Business Day, an amount equal to the excess, if any, of (x) the portion of Class B Interest accrued with respect to Funding Periods ending on such Business Day plus Class B Funding Interest for such Business Day plus the Class B Funding Shortfall for the preceding Business Day over (y) the amount paid to the Administrative Agent, for the benefit of the Class B Securityholders, in respect thereof on such Business Day. The Class B Funding Shortfall shall initially be zero.

          "Class B Initial Invested Amount" shall mean
$2,068,181.82.

          "Class B Interest" shall have the meaning specified in subsection 4.6(b) of the Agreement.

          "Class B Interest Rate" shall mean with respect to any Business Day, a per annum interest rate equal to the rate which if multiplied by the Class B Outstanding Principal Amount as of the close of business on the preceding Business Day, would produce, on the basis of a 365- or 366-day year, as the case may be, an amount equal to the sum of (i) the product of (a) the Class B Percentage and (b) the Cost of Funds for the period from and including the immediately preceding Business Day to but excluding such Business Day, (ii) if the Bank Rate is not used to determine the Daily Accrued Interest for such Business Day, the Class B Program Fee for such Business Day, (iii) the Class B Facility Usage Fee for such Business Day and (iv) the Class B Enhancement Interest for such Business Day.

          "Class B Interest Shortfall" shall have the meaning specified in subsection 4.6(b) of the Agreement.

          "Class B Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class B Initial Invested Amount, minus (b) the aggregate amount of principal payments made to Class B Securityholders through and including such Business Day, minus (c) the aggregate amount of Class B Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of Redirected Class B Principal Collections for which neither the Class D Invested Amount nor the Class C Invested Amount has been reduced on all prior Distribution Dates pursuant to Section 4.14(d) of the Agreement, plus (e) the sum of the aggregate amount applied through and including such Business Day pursuant to subsection 4.9(a)(viii) of the Agreement (including with respect to such subsection, amounts applied thereto pursuant to Sections 4.10 and 4.14 of the Agreement), for the purpose of reinstating amounts reduced pursuant to the foregoing clauses (c) and (d), and plus (f) the aggregate principal amount of any Additional Class B Invested Amounts purchased pursuant to Section 6.15 of the Agreement; provided, however, that the Class B Invested Amount shall in no event be reduced below zero or greater than the Class B Maximum Invested Amount.

          "Class B Maximum Invested Amount" shall mean $9,090,909 or such lesser amount as is specified in writing by the Transferor from time to time upon 30 days prior written notice to the Trustee and the Senior Securityholders.

          "Class B Outstanding Principal Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class B Initial Invested Amount, plus (b) the aggregate principal amount of any Additional Class B Invested Amounts purchased by the Class B Securityholders on or prior to such Business Day pursuant to Section 6.15 of the Agreement minus (c) the aggregate amount of principal payments made to Class B Securityholders on or prior to such Business Day.

          "Class B Percentage" shall mean a fraction the numerator of which is the Class B Invested Amount and the denominator of which is the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount.

          "Class B Principal" shall mean the principal distributable in respect of the Class B Securities as calculated in accordance with subsection 4.7(b) of the Agreement.

          "Class B Principal Payment Commencement Date" shall mean the earlier of (a) the first Business Day in the Amortization Period on which the Class A Invested Amount is paid in full or, if there are no Principal Collections allocable to the Series 1998-3 Securities remaining after payments have been made to the Class A Securities on such Business Day, the Business Day following the Business Day on which the Class A Invested Amount is paid in full, and (b) the Business Day following a sale or repurchase of the Receivables as set forth in Section 2.4(e), 9.2, 10.2, 12.1 or 12.2 of the Agreement or Section 3 of this Series Supplement.

          "Class B Program Fee" shall mean, for any Business Day, an amount equal to the product of (i) a fraction the numerator of which is the actual number of days from and including the preceding Business Day to but excluding such Business Day and the denominator of which is 360, (ii) .250% and (iii) the Class B Invested Amount on the preceding Business Day.

          "Class B Required Amount" shall mean the amount determined by the Servicer on each Business Day equal to the excess, if any, of (x) the sum of (i) the amount described in subsection 4.9(a)(ii)(y) for such Business Day, (ii) the Class B Percentage of the Daily Portion of the Servicing Fee for the then current Monthly Period, (iii) the Class B Percentage of the
Series Default Amount, if any, for such Business Day and, to the extent not previously paid, for any previous Business Day in such Monthly Period and (iv) the Class B Percentage of the Series 1998-3 Percentage of the Adjustment Payment required to be made by the Transferor but not made on the related Transfer Date, over (y) the Available Series 1998-3 Finance Charge Collections plus any Excess Finance Charge Collections from other Series and any Transferor Finance Charge Collections allocated with respect to the amounts described in clauses (x)(i) through (iv).

          "Class B Securities" shall mean the variable funding securities executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2 hereto.

          "Class B Securityholders" shall mean each Person in whose name a Class B Security is registered in the Security Register.
          "Class B Securityholders' Interest" shall mean the portion of the Series 1998-3 Securityholders' Interest evidenced by the Class B Securities.

          "Class C Adjusted Invested Amount" shall mean, with respect to any date of determination, an amount equal to the Class C Invested Amount minus the product of (a) the Class C Percentage and (b) the Principal Funding Account Balance on such date of determination.

          "Class C Charge-Offs" shall have the meaning specified in subsection 4.13(b) of the Agreement.

          "Class C Enhancement Interest" shall mean, for any Business Day, an amount equal to the interest accrued from and including the preceding Business Day to but excluding such Business Day on any conduit program enhancement disbursement related to an amount equal to the lesser of (i) the aggregate amount of draws on the conduit program enhancement facility supporting each Conduit Purchaser's Commercial Paper and (ii) the Class C Outstanding Principal Amount.

          "Class C Facility Usage Fee" shall mean, for any Business Day, an amount equal to the product of (i) a fraction the numerator of which is the actual number of days from and including the preceding Business Day to but excluding such Business Day and the denominator of which is 360, (ii) .1875% and
(iii) the Class C Invested Amount on the preceding Business Day.

          "Class C Fixed/Floating Percentage" shall mean for any Business Day on or after the Amortization Period Commencement Date the percentage equivalent of a fraction, the numerator of which is the Class C Adjusted Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables as of the beginning of such Business Day and the amount on deposit in the Excess Funding Account as of the beginning of such Business Day after giving effect to any deposits or withdrawals to be made to the Excess Funding Account on such Business Day and (b) the sum of the numerators used to calculate the floating or fixed/floating percentages with respect to all Participations and all Classes of all Series then outstanding.

          "Class C Floating Percentage" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class C Adjusted Invested Amount as of the beginning of such Business Day after taking into account all adjustments of the Class C Adjusted Invested Amount on such day and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables as of the beginning of such Business Day and the amount on deposit in the Excess Funding Account as of the beginning of such Business Day after giving effect to any deposits or withdrawals to be made to the Excess Funding Account on such Business Day and (b) the sum of the numerators used to calculate the applicable floating or fixed/floating percentages with respect to all Participations and all Classes of all Series then outstanding.

          "Class C Funding Interest" shall mean, with respect to any day, (i) the Interest Component accrued for such day with respect to Commercial Paper issued to fund any Class C Funding Shortfall and (ii) the interest accrued for such day under a Liquidity Provider Agreement on amounts drawn to fund any Class A Funding Shortfall.

          "Class C Funding Shortfall" shall mean, with respect to any Business Day, an amount equal to the excess, if any, of (x) the portion of Class C Interest accrued with respect to Funding Periods ending on such Business Day plus Class C Funding Interest for such Business Day plus the Class C Funding Shortfall for the preceding Business Day over (y) the amount paid to the Administrative Agent, for the benefit of the Class C Securityholders, in respect thereof on such Business Day. The Class C Funding Shortfall shall initially be zero.

          "Class C Initial Invested Amount" shall mean
$12,409,090.91.

          "Class C Interest" shall have the meaning specified in subsection 4.6(c) of the Agreement.

          "Class C Interest Rate" shall mean with respect to any Business Day, a per annum interest rate equal to the rate which if multiplied by the Class C Outstanding Principal Amount as of the close of business on the preceding Business Day, would produce, on the basis of a 365- or 366 -day year, as the case may be, an amount equal to the sum of (i) the product of (a) the Class C Percentage and (b) the Cost of Funds for the period from and including the immediately preceding Business Day to but excluding such Business Day, (ii) if the Bank Rate is not used to determine the Daily Accrued Interest for such Business Day, the Class C Program Fee for such Business Day, (iii) the Class C Facility Usage Fee for such Business Day and (iv) the Class C Enhancement Interest for such Business Day.

          "Class C Interest Shortfall" shall have the meaning specified in subsection 4.6(c) of the Agreement.

          "Class C Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class C Initial Invested Amount, minus (b) the aggregate amount of principal payments made to Class C Securityholders through and including such Business Day, minus (c) the aggregate amount of Class C Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of Redirected Class B Principal Collections and Redirected Class C Principal Collections for which the Class D Invested Amount has not been reduced on all prior Distribution Dates pursuant to Section 4.14(d) of the Agreement, plus (e) the sum of the aggregate amount applied through and including such Business Day pursuant to subsections 4.9(a)(ix) of the Agreement (including, with respect to such subsection, amounts applied thereto pursuant to subsections 4.10(a) and (b), 4.16(b) and
Section 4.14 of the Agreement), for the purpose of reinstating amounts reduced pursuant to the foregoing clauses (c) and (d), and plus (f) the aggregate principal amount of any Additional Class C Invested Amounts purchased pursuant to Section 6.15 of the Agreement; provided, however, that the Class C Invested Amount shall in no event be reduced below zero or greater than the Class C Maximum Invested Amount.

          "Class C Maximum Invested Amount" shall mean
$54,545,455 or such lesser amount as is specified in writing by the Transferor from time to time upon 30 days prior written notice to the Trustee and the Senior Securityholders.

          "Class C Outstanding Principal Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class C Initial Invested Amount, plus (b) the aggregate principal amount of any Additional Class C Invested Amounts purchased by the Class C Securityholders on or prior to such Business Day pursuant to Section 6.15 of the Agreement, minus (c) the aggregate amount of principal payments made to Class C Securityholders on or prior to such Business Day.

          "Class C Percentage" shall mean a fraction the numerator of which is the Class C Invested Amount and the denominator of which is the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount.

          "Class C Principal" shall mean the principal distributable in respect of the Class C Securities as calculated in accordance with subsection 4.7(c) of the Agreement.

          "Class C Principal Payment Commencement Date" shall mean the earlier of (a) the first Business Day in the Amortization Period on which the Class B Invested Amount is paid in full or, if there are no Principal Collections allocable to the Series 1998-3 Securities remaining after payments have been made to the Class B Securities on such Business Day, the Business Day following the Business Day on which the Class B Invested Amount is paid in full, and (b) the Business Day following a sale or repurchase of the Receivables as set forth in Sections 2.4(e), 9.2, 10.2, 12.1 or 12.2 of the Agreement and Section 3 of this Series Supplement.

          "Class C Program Fee" shall mean, for any Business Day, an amount equal to the product of (i) a fraction the numerator of which is the actual number of days from and including the preceding Business Day to but excluding such Business Day and the denominator of which is 360, (ii) .450% and (iii) the Class C Invested Amount on the preceding Business Day.

          "Class C Required Amount" shall mean the amount determined by the Servicer on each Business Day equal to the excess, if any, of (x) the sum of (i), the amount described in subsection 4.9(a)(iii)(y) for such Business Day, (ii) the Class C Percentage of the Daily Portion of the Servicing Fee for the then current Monthly Period, (iii) the Class C Percentage of the
Series Default Amount, if any, for such Business Day and, to the extent not previously paid, for any previous Business Day in such Monthly Period and (iv) the Class C Percentage of the Series 1998-3 Percentage of the Adjustment Payment required to be made by the Transferor but not made on the related Transfer Date, over (y) the Available Series 1998-3 Finance Charge Collections plus any Excess Finance Charge Collections from other Series and any Transferor Finance Charge Collections allocated with respect to the amounts described in clauses (x)(i) through (iv).

          "Class C Reserve Account" shall have the meaning specified in subsection 4.16(a) of the Agreement.

          "Class C Securityholders" shall mean each Person in whose name a Class C Security is registered in the Security
Register.

          "Class C Securityholders' Interest" shall mean the portion of the Series 1998-3 Securityholders' Interest evidenced by the Class C Securities.

          "Class C Securities" shall mean the variable funding securities executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-3 hereto.

          "Class C Trigger Event" shall have the meaning specified in Section 4.15 of the Agreement.

          "Class D Charge-Offs" shall have the meaning specified in subsection 4.13(a) of the Agreement.

          "Class D Excess Amount" shall mean, with respect to any Business Day, the excess of the Class D Invested Amount over the Stated Class D Amount on such Business Day after taking into account all adjustments of the Invested Amount on such day.

          "Class D Fixed/Floating Percentage" shall mean for any Business Day on or after the Amortization Period Commencement Date the percentage equivalent of a fraction, the numerator of which is the Class D Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables as of the beginning of such Business Day and the amount on deposit in the Excess Funding Account as of the beginning of such Business Day after giving effect to any deposits or withdrawals to be made to the Excess Funding Account on such Business Day and (b) the sum of the numerators used to calculate the applicable floating or fixed/floating percentages with respect to all Participations and all Classes of all Series then outstanding.

          "Class D Floating Percentage" shall mean with respect to any Business Day the percentage equivalent of a fraction, the numerator of which is the Class D Invested Amount as of the beginning of such Business Day after taking into account all adjustments of the Class D Invested Amount on such day and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables as of the beginning of such Business Day and the amount on deposit in the Excess Funding Account as of the beginning of such Business Day after giving effect to any deposits or withdrawals to be made to the Excess Funding Account on such Business Day and (b) the sum of the numerators used to calculate the applicable floating or fixed/floating percentages with respect to all Participations and all Classes of all Series then outstanding.

          "Class D Initial Invested Amount" shall mean
$12,409,090.91.

          "Class D Interest Rate" shall have the meaning specified in subsection 4.20 of the Agreement.

          "Class D Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class D Initial Invested Amount, plus (b) the aggregate principal amount of any Additional Class D Invested Amounts pursuant to Section
6.16 of the Agreement, minus (c) the aggregate amount of principal payments made to Class D Securityholders and reductions of the Class D Invested Amount pursuant to subsection 4.7(d) of the Agreement through and including such Business Day, minus (d) the aggregate amount of Class D Charge-Offs for all prior Distribution Dates, minus (e) the aggregate amount of Redirected Principal Collections for which the Class D Invested Amount has been reduced on all prior Distribution Dates, and plus (f) the sum of the aggregate amount applied through and including such Business Day pursuant to subsections 4.9(a)(x) of the Agreement (including, with respect to such subsection, amounts applied thereto pursuant to subsections 4.10(a) and (b) of the Agreement), for the purpose of reinstating amounts reduced pursuant to the foregoing clauses (d) and (e); provided, however, that the Class D Invested Amount shall in no event be reduced below zero.

          "Class D Maximum Invested Amount" shall mean
$54,545,455 or such lesser amount as is specified in writing by the Transferor from time to time upon 30 days prior written notice to the Trustee and the Securityholders.

          "Class D Outstanding Principal Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class D Initial Invested Amount, plus (b) the aggregate principal amount of any Additional Class D Invested Amounts pursuant to
Section 6.16 of the Agreement, minus (c) the aggregate amount of principal payments made to Class D Securityholders and reductions of the Class D Invested Amount pursuant to subsection 4.7(d) of the Agreement through and including such Business Day.

          "Class D Principal" shall mean the principal distributable in respect of the Class D Securities as specified in subsection 4.7(d) of the Agreement.

          "Class D Principal Payment Commencement Date" shall mean the earlier of (a) the first Business Day in the Amortization Period on which the Class C Invested Amount is paid in full or, if there are no Principal Collections allocable to the Series 1998-3 Securities remaining after payments have been made to the Class C Securities on such Business Day, the Business Day following the Business Day on which the Class C Invested Amount is paid in full, and (b) the Business Day following a sale or repurchase of the Receivables as set forth in Sections 2.4(e), 9.2, 10.2, 12.1 and 12.2 of the Agreement and Section 3 of this Series Supplement.

          "Class D Securityholders" shall mean each Person in whose name a Class D Security is registered in the Security
Register.

          "Class D Securityholders' Interest" shall mean the portion of the Series 1998-3 Securityholders' Interest evidenced by the Class D Securities.

          "Class D Securities" shall mean the Securities executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-4 hereto.

          "Closing Date" shall mean the date of initial issuance of Securities of Series 1998-3.

          "Commercial Paper" shall mean the promissory notes issued by the Conduit Purchasers in the commercial paper market pursuant to the related facility documentation.

          "Conduit Purchasers" shall have the meaning given to such term in the Security Purchase Agreement.

          "Cost of Funds" shall mean, with respect to any day during each Monthly Period, the greater of (a) the sum of the Daily Accrued Interest for each Purchaser Group on such day and
(b) the Servicer's most recent estimate, delivered to the Trustee from time to time, of the average daily amount of the Daily Accrued Interest for each Purchaser Group during such Monthly Period.

          "Daily Accrued Interest" shall mean, for each Purchaser Group with respect to any day, the sum of (a) the Interest Component accrued with respect to such day of outstanding Commercial Paper which has been issued by the Conduit Purchaser(s) in such Purchaser Group to fund all or a portion of such Purchaser Group's Percentage of the ABC Invested Amount, (b) the interest accrued at the Bank Rate with respect to such day on amounts borrowed by the Conduit Purchaser(s) in such Purchaser Group under a Liquidity Provider Agreement to fund all or a portion of the ABC Invested Amount and (c) the interest accrued at the Bank Rate with respect to such day on amounts funded by Alternate Purchasers in such Purchaser Group with respect to all or a portion of such Purchaser Group's Percentage of the ABC Invested Amount.

          "Daily Portion" shall mean, with respect to any amount determined pursuant hereto, the product of such amount and a fraction the numerator of which shall be the number of days from and including the preceding Business Day to but excluding such Business Day and the denominator of which shall be the number of days in the then current Monthly Period.

          "Distribution Date" shall mean September 15, 1998, and the fifteenth day of each month thereafter, or if such day is not a Business Day, the next succeeding Business Day; provided, however, that the final Distribution Date with respect to the payment of principal and interest shall be the Scheduled Series 1998-3 Termination Date.

          "Early Amortization Period" shall mean the period beginning on the day on which a Pay Out Event occurs or is deemed to have occurred and ending on the earlier of (i) the date on which the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount have been paid in full and (ii) the Series 1998-3 Termination Date.

          "Election Date" shall have the meaning specified in subsection 6.17(a) of the Agreement.

          "Election Notice" shall have the meaning specified in subsection 6.17(a) of the Agreement.

          "Enhancement" shall mean, with respect to the Class A Securities, the subordination of the Class B Invested Amount, the Class C Invested Amount, and the Class D Invested Amount, with respect to the Class B Securities, the subordination of the Class C Invested Amount and the Class D Invested Amount, and with respect to the Class C Securities, the subordination of the Class D Invested Amount.

          "Excess Finance Charge Collections" shall mean, with respect to any Business Day, as the context requires, either (x) the amount described in subsection 4.9(a)(xx) of the Agreement allocated to the Series 1998-3 Securities but available to cover shortfalls in amounts paid from Finance Charge Collections for other Series, if any, or (y) the aggregate amount of Finance Charge Collections allocable to other Series in excess of the amounts necessary to make required payments with respect to such Series, if any, and available to cover shortfalls with respect to the Series 1998-3 Securities.

          "Extension" shall mean the procedure by which the Series 1998-3 Securityholders consent to the extension of the Revolving Period to the new Amortization Period Commencement Date set forth in the Extension Notice, pursuant to Section 6.17 of the Agreement.

          "Extension Date" shall mean the first day of the August 2001 Monthly Period or if an Extension has already occurred, the date of the next Extension Date set forth in the Extension Notice relating to the Extension then in effect (or, if any such date is not a Business Day, the next preceding Business Day).

          "Extension Notice" shall have the meaning specified in subsection 6.17(a) of the Agreement.

          "Extension Opinion" shall have the meaning specified in subsection 6.17(a) of the Agreement.

          "Extension Tax Opinion" shall have the meaning specified in subsection 6.17(a) of the Agreement.

          "Facility Limit" shall mean $400,000,000; provided, that such amount may not at any time exceed the aggregate of the Class A Commitment Amounts, the Class B Commitment Amounts and the Class C Commitment Amounts (as each is defined in the Security Purchase Agreement) at any time in effect; provided, further, that from and after the Increase Termination Date the Facility Limit shall at all times equal the Aggregate ABC Principal Amount plus the Aggregate Interest Component; provided, further, that the Transferor may, from time to time upon at least thirty (30) days prior written notice to each Managing Agent, elect to reduce the Facility Limit to an amount no less than the outstanding Invested Amount after giving effect to any Additional Invested Amounts requested on such date.

          "Facility Unused Fee" shall mean, for any Business Day, an amount equal to the sum of (A) the product of (i) a fraction the numerator of which is the actual number of days from and including the preceding Business Day to but excluding such Business Day and the denominator of which is 360, (ii) 0.125% and
(iii) the excess of (a) the Class A Maximum Invested Amount minus the Class A Invested Amount as of the preceding Business Day and
(B) the product of (i) a fraction the numerator of which is the actual number of days from and including the preceding Business Day to but excluding such Business Day and the denominator of which is 360, (ii) .1875% and (iii) the excess of (x)the sum of the Class B Maximum Invested Amount and the Class C Maximum Invested Amount over (y) the sum of the Class B Invested Amount and the Class C Invested Amount, each as of the preceding Business Day.

          "FCI Note" shall have the meaning specified in Section
13 of this Series Supplement.

          "FCI Note Required Amount" shall have the meaning specified in Section 13 of this Series Supplement.

          "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

          "Fixed/Floating Percentage" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the sum of the Class A Adjusted Invested Amount, the Class B Adjusted Invested Amount, the Class C Adjusted Invested Amount and the Class D Invested Amount, in each case at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and
(b) the sum of the numerators used to calculate the applicable floating or fixed/floating percentages with respect to all Participations and all Classes of all Series then outstanding.

          "Floating Percentage" shall mean for any Business Day the sum of the applicable Class A Floating Percentage, Class B
Floating Percentage, Class C Floating Percentage, and Class D
Floating Percentage for such Business Day.

          "Funding Period" shall have the meaning specified in the Security Purchase Agreement.

          "Increased Costs" shall have the meaning specified in the Security Purchase Agreement.

          "Increase Termination Date" shall mean the earliest to occur of (i) the Amortization Period Commencement Date, (ii) that Business Day which the Transferor designates as the "Increase Termination Date" by written notice to the Administrative Agent at least 30 days prior to such date or (iii) the Specified Termination Date.

          "Interest Accrual Period" shall mean a Monthly Period and, with respect to a Distribution Date, the preceding Monthly Period; provided, however, that the initial Interest Accrual Period shall be the period from the Closing Date to and including the last day of the Monthly Period preceding the initial Distribution Date.

          "Interest Component" shall mean, with respect to any Commercial Paper (i) issued on a discount basis, the portion of the face amount of such Commercial Paper representing the discount incurred in respect thereof and (ii) issued on an interest-bearing basis, the interest payable on such Commercial Paper (in each case including the related Commercial Paper dealer fees payable in connection with the issuance of such Commercial Paper).

          "Interest Rate Caps" shall mean the interest rate caps provided pursuant to Cap Agreements by one or more Cap Providers to the Transferor and assigned to the Trustee on behalf of any of the Securityholders which shall entitle the Trust to receive monthly payments equal to the product of (i) the positive difference, if any, between LIBOR in effect for each applicable Interest Period and 6.05%, (ii) the notional amount of such interest rate cap and (iii) the actual number of days in the Interest Period divided by 360.

          "Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to the sum of (a) the Class A Invested Amount as of such Business Day, (b) the Class B Invested Amount as of such Business Day, (c) the Class C Invested Amount as of such Business Day and (d) the Class D Invested Amount as of such Business Day; provided, however, that for purposes of determining the Servicing Fee and the Aggregate Invested Amount, the Invested Amount shall mean an amount equal to the sum of (a) the Class A Adjusted Invested Amount as of such Business Day, (b) the Class B Adjusted Invested Amount as of such Business Day, (c) the Class C Adjusted Invested Amount as of such Business Day and
(d) the Class D Invested Amount as of such Business Day.

          "LIBOR" shall mean, for any Interest Accrual Period, the London interbank offered quotations for one-month Dollar deposits determined by the Trustee for each Interest Accrual Period in accordance with the provisions of Section 4.21 of the Agreement.

          "LIBOR Determination Date" shall mean the second Business Day prior to the commencement of each Interest Accrual Period; provided, however, that with respect to the initial Interest Accrual Period for the Series 1998-3 Securities, LIBOR Determination Date shall mean a date selected by the Transferor which shall not be in excess of two Business Days prior to the date of initial issuance of Securities of the applicable Class. For purposes of this definition, a Business Day is any day on which banks in London and New York are open for the transaction of international business.

          "Liquidity Provider" shall have the meaning given to such term in the Security Purchase Agreement.

          "Liquidity Provider Agreement" shall have the meaning given to such term in the Security Purchase Agreement.

          "Managing Agent" shall have the meaning given to such term in the Security Purchase Agreement.

          "Minimum Transferor Percentage" shall mean 0%;
provided, however, that in certain circumstances such percentage may be increased.

          "Monthly Period" shall have the meaning specified in the Agreement, except that the first Monthly Period with respect to the Series 1998-3 Securities shall begin on and include the Closing Date and shall end on and include the last day of the then current fiscal month of the Transferor.

          "Moody's" shall mean Moody's Investors Service, Inc.
and any successor thereto.

          "NationsBank" shall mean NationsBank, N.A., a national banking association.

          "Negative Carry Amount" shall have the meaning specified in subsection 4.10(a) of the Agreement.

          "Net Revolving Principal Collections" shall have the meaning specified in Section 4.9(b) of the Agreement.

          "Paying Agent" shall mean, for the Series 1998-3
Securities, The Bank of New York.

          "Payment Reserve Account" shall have the meaning specified in Section 4.17 of the Agreement.

          "Pay Out Commencement Date" shall mean the date on which a Trust Pay Out Event is deemed to occur pursuant to
Section 9.1 of the Agreement or a Series Pay Out Event is deemed to occur pursuant to Section 8 of this Series Supplement.

          "Portfolio Yield" shall mean for the Series 1998-3 Securities, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the aggregate amount of Available Series 1998-3 Finance Charge Collections for such Monthly Period (not including
(a) the amounts withdrawn from the Payment Reserve Account, (b) Adjustment Payments made by the Transferor with respect to Adjustment Payments required to be made but not made in prior Monthly Periods, if any, and (c) the amount of any Finance Charge Collections received with respect to the final payment of any Closed End Receivable that is refinanced with a receivable arising under a revolving credit card account), calculated on a cash basis, after subtracting the aggregate Series Default Amount for such Monthly Period and the Series 1998-3 Percentage of any Adjustment Payments which the Transferor is required but fails to make pursuant to the Agreement for such Monthly Period, and the denominator of which is the average daily Invested Amount for such Monthly Period; provided, however, that Excess Finance Charge Collections applied for the benefit of the Series 1998-3 Securityholders may be added to the numerator if (i) the Transferor shall have provided ten Business Days prior written notice of such action to each Rating Agency and the Senior Securityholders and (ii) the Required Senior Securityholders shall have given their written consent to such action.

          "Prime Rate" shall mean, a rate per annum equal to the greater of (i) the prime rate of interest announced by NationsBank from time to time, changing when and as said prime rate changes (such rate not necessarily being the lowest or best rate charged by NationsBank) and (ii) the sum of (a)0.50% and (b) the rate equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by NationsBank from three Federal funds brokers of recognized standing selected by it.

          "Principal Funding Account" shall have the meaning specified in Section 4.19 of the Agreement.

          "Principal Funding Account Balance" shall mean, with respect to any date of determination, the principal amount, if any, on deposit in the Principal Funding Account on such date of determination.

          "Principal Shortfalls" shall mean on any Business Day
(i) prior to the Amortization Period Commencement Date, zero, and
(ii) after the Amortization Period Commencement Date, the
Invested Amount after the application of Principal Collections on such Business Day.

          "Prior Tax Year" shall have the meaning specified in
Section 10(k) of this Series Supplement.

          "Program Support Provider Agreement" has the meaning given to such term in the Security Purchase Agreement.

          "Program Support Provider" has the meaning given to such term in the Security Purchase Agreement.

          "Purchaser" shall mean a Conduit Purchaser or an Alternate Purchaser, as the context requires.

          "Purchaser Group" shall have the meaning given to such term in the Security Purchase Agreement.

          "Purchaser Group Percentage" shall mean (a) 37.5% with respect to Kitty Hawk Funding Corporation and the related
Purchaser Group, (b) 37.5% with respect to Falcon Asset
Securitization Corporation and the related Purchaser Group and
(c) 25% with respect to Four Winds Funding Corporation and the related Purchaser Group.

          "Qualified Substitute Arrangement" shall have the meaning specified in Section 3A(d) of this Series Supplement.

          "Rating Agency" shall mean Moody's.

          "Redirected Class B Principal Collections" shall have the meaning specified in subsection 4.14(c) of the Agreement.

          "Redirected Class C Principal Collections" shall have the meaning specified in subsection 4.14(b) of the Agreement.

          "Redirected Class D Principal Collections" shall have the meaning specified in subsection 4.14(a) of the Agreement.

          "Redirected Principal Collections" shall mean the sum of Redirected Class B Principal Collections, Redirected Class C
Principal Collections and Redirected Class D Principal
Collections.

          "Replacement Interest Rate Cap" shall mean one or more Interest Rate Caps, which in combination with all other Interest Rate Caps then in effect, after giving effect to any planned cancellations of any presently outstanding Interest Rate Caps, satisfies the Transferor's covenant contained in Section 3A of this Series Supplement to maintain Interest Rate Caps.

          "Required Amount" shall have the meaning specified in
Section 4.10 of the Agreement.

          "Required Senior Securityholders" shall mean the Holders of Senior Securities evidencing undivided interests aggregating more than 50% of the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount.

          "Revolving Period" shall mean the period from and including the Closing Date to, but not including, the Amortization Period Commencement Date.

          "Revolving Receivables Reserve Account" shall have the meaning specified in Section 4.18 of the Agreement.

          "Scheduled Series 1998-3 Termination Date" shall mean the first day of the February 2006 Monthly Period unless a different date shall be set forth in any Extension Notice.

          "Security Purchase Agreement" shall mean the Security Purchase Agreement, dated as of July 30, 1998, by and among the Transferor, the Conduit Purchasers, the financial institutions from time to time parties thereto as Alternate Purchasers, the Managing Agents and the Administrative Agent, as the same may from time to time be amended, restated, modified and in effect.

          "Senior Security" shall mean a Class A Security, Class
B Security or Class C Security.

          "Senior Securityholder" means the holder of record of any Class A Security, Class B Security or Class C Security.

          "Series Default Amount" shall mean, with respect to each Business Day, an amount equal to the product of the Default
Amount identified since the prior reporting date and the Floating
Percentage applicable for such Business Day.

          "Series 1998-3" shall mean the Series of the Fingerhut
Master Trust represented by the Series 1998-3 Securities.

          "Series 1998-3 Percentage" shall mean, on any date of determination, the percentage equivalent of a fraction the numerator of which is the Invested Amount and the denominator of which is the sum of the Invested Amounts relating to all Series then outstanding.

          "Series 1998-3 Securities" shall mean the Class A
Securities, the Class B Securities, the Class C Securities and the Class D Securities.

          "Series 1998-3 Securityholder" shall mean the holder of record of any Series 1998-3 Security.

          "Series 1998-3 Securityholders' Interest" shall have the meaning specified in Section 4.4 of the Agreement.

          "Series 1998-3 Termination Date" shall mean the earlier to occur of (i) the day after the Distribution Date on which the Series 1998-3 Securities are paid in full or (ii) the Scheduled
Series 1998-3 Termination Date.

          "Series Pay Out Event" shall have the meaning specified in Section 8 of this Series Supplement.

          "Series Servicing Fee Percentage" shall mean 2.00% per annum.

          "Servicing Fee" shall mean, for any Business Day, an amount equal to the product of (i) a fraction the numerator of which is the actual number of days from but excluding the next preceding Business Day to and including such Business Day and the denominator of which is 365 or 366, as the case may be, (ii) the applicable Series Servicing Fee Percentage and (iii) the Adjusted Invested Amount on such Business Day after giving effect to all transactions on such Business Day.

          "Shared Principal Collections" shall mean, as the context requires, either (A) the sum of (x) the amount of Principal Collections for any Business Day allocated to the Series 1998-3 Securities which, in accordance with subsections 4.9(b) and 4.12(g) of the Agreement, may be applied in accordance with Section 4.3(e) of the Agreement, and (y) the amounts treated as Shared Principal Collections pursuant to subsections 4.9(a)(v), (vi), (vii), (viii), (ix) and (x) of the Agreement,
(B) the amounts allocated to the Investor Securities of other Series which the applicable Series Supplements for such Series specify are to be treated as "Shared Principal Collections" or
(C) the amounts specified in any Participation Supplement to be treated as "Shared Principal Collections" and which may be applied to cover Principal Shortfalls with respect to the Series 1998-3 Securities.

          "Specified Class C Reserve Amount" shall mean zero prior to the occurrence of a Class C Trigger Event and thereafter the amount, if any, which if added to the numerator of the Target
Percentage would cause such percentage to be equal to 5%.

          "Specified Revolving Receivables Reserve Amount" shall mean, on any date of determination, an amount equal to the product of (x) the Floating Percentage on such date and (y) 1% of the aggregate amount of Principal Receivables which are Revolving Receivables on such date; provided, however, that such percentage may be reduced at the option of the Transferor at any time if the Rating Agency Condition shall have been satisfied with respect thereto.

          "Specified Termination Date" shall mean July 29, 1999, or such later date to which the Specified Termination Date may be extended pursuant to Section 2.05 of the Security Purchase
Agreement.

          "Stated Class B Amount" shall mean on any date of determination the greater of (i) zero and (ii) a number rounded to the nearest dollar obtained by multiplying the Class A Invested Amount by a fraction the numerator of which is 2 and the denominator of which is 74; provided, however, that in no event shall the Stated Class B Amount exceed the Class B Maximum Invested Amount.

          "Stated Class C Amount" shall mean on any date of determination the greater of (i) zero and (ii) a number rounded to the nearest dollar obtained by multiplying the sum of the Class A Invested Amount and the Class B Invested Amount by a fraction the numerator of which is 12 and the denominator of which is 76; provided, however, that in no event shall the Stated Class C Amount exceed the Class C Maximum Invested Amount.

          "Stated Class D Amount" shall mean on any date of determination the greater of (i) zero and (ii) a number rounded to the nearest dollar obtained by multiplying the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount by a fraction the numerator of which is 12 and the denominator of which is 88; provided, however, that in no event shall the Stated Class D Amount exceed the Class D Maximum Invested Amount; and provided further that during any Early Amortization Period the Stated Class D Amount shall be equal to the Stated Class D Amount immediately preceding the commencement of the Early Amortization Period; and provided further, that on and after the Amortization Period Commencement Date, the Stated Class D Amount shall not be less than 3% (or such lesser percentage specified by Transferor which shall not be less than zero if the Trustee shall have received written confirmation from Moody's that the reduction of such percentage shall not cause Moody's to lower or withdraw its then current rating of the Class A Securities, the Class B Securities or the Class C Securities) of the Invested Amount on the last day of the Revolving Period.

          "Target Percentage" shall have the meaning specified in
Section 4.15 of the Agreement.

          "Targeted Holder" shall mean (i) each holder of a right to receive interest or principal with respect to investor securities (or other interests in the Trust), including the Senior Securities and any Participations, other than securities (or other such interests) with respect to which an opinion is rendered that such securities (or other such interests) will be treated as debt for Federal income tax purposes and (ii) any holder of a right to receive any amount in respect of the Transferor Interest; provided, that any person holding more than one interest each of which would cause such person to be a Targeted Holder shall be treated as a single Targeted Holder.

          "Transfer" shall have the meaning specified in Section
10(i) of this Series Supplement.

          "Transferor Cap Proceeds Percentage" shall mean on any Business Day a fraction equal to one minus a fraction, the numerator of which is the weighted average ABC Invested Amount for the preceding Monthly Period based on the ABC Invested Amount outstanding on each Business Day during such Monthly Period and the denominator of which is the weighted average Aggregate Interest Rate Caps Notional Amount for the preceding Monthly Period based on the Aggregate Interest Rate Caps Notional Amount outstanding on each Business Day during such Monthly Period.

          "Transferor Finance Charge Collections" shall mean on any Business Day the product of (a) the Finance Charge
Collections for such Business Day, (b) the Transferor Percentage and (c) the Series 1998-3 Percentage.

          "Transferor Retained Securities" shall mean Investor
Securities of any Series, including the Class D Securities, which the Transferor retains, but only to the extent that and for so long as the Transferor is the Holder of such Securities.

          "Withholding Event" shall have the meaning specified in
Section 10(k) of this Series Supplement.

          "Withholding Tax" shall have the meaning specified in
Section 10(k) of this Series Supplement.

          SECTION 3 Reassignment Terms. The Series 1998-3 Securities shall be subject to termination by the Transferor at its option, in accordance with the terms specified in subsection 12.2(a) of the Agreement, on any Business Day on or after the Business Day on which the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount is reduced to an amount less than or equal to 10% of the sum of the highest Class A Invested Amount, the highest Class B Invested Amount and the highest Class C Invested Amount during the Revolving Period. The deposit required in connection with any such termination and final distribution shall be equal to the sum of the unpaid Class A Invested Amount, the unpaid Class B Invested Amount and the unpaid Class C Invested Amount plus accrued and unpaid interest on the Series 1998-3 Securities through the day prior to the Business Day on which the final distribution occurs, in each case after giving effect to any payments on such date.

          SECTION 3A. Conveyance of Interest in Interest Rate Cap; Cap Proceeds Account. (a) The Transferor hereby covenants and agrees that, on or prior to the issuance of any of the Series 1998-3 Securities, it shall obtain, and at all times prior to the close of business on the Series 1998-3 Termination Date maintain, one or more Interest Rate Caps whose notional amounts singly or taken as a group equal or exceed the Aggregate ABC Principal Amount. The Transferor hereby assigns, sets-over, conveys, pledges and grants a security interest and lien (free and clear of all other Liens) to the Trustee for the benefit of the Series 1998-3 Securityholders, in all of the Transferor's right, title and interest now existing or hereafter arising in and to the Cap Agreements and the Interest Rate Caps arising thereunder, together with the Cap Proceeds Account and all other proceeds thereof, as collateral security for the benefit of the Series 1998-3 Securityholders. The Transferor hereby further agrees to execute all such instruments, documents and financing statements and take all such further action requested by the Trustee to evidence and perfect the assignment of the Cap Agreements and the Interest Rate Caps pursuant to this Section 3A. The Transferor agrees that each Interest Rate Cap shall provide for payments to the Trustee and that the Trust's interest in respect of such payments shall be deposited into the Cap Proceeds Account.

          (b) The Trustee, for the benefit of the Series 1998-3 Securityholders, shall establish and maintain with a Qualified Institution, which may be the Trustee, in the name of the Trustee, on behalf of the Securityholders, a certain segregated trust account (the "Cap Proceeds Account"). The amounts paid to the Trustee pursuant to the Interest Rate Caps or any Qualified Substitute Arrangement on any settlement date set forth therein (a "Cap Settlement Date") shall be deposited by the Trustee in the Cap Proceeds Account, and the Transferor Cap Proceeds Percentage of such amounts, on such Cap Settlement Date or promptly thereafter, shall be paid from the Cap Proceeds Account to the Transferor. Any amounts paid pursuant to the Interest Rate Caps or any Qualified Substitute Arrangement on the first Business Day of any Monthly Period shall be treated for all purposes herein, including application in accordance with Section
4.9 of the Agreement, as if they had been received on the last Business Day of the preceding Monthly Period. Funds in the Cap Proceeds Account shall be invested at the direction of the Servicer, in Cash Equivalents with maturities not later than the next succeeding Business Day. Any earnings on such invested funds shall be deposited and held in the Cap Proceeds Account and applied in the same manner and priority as payments pursuant to the Interest Rate Caps.

          (c) In the event that the Cap Provider defaults in its obligation to make a payment to the Trustee under one or more Cap Agreements on any Cap Settlement Date, the Trustee shall make a demand on such Cap Provider, or any guarantor, if applicable, demanding payment by 12:30 p.m., New York time, on such date.
The Trustee shall give notice to the Securityholders upon the continuing failure by any Cap Provider to perform its obligation during the two Business Days following a demand made by the Trustee on such Cap Provider, and shall take such action with respect to such continuing failure directed to be taken by the Securityholders.

          (d) In the event that the senior unsecured debt rating of a Cap Provider is withdrawn or reduced below Aa2 by Moody's, then within 30 days after receiving notice of such decline in the creditworthiness of the Cap Provider as determined by the Rating Agency, either (x) the Cap Provider, with the prior written confirmation of the Rating Agency that such arrangement will not result in the reduction or withdrawal of the rating of the Class A Securities, the Class B Securities or the Class C Securities, will enter into an arrangement the purpose of which shall be to assure performance by the Cap Provider of its obligations under the Interest Rate Cap; or (y) the Servicer shall at its option either (i) with the prior written confirmation of the Rating Agency that such action will not result in a reduction or withdrawal of the rating of the Class A Securities, the Class B Securities or the Class C Securities, cause the Cap Provider to pledge securities in the manner provided by applicable law, which shall be held by the Trustee or its agent free and clear of the Lien of any third party, in a manner conferring on the Trustee a perfected first Lien in such securities securing the Cap Provider's performance of its obligations under the applicable Interest Rate Cap, or (ii) provided that a Replacement Interest Rate Cap or Qualified Substitute Arrangement meeting the requirements of Section 3A(e) has been obtained, direct the Trustee (A) to provide written notice to the Cap Provider of its intention to terminate the applicable Interest Rate Cap within such 30-day period and (B) to terminate the applicable Interest Rate Cap within such 30-day period, to request the payment to the Trustee of all amounts due to the Trust under the applicable Interest Rate Cap through the termination date and resulting from the termination of such Interest Rate Cap and to deposit any such amounts so received, on the day of receipt, to the Cap Proceeds Account to be used first to obtain a Replacement Interest Rate Cap or Qualified Substitute Arrangement meeting the requirements of subsection 3A(e)(ii) and then as Available Series 1998-3 Finance Charge Collections, or (iii) establish any other arrangement (including an arrangement or arrangements in addition to or in substitution for any prior arrangement made in accordance with the provisions of this Section 3A(d)) satisfactory to the Rating Agency such that the Rating Agency will not reduce or withdraw the rating of the Class A Securities, the Class B Securities or the Class C Securities (a "Qualified Substitute Arrangement"); provided, however, that in the event at any time any alternative arrangement established pursuant to clause (x) or (y)(i) or (y)(iii) above shall cease to be satisfactory to the Rating Agency then the provisions of this
Section 3A(d) shall again be applied and in connection therewith the 30-day period referred to above shall commence on the date the Servicer receives notice of such cessation or termination, as the case may be.

          (e) Unless an alternative arrangement pursuant to clause (x) or (y)(i) of Section 3A(d) is being established, the Servicer shall use its best efforts to obtain a Replacement Interest Rate Cap or Qualified Substitute Arrangement meeting the requirements of this subsection 3A(e) during the 30-day period referred to in subsection 3A(d) from the funds received from the termination of the applicable Interest Rate Cap referred to in subsection 3A(d); provided, that the Servicer shall not be required to use its own funds to obtain a Replacement Interest Rate Cap or Qualified Substitute Arrangement. The Trustee shall not terminate the Interest Rate Cap unless, prior to the expiration of the 30-day period referred to in said Section 3A(d), the Servicer delivers to the Trustee (i) a Replacement Interest Rate Cap or Qualified Substitute Arrangement and (ii) a letter from the Rating Agency confirming that the termination of the Interest Rate Cap and its replacement with such Replacement Interest Rate Cap or Qualified Substitute Arrangement will not adversely affect its rating of the Class A Securities, the Class B Securities or the Class C Securities.

          (f) The Servicer shall notify the Trustee, the Rating
Agency and each Managing Agent within five Business Days after obtaining knowledge that the senior unsecured debt rating of the Cap Provider has been withdrawn or reduced by Moody's.

          (g) Notwithstanding the foregoing, the Servicer may at any time obtain a Replacement Interest Rate Cap, provided that the Servicer delivers to the Trustee a letter from the Rating Agency confirming that the termination of the then current Interest Rate Cap and its replacement with such Replacement Interest Rate Cap will not adversely affect its rating of the Class A Securities, the Class B Securities or the Class C Securities.

          (h) The Trustee, on behalf of the Securityholders, upon notification from the Servicer, shall sell all or a portion of the Interest Rate Caps subject to the following conditions having been met:

               (x) the Aggregate Interest Rate Caps Notional Amount after giving effect to such sale shall equal or exceed the Aggregate ABC Principal Amount as of the date of such sale after giving effect to all payments and allocations made pursuant to this Agreement;

               (y) such sale will not result in a downgrading or withdrawal of the then current rating on any Class of the Securities by the Rating Agencies; and

               (z) the minimum notional amount denomination of any Interest Rate Cap to be sold is $500,000.

          The Servicer shall have the duty of obtaining a fair market value price for the sale of the Trust's rights under any Interest Rate Cap, notifying the Trustee of prospective purchasers and bids, and selecting the purchaser of such Interest Rate Cap. The Trustee upon receipt of the purchase price in the Collection Account shall execute all documentation necessary to effect the transfer of the Trust's rights under the Interest Rate Cap and to release the Lien of the Trustee on the Interest Rate Cap and proceeds thereof.

          Funds deposited in the Collection Account in respect of the sale of all or a portion of an Interest Rate Cap shall be applied as Principal Collections allocable to Series 1998-3 and shall be applied on the next Distribution Date in accordance with subsections 4.7(a), (b) and (c) and 4.9(b) and (c).

          SECTION 4 Delivery and Payment for the Series 1998-3 Securities. The Transferor shall execute and deliver the Series 1998-3 Securities to the Trustee for authentication in accordance with Section 6.1 of the Agreement. The Trustee shall deliver the Series 1998-3 Securities to or upon the order of the Transferor when authenticated in accordance with Section 6.2 of the Agreement.

          SECTION 5 Form of Delivery of Series 1998-3 Securities.
The Class A Securities, the Class B Securities, the Class C
Securities and the Class D Securities shall be delivered as Registered Securities as provided in Section 6.1 of the Agreement.

          SECTION 6 Article IV of Agreement. Sections 4.1, 4.2 and 4.3 of the Agreement shall read in their entirety as provided in the Agreement. Article IV of the Agreement (except for Sections 4.1, 4.2 and 4.3 thereof) shall read in its entirety as follows and shall be applicable only to the Series 1998-3
Securities:


                           ARTICLE IV
                  RIGHTS OF SECURITYHOLDERS AND
            ALLOCATION AND APPLICATION OF COLLECTIONS

          Section 4.4 Rights of Securityholders. The Series 1998-3 Securities shall represent undivided interests in the Trust, including the right to receive, to the extent necessary to make the required payments with respect to such Series 1998-3 Securities at the times and in the amounts specified in this Agreement, (a) the Floating Percentage and the Fixed/Floating Percentage (as applicable from time to time) of Collections available in the Collection Account, (b) funds allocable to the Series 1998-3 Securities on deposit in the Excess Funding Account and (c) funds on deposit in the Interest Funding Account, the Principal Account, the Distribution Account, the Cap Proceeds Account, the Payment Reserve Account, the Class C Reserve Account, the Revolving Receivables Reserve Account, and the Principal Funding Account (for such Series, the "Series 1998-3 Securityholders' Interest"). The Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount shall be subordinated to the Class A Securities; the Class C Invested Amount and the Class D Invested Amount shall be subordinated to the Class B Securities; and the Class D Invested Amount shall be subordinated to the Class C Securities, in each case to the extent specified in this Article IV.

          Section 4.5    Collections and Allocation;Payments on
Exchangeable Transferor Security.

                 Collections and Allocations. The Servicer will apply or will instruct the Trustee to apply all funds on deposit in the Collection Account and the Excess Funding Account allocable to the Series 1998-3 Securities, and all funds on deposit in the Interest Funding Account, the Principal Account, the Cap Proceeds Account, the Distribution Account, the Payment Reserve Account, the Class C Reserve Account, the Revolving Receivables Reserve Account and the Principal Funding Account maintained for this Series, as described in this Article IV. On each Business Day, (i) the amount of Finance Charge Collections available in the Collection Account allocable to the Series 1998-3 Securities shall be determined by multiplying the aggregate amount of such Finance Charge Collections by (x) prior to the Pay Out Commencement Date, the Floating Percentage and (y) on and after the Pay Out Commencement Date, the Fixed/Floating Percentage, (ii) the amount of Principal Collections available in the Collection Account allocable to the Series 1998-3 Securities shall be determined by multiplying the aggregate amount of such Principal Collections by (x) during the Revolving Period, the Floating Percentage and (y) during any Amortization Period, the Fixed/Floating Percentage, and (iii) the Default Amount on such Business Day allocable to the Series 1998-3 Securities shall be determined by multiplying the Default Amount by the Floating Percentage.

                 Payments to the Holder of the Exchangeable
Transferor Security. On each Business Day, the Servicer shall allocate and pay Collections in accordance with the Daily Report to the Holder of the Exchangeable Transferor Security in accordance with subsection 4.3(b) of the Agreement; provided, however, that such amounts shall be applied in accordance with
Section 4.10 hereof to the extent specified therein.

               Notwithstanding the foregoing and any other provisions of this Series Supplement, amounts payable to the Transferor shall instead be deposited in the Excess Funding Account to the extent necessary to prevent the Transferor Interest from being less than the Minimum Transferor Interest.

               (c) Investment Earnings. Notwithstanding Section 4.2(e) of the Agreement, amounts on deposit in the Interest Funding Account and the Principal Account shall be invested by the Trustee at the direction of the Servicer in Cash Equivalents that will mature so that such funds will be available for withdrawal on or prior to the next Business Day. The interest and other investment income (net of investment expenses and losses) earned on such investments will be applied on each Business Day as Available Series 1998-3 Finance Charge Collections.

          Section 4.6    Determination of Interest for the Series
1998-3 Securities.    The amount of interest (the "Class A
Interest") allocable to the Class A Securities with respect to any Business Day shall be an amount equal to the product of (i) the Class A Interest Rate and (ii) a fraction the numerator of which is the actual number of days from and including the immediately preceding Business Day to but excluding such Business Day and the denominator of which is 365 or 366, as the case may be, and (iii) the Class A Outstanding Principal Amount on such Business Day after giving effect to all transactions on such Business Day.

          On each Business Day, the Servicer shall determine an amount (the "Class A Interest Shortfall") equal to the excess, if any, of (x) the Class A Interest for such Business Day plus the Class A Interest Shortfall for the preceding Business Day over
(y) the amount available to be paid to the Class A Securityholders in respect thereof on such Business Day. The Class A Interest Shortfall shall initially be zero.

              The amount of interest (the "Class B Interest") allocable to the Class B Securities with respect to any Business Day shall be an amount equal to the product of (i) the Class B Interest Rate, (ii) a fraction the numerator of which is the actual number of days from and including the immediately preceding Business Day to but excluding such Business Day and the denominator of which is 365 or 366, as the case may be, and (iii) the Class B Outstanding Principal Amount on such Business Day after giving effect to all transactions on such Business Day.

          On each Business Day, the Servicer shall determine an amount (the "Class B Interest Shortfall") equal to the excess, if any, of (x) the Class B Interest for such Business Day plus the Class B Interest Shortfall for the preceding Business Day over
(y) the amount available to be paid to the Class B Securityholders in respect thereof on such Business Day. The Class B Interest Shortfall shall initially be zero.

              The amount of interest (the "Class C Interest") allocable to the Class C Securities with respect to any Business Day shall be an amount equal to the product of (i) the Class C Interest Rate and (ii) a fraction the numerator of which is the actual number of days from and including the immediately preceding Business Day to but excluding such Business Day and the denominator of which is 365 or 366, as the case may be, and
(iii) the Class C Outstanding Principal Amount on such Business Day after giving effect to all transactions on such Business Day.

          On each Business Day, the Servicer shall determine an amount (the "Class C Interest Shortfall") equal to the excess, if any, of (x) the Class C Interest for such Business Day plus the Class C Interest Shortfall for the preceding Business Day over
(y) the amount available to be paid to the Class C Securityholders in respect thereof on such Business Day. The Class C Interest Shortfall shall initially be zero.

          Section 4.7    Determination of Principal Amounts.
The amount of principal (the "Class A Principal") distributable from the Distribution Account with respect to the Class A
Securities shall be the following:

           On each Business Day with respect to the Revolving Period an amount equal to the Class A Percentage of the amounts deposited into the Principal Account from the Principal Funding Account pursuant to Section 9A of this Series Supplement;

           On each Business Day designated by the Transferor during the Amortization Period an amount equal to the amount designated by the Transferor pursuant to subsection 4.12(f) of the Agreement; and

           With respect to each Distribution Date during the Amortization Period an amount equal to (i) the Available Series 1998-3 Principal Collections on deposit in the Principal Account pursuant to subsection 4.9(c) of the Agreement with respect to each Business Day in the related Monthly Period less (ii) the aggregate amount withdrawn from the Principal Account for payment to the Class A Securityholders pursuant to subsection 4.12(f) of the Agreement with respect to funds deposited in the Principal Account pursuant to subsection 4.9(c) of the Agreement during the related Monthly Period;

          provided, however, that with respect to any Business
Day, Class A Principal may not exceed the Class A Invested
Amount; provided, further, that with respect to the Scheduled
Series 1998-3 Termination Date, the Class A Principal shall be an amount equal to the Class A Invested Amount.

            The amount of principal (the "Class B Principal") distributable from the Distribution Account with respect to the Class B Securities shall be the following:

          On each Business Day with respect to the Revolving Period an amount equal the lesser of (i) the excess of the Class B Invested Amount over the Stated Class B Amount on such Business Day after taking into account all distributions with respect to the Class A Invested Amount on such Business Day and (ii) the Class B Percentage of the amounts deposited into the Principal Account from the Principal Funding Account pursuant to Section 9A of this Series Supplement, to be distributed only after any such distributions with respect to the Class A Invested Amount;

          On each Business Day designated by the Transferor on and after the Class B Principal Payment Commencement Date an amount equal to the amount designated by the Transferor pursuant to subsection 4.12(f) of the Agreement after application thereof to Class A Principal; and

          With respect to each Distribution Date beginning with the Class B Principal Payment Commencement Date, an amount equal to (i) the Available Series 1998-3 Principal Collections remaining on deposit in the Principal Account pursuant to subsection 4.9(c) of the Agreement with respect to each Business Day in the related Monthly Period after application thereof to Class A Principal less (ii) the aggregate amount withdrawn from the Principal Account for payment to the Class B Securityholders pursuant to subsection 4.12(f) of the Agreement with respect to funds deposited in the Principal Account pursuant to subsection 4.9(c) of the Agreement during the related Monthly Period;

          provided, however, that with respect to any Distribution Date, Class B Principal may not exceed the Class B
Invested Amount; provided, further, that with respect to the Scheduled Series 1998-3 Termination Date, the Class B Principal shall be an amount equal to the Class B Invested Amount.

          The amount of principal (the "Class C Principal") distributable from the Distribution Account with respect to the Class C Securities shall be the following:

          On each Business Day with respect to the Revolving Period an amount equal the lesser of (i) the excess of the Class C Invested Amount over the Stated Class C Amount on such Business Day after taking into account all distributions with respect to the Class A Invested Amount and the Class B Invested Amount on such Business Day and (ii) the Class C Percentage of the amounts deposited into the Principal Account from the Principal Funding Account pursuant to Section 9A of this Series Supplement, to be distributed only after any such distributions with respect to the Class A Invested Amount and the Class B Invested Amount;

          On each Business Day designated by the Transferor on and after the Class C Principal Payment Commencement Date an amount equal to the amount designated by the Transferor pursuant to subsection 4.12(f) of the Agreement after application thereof to Class A Principal and Class B Principal; and

          With respect to each Distribution Date, beginning with the Class C Principal Payment Commencement Date, an amount equal to (i) the Available Series 1998-3 Principal Collections remaining on deposit in the Principal Account pursuant to subsection 4.9(c) of the Agreement with respect to each Business Day in the related Monthly Period after application thereof to Class A Principal and Class B Principal less (ii) the aggregate amount withdrawn from the Principal Account for payment to the Class C Securityholders pursuant to subsection 4.12(f) of the Agreement with respect to funds deposited in the Principal Account pursuant to subsection 4.9(c) of the Agreement during the related Monthly Period;

          provided, however, that with respect to any Distribution Date, Class C Principal may not exceed the Class C
Invested Amount; provided, further, that with respect to the Scheduled Series 1998-3 Termination Date, the Class C Principal shall be an amount equal to the Class C Invested Amount.

            The amount of principal (the "Class D Principal") distributable from the Distribution Account with respect to the Class D Securities shall be the following:

          On each Business Day during the Revolving Period an amount equal the lesser of (i) the excess of the Class D Invested Amount over the Stated Class D Amount on such Business Day after taking into account all distributions with respect to the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount on such Business Day and (ii) the amounts deposited into the Principal Account from the Principal Funding Account after any such distributions in respect of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount;

          On each Business Day designated by the Transferor on and after the Class D Principal Payment Commencement Date an amount equal to the amount designated by the Transferor pursuant to subsection 4.12(f) of the Agreement after application thereof to Class A Principal, Class B Principal and Class C Principal; and

          With respect to each Distribution Date beginning with the Class D Principal Payment Commencement Date, on each Business Day, an amount equal to (i) the Available Series 1998-3 Principal Collections remaining on deposit in the Principal Account pursuant to subsection 4.9(c) of the Agreement with respect to each Business Day in the related Monthly Period after application thereof to Class A Principal, Class B Principal and Class C Principal less (ii) the aggregate amount withdrawn from the Principal Account for payment to the Class D Securityholders pursuant to subsection 4.12(f) of the Agreement with respect to funds deposited in the Principal Account pursuant to subsection 4.9(c) of the Agreement with respect to the related Monthly Period;

          provided, however, that with respect to the Scheduled Series 1998-3 Termination Date, the Class D Principal shall be an amount equal to the Class D Invested Amount; provided further, that on any Business Day during any period other than an Early Amortization Period, the Transferor may designate that an amount up to the excess of the Class D Invested Amount over the Stated Class D Amount on such day after taking into account all adjustments of the Class A Invested Amount, Class B Invested Amount and Class C Invested Amount on such day shall be subtracted from the Class D Invested Amount and added to the Transferor Interest.

          Section 4.8 Shared Principal Collections. Shared Principal Collections allocated to Available Series 1998-3 Principal Collections for the Series 1998-3 Securities on any Business Day and to be treated as Available Series 1998-3 Principal Collections or applied pursuant to subsections 4.9(b) and 4.12(g) for any Business Day shall mean the amount specified in subsection 4.3(e) of the Agreement, including the amount designated, at the option of the Transferor, to be applied as Shared principal Collections for the benefit of the Series 1998-3 Securities.

          Section 4.9    Application of Funds on Deposit in the
Collection Account for the Securities.    On each Business Day,
the Servicer shall deliver to the Trustee a Daily Report in which it shall instruct the Trustee to withdraw, and the Trustee, acting in accordance with such instructions, shall withdraw from the appropriate accounts, to the extent of the sum of (s) the amount of Finance Charge Collections allocated to the Series 1998-3 Securities pursuant to subsection 4.5(a) of the Agreement, (t) the investment earnings on amounts on deposit in the Class C Reserve Account pursuant to subsection 4.16(c), (u) the investment earnings on amounts on deposit in the Payment Reserve Account pursuant to subsection 4.17(d), (v) the investment earnings on amounts on deposit in the Revolving Receivables Reserve Account pursuant to subsection 4.18(d), (w) the investment earnings on amounts on deposit in the Principal
Funding Account pursuant to subsection 4.19(c), (x) the investment earnings on amounts on deposit in the Interest Funding Account and the Principal Account pursuant to subsection 4.5(c),
(y) amounts on deposit in the Payment Reserve Account, if any, if and to the extent so designated by the Transferor and (z) the Cap Receipt Amount, if any, for such Business Day (collectively, the "Available Series 1998-3 Finance Charge Collections"); provided, that with respect to any Business Day, amounts applied pursuant to Sections 4.10 and 4.14 and subsection 4.16(b) of the Agreement shall be applied as if such amounts were Available Series 1998-3 Finance Charge Collections. The Trustee shall apply Available Series 1998-3 Finance Charge Collections and, with respect to clause (ix) below, amounts on deposit in the Class C Reserve Account to the extent of the aggregate amount of Class C Charge-Offs resulting from unpaid Adjustment Payments, if any, in the priority set forth below:

            Class A Interest. On each Business Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall deposit into the Interest Funding Account, an amount equal to the lesser of (x) the Available Series 1998-3 Finance Charge Collections and (y) the sum of (A) the Class A Interest for such Business Day, (B) the Class A Interest Shortfall for such Business Day and (C) accrued and unpaid Class A Funding Interest as of such Business Day; provided, however, that in the event a Pay-Out Event has occurred and is continuing, the amount deposited in the Interest Funding Account pursuant to this subsection 4.9(a)(i) shall not exceed the sum of (a) the Capped Class A Interest for such Business Day and (b) the Capped Class A Interest Shortfall for such Business Day.

            Class B Interest. On each Business Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall deposit into the Interest Funding Account, an amount equal to the lesser of (x) any Available Series 1998-3 Finance Charge Collections remaining after giving effect to the application pursuant to subsection 4.9(a)(i) and (y) the sum of (A) the Class B Interest for such Business Day, (B) the Class B Interest Shortfall for such Business Day and (C) accrued and unpaid Class B Funding Interest as of such Business Day; provided, however, that in the event a Pay-Out Event has occurred and is continuing, the amount deposited in the Interest Funding Account pursuant to this subsection 4.9(a)(ii) shall not exceed the sum of (a) the Capped Class B Interest for such Business Day and (b) the Capped Class B Interest Shortfall for such Business Day.

            Class C Interest. On each Business Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall deposit into the Interest Funding Account, an amount equal to the lesser of (x) any Available Series 1998-3 Finance Charge Collections remaining after giving effect to the application pursuant to subsections 4.9(a)(i) and (ii) and (y) the sum of (A) the Class C Interest for such Business Day, (B) the Class C Interest Shortfall for such Business Day and (C) accrued and unpaid Class C Funding Interest as of such Business Day; provided, however, that in the event a Pay-Out Event has occurred and is continuing, the amount deposited in the Interest Funding Account pursuant to this subsection 4.9(a)(iii) shall not exceed the sum of (a) the Capped Class C Interest for such Business Day and (b) the Capped Class C Interest Shortfall for such Business Day.

            Servicing Fee. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall distribute to the Servicer, an amount equal to the lesser of (x) any Available Series 1998-3 Finance Charge Collections remaining after giving effect to the applications pursuant to subsections 4.9(a)(i) through (iii) and (y) the Servicing Fee for such Business Day plus any Servicing Fees due with respect to any prior Business Day but not distributed to the Servicer.

            Series Default Amount. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall apply, an amount equal to the lesser of (x) any Available Series 1998-3 Finance Charge Collections remaining after giving effect to the applications pursuant to subsections 4.9(a)(i) through (iv) and (y) the sum of (1) the aggregate Series Default Amount for such Business Day plus (2) the unpaid Series Default Amount for each previous Business Day during such Monthly Period, such amount to be (A) treated as Shared Principal Collections during the Revolving Period and (B) treated as Available Series 1998-3 Principal Collections during the Amortization Period.

            Adjustment Payment Shortfalls. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall apply, an amount equal to the lesser of (x) any Available Series 1998-3 Finance Charge Collections remaining after giving effect to the applications pursuant to subsections 4.9(a)(i) through (v) and (y) an amount equal to the Series 1998-3 Percentage of any Adjustment Payment which the Transferor is required but fails to make pursuant to subsection 3.8(a) of the Agreement, such amount, (A) to be treated as Shared Principal Collections during the Revolving Period and (B) to be treated as Available Series 1998-3 Principal Collections during the Amortization Period.

            Reimbursement of Class A Charge-Offs. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall apply, an amount equal to the lesser of
(x) any Available Series 1998-3 Finance Charge Collections remaining after giving effect to the applications pursuant to subsections 4.9(a)(i) through (vi) and (y) the unreimbursed Class A Charge-Offs, if any; such amount will be applied to reimburse Class A Charge-Offs, and will be treated as Shared Principal Collections during the Revolving Period, and will be treated as Available Series 1998-3 Principal Collections during the Amortization Period.

            Reimbursement of Class B Charge-Offs. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall apply, an amount equal to the lesser of
(x) any Available Series 1998-3 Finance Charge Collections remaining after giving effect to the applications pursuant to subsections 4.9(a)(i) through (vii) and (y) the unreimbursed amount by which the Class B Invested Amount has been reduced on prior Business Days pursuant to clauses (c) and (d) of the definition of Class B Invested Amount, if any, such amount, (i) to be treated as Shared Principal Collections during the Revolving Period, and (ii) to be treated as Available Series 1998-3 Principal Collections during the Amortization Period.

            Reimbursement of Class C Charge-Offs. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall apply, an amount equal to the lesser of
(x) the sum of (A) any Available Series 1998-3 Finance Charge Collections remaining after giving effect to the applications pursuant to subsections 4.9(a)(i) through (viii) and (B) any amounts on deposit in the Class C Reserve Account to the extent of the aggregate amount of Class C Charge-Offs resulting from unpaid Adjustment Payments, if any, and (y) the unreimbursed amount by which the Class C Invested Amount has been reduced on prior Business Days pursuant to clauses (c) and (d) of the definition of Class C Invested Amount, if any, such amount,
(i) to be treated as Shared Principal Collections during the Revolving Period, and (ii) to be treated as Available Series 1998-3 Principal Collections during the Amortization Period.

            Reimbursement of Class D Charge-Offs. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall apply an amount equal to the lesser of
(x) any Available Series 1998-3 Finance Charge Collections remaining after giving effect to the applications pursuant to subsections 4.9(a)(i) through (ix) and (y) the unreimbursed amount by which the Class D Invested Amount has been reduced on prior Business Days pursuant to clauses (d) and (e) of the definition of Class D Invested Amount, if any, such amount (A) to be treated as Shared Principal Collections during the Revolving Period and (B) to be treated as Available Series 1998-3 Principal Collections during the Amortization Period.

            Class C Reserve Account. On each Business Day following the occurrence of a Class C Trigger Event, the Trustee acting in accordance with instructions from the Servicer, shall deposit in the Class C Reserve Account an amount equal to the lesser of (x) any Available Series 1998-3 Finance Charge Collections remaining after giving effect to the applications pursuant to subsections 4.9(a)(i) through (x) and (y) the amount by which the Specified Class C Reserve Amount exceeds the amount on deposit in the Class C Reserve Account and deposit such amount, if any, into the Class C Reserve Account.

            Facility Unused Fees. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall deposit into the Interest Funding Account for distribution on the next Distribution Date to the Administrative Agent for the benefit of the Senior Securityholders, an amount equal to the lesser of (x) any Available Series 1998-3 Finance Charge Collections remaining after giving effect to the applications pursuant to subsections 4.9(a)(i) through (xi) and
(y) the sum of (A) the Facility Unused Fee for such Business Day and (B) the Facility Unused Fee accrued but not deposited into the Interest Funding Account with respect to any prior Business Day.

            Excess Class A Interest. In the event a Pay-Out Event has occurred and is continuing, on each Business Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall deposit into the Interest Funding Account an amount equal to the lesser of (x) the Available Series 1998-3 Finance Charge Collections remaining after giving effect to the applications pursuant to subsections 4.9(a)(i) through (xii) and (y) the excess of (A) the sum of the Class A Interest for such Business Day and the Class A Interest Shortfall for such Business Day over (B) the amount applied pursuant to subsection 4.9(a)(i) hereof for such Business Day.

            Excess Class B Interest. In the event a Pay-Out Event has occurred and is continuing, on each Business Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall deposit into the Interest Funding Account an amount equal to the lesser of (x) the Available Series 1998-3 Finance Charge Collections remaining after giving effect to the applications pursuant to subsections 4.9(a)(i) through (xiii) and (y) the excess of (A) the sum of the Class B Interest for such Business Day and the Class B Interest Shortfall for such Business Day over (B) the amount applied pursuant to subsection 4.9(a)(ii) for such Business Day.

            Excess Class C Interest. In the event a Pay-Out Event has occurred and is continuing, on each Business Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall deposit into the Interest Funding Account an amount equal to the lesser of (x) the Available Series 1998-3 Finance Charge Collections remaining after giving effect to the applications pursuant to subsections 4.9(a)(i) through (xiv) and (y) the excess of (A) the sum of the Class C Interest for such Business Day and the Class C Interest Shortfall for such Business Day over (B) the amount applied pursuant to subsection 4.9(a)(iii) for such Business Day.

            Increased Costs. On each Business Day, the Trustee acting in accordance with instructions from the Servicer, shall deposit into the Interest Funding Account for distribution to the Administrative Agent for the benefit of the Senior Securityholders, an amount equal to the lesser of (x) any Available Series 1998-3 Finance Charge Collections remaining after giving effect to the applications pursuant to subsections 4.9(a)(i) through (xv) and (y) the amount of Increased Costs for such Business Day and the Increased Costs accrued but not distributed to the Administrative Agent with respect to any prior Business Day.

            Class D Interest. On each Business Day during a Monthly Period, the Trustee, acting in accordance with the instructions from the Servicer, shall deposit in the Interest Funding Account for distribution to the Class D Securityholders on the next Distribution Date, an amount equal to the lesser of
(x) any Available Series 1998-3 Finance Charge Collections remaining after giving effect to the applications pursuant to subsections 4.9(a)(i) through (xvi) and (y) the sum of (1) the amount of interest which has accrued with respect to the Class D Securities on the Class D Outstanding Principal Amount at the applicable Class D Interest Rate but which has not been deposited into the Interest Funding Account on any prior Business Day or paid to the Class D Securityholders and (2) any additional interest (to the extent permitted by applicable law) at the Class D Interest Rate on interest that was payable during a prior Monthly Period pursuant to this subsection but was not deposited in the Interest Funding Account or paid to the Class D Securityholders.

            Revolving Receivables Reserve Account. On each Business Day, the Trustee acting in accordance with instructions from the Servicer, shall deposit into the Revolving Receivables Reserve Account, an amount equal to the lesser of (x) any Available Series 1998-3 Finance Charge Collections remaining after giving effect to the applications pursuant to subsections 4.9(a)(i) through (xvii) and (y) an amount equal to the excess, if any, of the Specified Revolving Receivables Reserve Amount on such date over the amount then on deposit in the Revolving Receivable Reserve Account.

            Payment Reserve Account. On each Business Day, the Trustee acting in accordance with instructions from the Servicer, shall deposit in the Payment Reserve Account, an amount equal to the lesser of (x) any Available Series 1998-3 Finance Charge Collections remaining after giving effect to the applications pursuant to subsections 4.9(a)(i) through (xviii) and (y) the amount designated by the Transferor in writing (which include facsimile transmission) in its instructions to the Trustee on such Business Day.

            Excess Finance Charge Collections. Any Available Series 1998-3 Finance Charge Collections remaining after giving effect to the applications pursuant to subsection 4.9(a)(i) through (xix), shall be treated as Excess Finance Charge Collections, and the Servicer shall direct the Trustee in writing on each Business Day to first make such amounts available to pay to Securityholders of other Series to the extent of shortfalls, if any, in amounts payable to such Securityholders from Finance Charge Collections allocated to such other Series, then to pay any unpaid commercially reasonable costs and expenses of a Successor Servicer, if any, and then to reserve for (or pay when due) any taxes and related expenses anticipated by the Servicer to be payable by the Trust with respect to the related Monthly Period or prior Monthly Period and then on each Business Day to pay any remaining Excess Finance Charge Collections to the Transferor.

            For each Business Day with respect to the Revolving Period, the funds on deposit in the Collection Account to the extent of the lesser of (A) the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount and (B) the sum of (x) product of (i) the Floating Percentage and (ii) the amount of Principal Collections on such Business Day (less the amount of Redirected Principal Collections on such Business Day) (such product, the "Net Revolving Principal Collections"), (y) the amount then on deposit in the Collection Account pursuant to subsection 3A(h) of this Series Supplement and (z) the amount of Shared Principal Collections allocated to the Series 1998-3 Securities in accordance with Section 4.8 on such Business Day may, at the option of the Transferor or shall,
(I) if the Specified Class C Reserve Amount exceeds the amount on deposit in the Class C Reserve Account on such Business Day or
(II) if the Aggregate ABC Principal Amount exceeds the Aggregate Interest Rate Caps Notional Amount on such Business Day, pursuant to instructions delivered to the Servicer and the Trustee by facsimile or other similar means of documented communication, be deposited into the Principal Funding Account and applied as provided in subsection 9A(b) of this Series Supplement. During the Revolving Period, an amount equal to the Net Revolving Principal Collections less any amount deposited to the Principal Funding Account pursuant to the immediately preceding sentence shall be treated as Shared Principal Collections and applied pursuant to the written direction of the Servicer in the Daily Report for such Business Day, as provided in Section 4.3(e) of the Agreement.

            For each Business Day on and after the Amortization Period Commencement Date, pursuant to the written direction of the Servicer in the Daily Report for such Business Day, an amount (not in excess of the Invested Amount) equal to the Available Series 1998-3 Principal Collections for such Business Day will be deposited into the Principal Account.

          Section 4.10   Coverage of Required Amount for the
Series 1998-3 Securities.    Coverage of Negative Carry Amount.
To the extent that any amounts are on deposit in the Excess Funding Account on any Business Day, the Servicer shall apply, in the manner specified for application of Available Series 1998-3 Finance Charge Collections in subsections 4.9(a)(i) through
(xvii), Transferor Finance Charge Collections in an amount (the "Negative Carry Amount") equal to the excess of (x) the product of (a) the Base Rate, (b) the amounts on deposit in the Excess Funding Account and (c) the number of days elapsed since the previous Business Day divided by the actual number of days in such year over (y) the aggregate amount of all earnings since the previous Business Day available from the Cash Equivalents in which funds on deposit in the Excess Funding Account are invested.

            Required Amounts from Other Series Excess Finance Charge Collections. To the extent that on any Business Day payments are being made pursuant to any of subsections 4.9(a)(i) through (xvii), respectively, and the full amount to be paid pursuant to any such subsection receiving payments on such Business Day is not paid in full on such Business Day, the Servicer shall apply, in the manner specified for application of Available Series 1998-3 Finance Charge Collections in subsections 4.9(a)(i) through (xvii), all or a portion of the Excess Finance Charge Collections from other Series with respect to such Business Day allocable to the Series 1998-3 Securities in an amount equal to the excess of the full amount to be allocated or paid pursuant to the applicable subsection over the amount applied with respect thereto from Available Series 1998-3 Finance Charge Collections and Transferor Finance Charge Collections on such Business Day (the "Required Amount"). Excess Finance Charge Collections allocated to the Series 1998-3 Securities for any Business Day shall mean an amount equal to the product of (x) Excess Finance Charge Collections available from all other Series for such Business Day and (y) a fraction, the numerator of which is the Required Amount for such Business Day and the denominator of which is the aggregate amount of shortfalls in required amounts or other amounts to be paid from Finance Charge Collections for all Series for such Business Day.

          Section 4.11 Payment of Interest. On each day specified below, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw the amount on deposit in the Interest Funding Account allocable to the Series 1998-3 Securities and deposit such amount in the Distribution Account. The Paying Agent shall pay in accordance with Section 5.1 of the Agreement to the Administrative Agent for the benefit of the Senior Securityholders from the Distribution Account the amount deposited into the Interest Funding Account pursuant to subsection 4.9(a) (including, with respect to such subsection, amounts applied thereto pursuant to subsections 4.10(a) and (b), 4.16(b) and Section 4.14 of the Agreement) in the manner set forth below.

          (a) Interest Payments and Other Payments Between Distribution Dates. Pursuant to instructions from the Servicer set forth in the Daily Report for such day, on any Business Day the Trustee shall withdraw an amount on deposit in the Interest Funding Account and distribute such amount as follows:

               (i)  pay to the Administrative Agent for the
benefit of the Class A Securityholders first the Class A Funding Shortfall, if any, for the previous Business Day, and then the portion of Class A Interest accrued with respect to Funding Periods ending on such Business Day;

               (ii) pay to the Administrative Agent for the benefit of the Class B Securityholders first the Class B Funding Shortfall, if any, for the previous Business Day, and then the portion of Class B Interest accrued with respect to Funding Periods ending on such Business Day;

               (iii) pay to the Administrative Agent for the benefit of the Class C Securityholders first the Class C Funding Shortfall, if any, for the previous Business Day, and then the portion of Class C Interest accrued with respect to Funding Periods ending on such Business Day; and

               (iv) at the option of the Transferor, pay to the Administrative Agent for the benefit of the Senior
Securityholders, an amount equal to the portion of Increased
Costs accrued and unpaid on such Business Day.

          (b)  Interest Payments and Other Payments on
Distribution Dates. On each Transfer Date, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw the amount on deposit in the Interest Funding Account with respect to the previous Monthly Period remaining after the applications pursuant to subsection 4.11(a) and deposit such amount in the Distribution Account. On each Distribution Date, the Paying Agent shall make the following payments in accordance with Section 5.1 of the Agreement to the extent of such deposit into the Distribution
Account:

               (i) first, to the Administrative Agent for the benefit of the Class A Securityholders, an amount equal to the lesser of (A) the amounts on deposit in the Interest Funding Account remaining after giving effect to the payment pursuant to subsection 4.11(a) and (B) the excess of (x) the Class A Interest accrued with respect to the preceding Monthly Period and any Class A Interest Shortfalls with respect to the preceding Monthly Period over (y) the aggregate interest payments made with respect thereto pursuant to subsection 4.11(a) prior to such Distribution Date;

               (ii) second, to the Administrative Agent for the benefit of the Class B Securityholders, an amount equal to the lesser of (A) the amounts on deposit in the Interest Funding Account remaining after giving effect to the payment pursuant to subsections 4.11(a) and 4.11(b)(i) and (B) the excess of (x) the Class B Interest accrued with respect to the preceding Monthly Period and any Class B Interest Shortfalls with respect to the preceding Monthly Period over (y) the aggregate interest payments made with respect thereto pursuant to subsection 4.11(a) prior to such Distribution Date;

               (iii) third, to the Administrative Agent for the benefit of the Class C Securityholders, an amount equal to the lesser of (A) the amounts on deposit in the Interest Funding Account remaining after giving effect to the payment pursuant to subsections 4.11(a) and 4.11(b)(i) and (ii) and (B) the excess of
(x) the Class C Interest accrued with respect to the preceding Monthly Period and any Class C Interest Shortfalls with respect to the preceding Monthly Period over (y) the aggregate interest payments made with respect thereto pursuant to subsection 4.11(a) prior to such Distribution Date;

               (iv) fourth, to the Administrative Agent for the benefit of the Senior Securityholders, an amount equal to the Facility Unused Fees accrued with respect to the preceding
Monthly Period;

               (v) fifth, to the extent not paid pursuant to subsection 4.11(a)(iv) above, to the Administrative Agent for the benefit of the Senior Securityholders, an amount equal to the Increased Costs, if any, accrued with respect to the preceding Monthly Period; and

               (vi) sixth, to the Class D Securityholder, an amount equal to the Class D Interest, if any, accrued with respect to the preceding Monthly Period.

          Section 4.12   Payment of Principal.

            On each Business Day during the Revolving Period, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account the amount deposited therein pursuant to subsection 9A(b) of the Agreement and pay such amount to the Administrative Agent pursuant to Section 5.1 of the Agreement on the next Business Day. If so designated in writing by the Transferor with respect to such Business Day, after giving effect to the payments described in the preceding sentence, the Class D Excess Amount, if any, may be subtracted from the Class D Invested Amount and added to the Transferor Interest.

            On the Transfer Date preceding each Distribution Date during the Amortization Period, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account, to the extent of funds available, an amount equal to the Class A Principal for such Distribution Date and deposit such amount in the Distribution Account. On each Distribution Date with respect to the Amortization Period until the Class A Invested Amount is paid in full, the Paying Agent shall pay in accordance with
Section 5.1 of the Agreement to the Administrative Agent from the Distribution Account such amounts deposited with respect to Class A Principal into the Distribution Account on the related Transfer Date.

             On the Transfer Date preceding the Class B Principal Payment Commencement Date and each Transfer Date thereafter, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account, to the extent of funds available, an amount equal to the Class B Principal for such Distribution Date and deposit such amount in the Distribution Account. On and after the Class B Principal Payment Commencement Date, on each Distribution Date until the Class B Invested Amount is paid in full, the Paying Agent shall pay in accordance with Section 5.1 of the Agreement to the Administrative Agent from the Distribution Account such amounts deposited with respect to Class B Principal into the Distribution Account on the related Transfer Date.

            On the Transfer Date preceding the Class C Principal Payment Commencement Date and each Transfer Date thereafter, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account, to the extent of funds available, an amount equal to the Class C Principal for such Distribution Date and deposit such amount in the Distribution Account. On and after the Class C Principal Payment Commencement Date, on each Distribution Date until the Class C Invested Amount is paid in full, the Paying Agent shall pay in accordance with Section 5.1 of the Agreement to the Administrative Agent from the Distribution Account such amounts deposited with respect to Class C Principal into the Distribution Account on the related Transfer Date.

            On the Transfer Date preceding the Class D Principal Payment Commencement Date and each Transfer Date thereafter, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account and deposit in the Distribution Account, to the extent of funds available, an amount equal to the Class D Principal for the related Distribution Date. On the Class D Principal Payment Commencement Date after the payment of any principal amounts to the Class A Securities, the Class B Securities and the Class C Securities on such day, and on each Distribution Date thereafter until the Class D Invested Amount is paid in full, the Paying Agent shall pay in accordance with
Section 5.1 of the Agreement to the Class D Securityholder from the Distribution Account such amounts deposited with respect to Class D Principal into the Distribution Account on the related Transfer Date. Notwithstanding the foregoing, if so designated in writing by the Transferor with respect to any such Transfer Date, any such payment of Class D Principal shall not be made to the Class D Securityholder but such amount shall nonetheless be subtracted from the Class D Invested Amount and added to the Transferor Interest and on each Transfer Date Class D Excess Amounts may be subtracted from the Class D Invested Amount and added to the Transferor Interest whether or not such amount has been deposited into the Distribution Account.

          (f) On any Business Day during the Amortization Period, upon the direction of the Transferor any amounts on deposit in the Principal Account pursuant to subsection 4.9(c) of the Agreement may be withdrawn from the Principal Account and deposited in the Distribution Account, to the extent of funds available, for distribution on the next Business Day, pursuant to
Section 5.1 of the Agreement, to be applied to the payment of Class A Principal until the Class A Invested Amount is paid in full, then to the payment of Class B Principal until the Class B Invested Amount is paid in full, then to the payment of Class C Principal until the Class C Invested Amount is paid in full, and then to the payment of Class D Principal until the Class D Invested Amount is paid in full.

          (g) Any amounts remaining in the Principal Account and allocable to the Series 1998-3 Securities, after the Class D Invested Amount has been paid in full, will be treated as Shared Principal Collections and applied in accordance with Section 4.3(e) of the Agreement.

          Section 4.13   Series Charge-Offs.    If, on any
Determination Date, the sum of the aggregate Series Default Amount and the Series 1998-3 Percentage of unpaid Adjustment Payments, if any, for all Business Days in the preceding Monthly Period exceeded the sum of (x) the aggregate Available Series 1998-3 Finance Charge Collections applied to the payment thereof pursuant to subsections 4.9(a)(v) and (vi) of the Agreement, (y) the aggregate amount of Transferor Finance Charge Collections and Excess Finance Charge Collections allocated thereto pursuant to
Section 4.10 of the Agreement, and (z) the aggregate amount of Redirected Principal Collections applied with respect thereto pursuant to Section 4.14 of the Agreement, the Class D Invested Amount will be reduced by the amount of such excess (a "Class D Charge-Off").

            In the event that any such reduction of the Class D Invested Amount would cause the Class D Invested Amount to be a negative number, the Class D Invested Amount will be reduced to zero, and, the Class C Invested Amount will be reduced by the amount by which the Class D Invested Amount would have been reduced below zero, but not more than the aggregate Series Default Amount and Series 1998-3 Percentage of unpaid Adjustment Payments for such Monthly Period (a "Class C Charge-Off").

            In the event that any such reduction of the Class C Invested Amount would cause the Class C Invested Amount to be a negative number, the Class C Invested Amount will be reduced to zero, and, the Class B Invested Amount will be reduced by the amount by which the Class C Invested Amount would have been reduced below zero, but not more than the remaining aggregate Series Default Amount and Series 1998-3 Percentage of unpaid Adjustment Payments for such Monthly Period (a "Class B Charge-Off").

            In the event that any such reduction of the Class B Invested Amount would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount will be reduced to zero, and the Class A Invested Amount will be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but not more than the remaining aggregate Series Default Amount and Series 1998-3 Percentage of unpaid Adjustment Payments for such Monthly Period (a "Class A Charge-Off").

          Section 4.14   Redirected Principal Collections for the
Series 1998-3 Securities.    On each Business Day, the Servicer
will determine an amount equal to the least of (i) the Class D Invested Amount, (ii) the product of (x)(I) during the Revolving Period, the Class D Floating Percentage or (II) during an Amortization Period, the Class D Fixed/Floating Percentage and
(y) the amount of Principal Collections with respect to such Business Day and (iii) an amount equal to the sum of (a) the Class A Required Amount for such Business Day, (b) the Class B Required Amount for such Business Day and (c) the Class C Required Amount for such Business Day (such amount called "Redirected Class D Principal Collections") and shall apply Principal Collections allocable to the Series 1998-3 Securities in an amount equal to such amount in accordance with subsection 4.9(a) as if such amounts were Available Series 1998-3 Finance Charge Collections.

            On each Business Day, the Servicer will determine an amount equal to the least of (i) the Class C Invested Amount,
(ii) the product of (x)(I) during the Revolving Period, the Class C Floating Percentage or (II) during an Amortization Period, the Class C Fixed/Floating Percentage and (y) the amount of Principal Collections for such Business Day and (iii) an amount equal to the sum of (a) the excess, if any, of the Class A Required Amount for such Business Day over the amount of Redirected Class D Principal Collections applied with respect thereto for such Business Day and (b) the excess, if any, of the Class B Required Amount for such Business Day over the amount of Redirected Class D Principal Collections applied with respect thereto for such Business Day (such amount called "Redirected Class C Principal Collections") and shall apply Principal Collections allocable to the Series 1998-3 Securities in an amount equal to such amount in accordance with subsection 4.9(a) as if such amounts were Available Series 1998-3 Finance Charge Collections.

            On each Business Day, the Servicer will determine an amount equal to the least of (i) the Class B Invested Amount,
(ii) the product of (x)(I) during the Revolving Period, the Class B Floating Percentage or (II) during an Amortization Period, the Class B Fixed/Floating Percentage and (y) the amount of Principal Collections for such Business Day and (iii) an amount equal to the excess, if any, of the Class A Required Amount for such Business Day over the sum of the amount of Redirected Class D Principal Collections and Redirected Class C Principal Collections applied with respect thereto for such Business Day (such amount called "Redirected Class B Principal Collections") and shall apply Principal Collections allocable to the Series 1998-3 Securities in an amount equal to such amount in accordance with subsection 4.9(a) as if such amounts were Available Series 1998-3 Finance Charge Collections.

          (d) On each Distribution Date, the Class D Invested Amount will be reduced by the aggregate amount of unreimbursed Redirected Principal Collections for the related Monthly Period. In the event that such reduction would cause the Class D Invested Amount to be a negative number, the Class D Invested Amount will be reduced to zero and the Class C Invested Amount will be reduced by the amount by which the Class D Invested Amount would have been reduced below zero. In the event that the amount of unreimbursed Redirected Principal Collections for such Distribution Date would cause the Class C Invested Amount to be a negative number, the Class C Invested Amount will be reduced to zero and the Class B Invested Amount will be reduced by the amount by which the Class C Invested Amount would have been reduced below zero. In the event that the amount of unreimbursed Redirected Principal Collections would cause the Class B Invested Amount to be a negative number on any Distribution Date, the amount of Class B Redirected Principal Collections on such Distribution Date will be an amount not to exceed the amount which would cause the Class B Invested Amount to be reduced to zero.

          Section 4.15 Class C Trigger Event. If (i) the rating from Moody's of Fingerhut Companies, Inc.'s most senior notes and, if rated, the rating of Fingerhut Companies, Inc.'s corporate revolving lines of credit facility are reduced below Baa2 (a "Class C Trigger Event"), and (ii) with respect to any Business Day, the percentage equivalent of a fraction the numerator of which is the Series 1998-3 Percentage of the Transferor Interest and the denominator of which is the sum of the Invested Amount and the Series 1998-3 Percentage of the Transferor Interest (the "Target Percentage") is less than 5%,
(a) the Transferor shall, in connection with increases in the aggregate amount of Principal Receivables in the Trust, the scheduled paydown of other Series or, with respect to any Series of Variable Funding Securities, an optional payment of principal, allow the Transferor Interest to increase such that the Target Percentage shall be equal to or in excess of 5% or (b) the Servicer shall cause amounts available pursuant to subsection 4.9(a)(xi) of the Agreement to be deposited in the Class C Reserve Account until the amount on deposit therein is equal to the Specified Class C Reserve Amount. The Servicer shall provide to Moody's and the Trustee prompt written notice of any downgrading of the rating of Fingerhut Companies, Inc.'s most senior rated notes. The Transferor may allow the Transferor Interest to decrease on any Business Day, to the extent that it exceeds the Minimum Transferor Interest and the amount on deposit in the Class C Reserve Account following any such decrease and after giving effect to any deposit therein on such Business Day is at least equal to the Specified Class C Reserve Amount.

          Section 4.16   Class C Reserve Account.

           Establishment of the Class C Reserve Account. The Servicer, for the benefit of the Class C Securityholders, shall, upon the occurrence of a Class C Trigger Event, establish and maintain or cause to be established and maintained with a Qualified Institution, which may be the Trustee, in the name of the Trustee, on behalf of the Class C Securityholders, the "Class C Reserve Account," which shall be a segregated trust account with the corporate trust department of such Qualified Institution, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class C Securityholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Class C Reserve Account and in all proceeds thereof. The Class C Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Class C Securityholders. If, at any time, the institution holding the Class C Reserve Account ceases to be a Qualified Institution, the Trustee shall within 10 Business Days establish a new Class C Reserve Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Class C Reserve Account. From the date such new Class C Reserve Account is established, it shall be the "Class C Reserve Account."

           Administration of the Class C Reserve Account. On each Business Day following the occurrence of a Class C Trigger Event, the Servicer shall deposit in the Class C Reserve Account an amount equal to the excess of the Specified Class C Reserve Amount over the amount on deposit in the Class C Reserve Account to the extent of funds available therefor pursuant to subsection 4.9(a)(xi). Funds on deposit in the Class C Reserve Account shall be withdrawn by the Servicer and applied in accordance with subsection 4.9(a)(ix) to the extent of the aggregate amount of Class C Charge-Offs resulting from unpaid Adjustment Payments, if any. Amounts on deposit in the Class C Reserve Account may be subsequently released therefrom to the extent that the amount on deposit in the Class C Reserve Account exceeds the Specified Class C Reserve Amount and paid to the Transferor. The amount on deposit in the Class C Reserve Account may also be released therefrom and paid to the Transferor, and the Target Percentage of the Transferor Interest may equal zero, if the rating of Fingerhut Companies, Inc.'s most senior rated notes or, if rated, the rating of Fingerhut Companies, Inc.'s corporate revolving lines of credit facility, is subsequently increased to Baa2 or higher by Moody's or the Class C Invested Amount has been paid in full.

           Investment of Funds in the Class C Reserve Account. Funds on deposit in the Class C Reserve Account shall be invested, by the Trustee (or, at the direction of the Trustee, by the Servicer on behalf of the Trustee) at the direction of the Servicer, in Cash Equivalents that will mature so that such funds will be available for withdrawal on or prior to the following Business Day. The interest and other investment income (net of investment expenses and losses) earned on such investments will be retained in the Class C Reserve Account (to the extent that the amount on deposit in the Class C Reserve Account is less than the Specified Class C Reserve Amount)or applied on each Business Day as Available Series 1998-3 Finance Charge Collections.

           Termination of the Class C Reserve Account. The Class C Reserve Account shall be terminated following the earliest to occur of (a) the termination of the Trust pursuant to the Agreement and (b) the date on which the Class C Invested Amount is paid in full. Upon the termination of the Class C Reserve Account, all amounts on deposit therein (after giving effect to any withdrawal from the Class C Reserve Account on such date as described above) shall be released therefrom and paid to the Transferor.

          Section 4.17   Payment Reserve Account.

          Establishment of the Payment Reserve Account. The Servicer shall establish and maintain or cause to be established and maintained with a Qualified Institution, which may be the Trustee, in the name of the Trustee, on behalf of the Securityholders, the "Payment Reserve Account," which shall be a segregated trust account with the corporate trust department of such Qualified Institution, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Securityholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Payment Reserve Account and in all proceeds thereof. The Payment Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Securityholders. If, at any time, the institution holding the Payment Reserve Account ceases to be a Qualified Institution, the Trustee shall within 20 Business Days establish a new Payment Reserve Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Payment Reserve Account. From the date such new Payment Reserve Account is established, it shall be the "Payment Reserve Account."

          Administration of the Payment Reserve Account. The Transferor, at its discretion, may withdraw on any Determination Date a part or all of any amounts remaining in the Payment Reserve Account after giving effect to any withdrawals required to be made under Section 4.9(a) above.

           Investment of Funds on Deposit in the Payment Reserve Account. Funds on deposit in the Payment Reserve Account shall be invested, by the Trustee (or, at the direction of the Trustee, by the Servicer on behalf of the Trustee) at the direction of the Servicer, in Cash Equivalents that will mature so that such funds will be available for withdrawal on or prior to the following Business Day. The interest and other investment income (net of investment expenses and losses) earned on such investments will be applied on each Business Day as Available Series 1998-3 Finance Charge Collections.

           Termination of Payment Reserve Account. The Payment Reserve Account shall be terminated following the earliest to occur of (a) the termination of the Trust pursuant to the Agreement and (b) the date on which the Invested Amount is paid in full. Upon the termination of the Payment Reserve Account, all amounts on deposit therein (after giving effect to any withdrawal from the Payment Reserve Account on such date as described above) shall be applied as if they were Available Series 1998-3 Finance Charge Collections available to be applied pursuant to subsection 4.9(a) on the last Business Day of the preceding Monthly Period.

          Section 4.18   Revolving Receivables Reserve Account.

          Establishment of the Revolving Receivables Reserve Account. The Servicer shall establish and maintain or cause to be established and maintained with a Qualified Institution, which may be the Trustee, in the name of the Trustee, on behalf of the Series 1998-3 Securityholders, the "Revolving Receivables Reserve Account," which shall be a segregated trust account with the corporate trust department of such Qualified Institution, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1998-3 Securityholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Revolving Receivables Reserve Account and in all proceeds thereof. The Revolving Receivables Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1998-3 Securityholders. If at any time, the institution holding the Revolving Receivables Reserve Account ceases to be a Qualified Institution, the Trustee shall within 10 Business Days establish a new Revolving Receivables Reserve Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Revolving Receivables Reserve Account. From the date such new Revolving Receivables Reserve Account is established, it shall be the "Revolving Receivables Reserve Account."

          Deposits. On the Closing Date, the Transferor shall make an initial deposit of $100,000 to the Revolving Receivables Reserve Account. Amounts shall be deposited in the Revolving Receivables Reserve Account on each Business Day to the extent specified pursuant to subsection 4.9(a)(xviii) of the Agreement.

          Withdrawals. Funds on deposit in the Revolving Receivables Reserve Account shall be withdrawn by the Servicer on each Transfer Date to the extent of any shortfalls in amounts to be paid or deposited pursuant to subsections 4.9(a)(i) through
(xvii) of the Agreement as of the end of the day on the last Business Day of the preceding Monthly Period and shall be applied in accordance with subsections 4.9(a)(i) through (xvii) of the Agreement as Available Series 1998-3 Finance Charge Collections as if such amounts were available on the last Business Day of the preceding Monthly Period. To the extent that the amount on deposit in the Revolving Receivables Reserve Account is greater than the Specified Revolving Receivables Reserve Amount such amount may be released to the Transferor.

           Investment of Funds in Revolving Receivables Reserve Account. Funds on deposit in the Revolving Receivables Reserve Account shall be invested by the Trustee at the direction of the Servicer in Cash Equivalents maturing no later than the following Transfer Date. The interest and other investment income (net of investment expenses and losses) earned on such investments will be, (i) to the extent the amount on deposit therein is less than the Specified Revolving Receivables Reserve Amount, retained in the Revolving Receivables Reserve Account and, (ii) to the extent the amount on deposit therein is greater than the Specified Revolving Receivables Reserve Amount, the aggregate proceeds of any such investment shall be applied on each Transfer Date as Investment Earnings for application as Available Series 1998-3 Finance Charge Collections as if such amounts were available to be applied pursuant to subsection 4.9(a) of the Agreement on the last Business Day of the preceding Monthly Period.

           Termination of Revolving Receivables Reserve Account. The Revolving Receivables Reserve Account shall be terminated following the earliest to occur of (a) the termination of the Trust pursuant to the Agreement and (b) the date on which the Invested Amount is paid in full. Upon the termination of the Revolving Receivables Reserve Account, all amounts on deposit therein (after giving effect to any withdrawal from the Revolving Receivables Reserve Account on such date as described above) shall be applied as Available Series 1998-3 Finance Charge Collections as if such amounts were available to be applied pursuant to subsection 4.9(a) of the Agreement on the last Business Day of the preceding Monthly Period.

          Section 4.19   Principal Funding Account.

          Establishment of the Principal Funding Account. The Servicer shall establish and maintain or cause to be established and maintained with a Qualified Institution, which may be the Trustee, in the name of the Trustee, on behalf of the Series 1998-3 Securityholders, the "Principal Funding Account," which shall be a segregated trust account with the corporate trust department of such Qualified Institution, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1998-3 Securityholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1998-3 Securityholders. If at any time, the institution holding the Principal Funding Account ceases to be a Qualified Institution, the Trustee shall within 10 Business Days establish a new Principal Funding Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Principal Funding
Account. From the date such new Principal Funding Account is established, it shall be the "Principal Funding Account."

           Investment of Funds in the Principal Funding Account. Funds on deposit in the Principal Funding Account shall be invested by the Trustee at the direction of the Servicer in Cash Equivalents maturing no later than the next Business Day. The interest and other investment income (net of investment expenses and losses) earned on such investments will be applied on each Business Day as Available Series 1998-3 Finance Charge Collections.

           Termination of the Principal Funding Account. The Principal Funding Account shall be terminated following the earliest to occur of (a) the termination of the Trust pursuant to the Agreement and (b) the date on which the Invested Amount is paid in full. Upon the termination of the Principal Funding Account, all amounts on deposit therein (after giving effect to any withdrawal from the Principal Funding Account on such date as described above) shall be applied as Available Series 1998-3 Finance Charge Collections as if such amounts were available to be applied pursuant to subsection 4.9(a) of the Agreement on the last Business Day of the preceding Monthly Period.

          Section 4.20 Constituent Class D Securities. The Transferor as holder of the Class D Securities may at any time
(i) subdivide the Class D Securities into two or more subsidiary Securities, or (ii) redirect all or any portion of the amounts distributable to the Class D Securityholders (pursuant to the application of collections allocable to the Class D Securityholders) to any other Securityholder. In connection with such subdivision, the Transferor may assign an interest rate to the Class D Securities, the "Class D Interest Rate," or a portion thereof and make payments of interest with respect to such Securities from amounts initially allocated to the Series 1998-3 Securities and available pursuant to subsection 4.9(a)(xiv). Before any Class D Securities can be subdivided or transferred, the following conditions must be met: (i) the Trustee and the Transferor shall have received an Opinion of Counsel that such transfer does not adversely affect the conclusions reached in any of the federal or state income tax opinions issued in connection with the original issuance of the Series 1998-3 Securities, (ii) the Transferor shall deliver to the Trustee an officers' certificate stating that in the reasonable belief of the Transferor, such subdivision would not cause a Trust Pay Out Event or a Series Pay Out Event to occur, or an event which, with notice or lapse of time or both, would constitute a Trust Pay Out Event or a Series Pay Out Event, and (ii) the Rating Agency Condition shall have been satisfied.

           Section 4.21  Determination of LIBOR.

          "LIBOR" shall mean, for a specific Interest Accrual Period, the rate for deposits in United States dollars for one month (commencing on the first day of the relevant Interest Accrual Period) which appears on the Dow Jones Telerate Page 3750 (or a similar replacement page) as of 11:00 A.M., London time, on the LIBOR Determination Date for such Interest Accrual Period.
If such rate does not appear on the Dow Jones Telerate Page 3750 (or a similar replacement page), the rate for such Interest Accrual Period will be determined on the basis of the rates at which deposits in the United States dollars are offered by four major banks in the London interbank market selected by the Trustee at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank market for a period equal to one month (commencing on the first day of Interest Accrual Period). The Trustee will request the principal London office of each such bank to provide a quotation of its rate. If at least two such quotations are provided, the rate for such Interest Accrual Period will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for such Interest Accrual Period will be the arithmetic mean of the rates quoted by four major banks in New York City, selected by the Trustee, at approximately 11:00 a.m., New York City time, on the LIBOR Determination Date for loans in United States dollars to leading European banks for a period equal to one month (commencing on the first day of such Interest Accrual Period).

          SECTION 7. Article V of the Agreement. Article V of the Agreement shall read in its entirety as follows and shall be applicable only to the Series 1998-3 Securities:


                            ARTICLE V
      DISTRIBUTIONS AND REPORTS TO INVESTORSECURITYHOLDERS

          Section 5.1     Distributions.    On each Business Day,
the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c)) to the Administrative Agent amounts on deposit in the Distribution Account as are payable to the Class A Securityholders pursuant to Sections 4.11 and 4.12 of the Agreement by wire transfer to an account or accounts designated by the Administrative Agent by written notice given to the Paying Agent not less than five days prior to such Business Day; provided, however, that the final payment in retirement of the Class A Securities will be made only upon presentation and surrender of the Class A Securities at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3.

            On each Business Day, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c)) to the Administrative Agent amounts on deposit in the Distribution Account as are payable to the Class B Securityholders pursuant to Sections 4.11 and 4.12 of the Agreement by wire transfer to an account or accounts designated by the Administrative Agent by written notice given to the Paying Agent not less than five days prior to the related Distributed Date; provided, however, that the final payment in retirement of the Class B Securities will be made only upon presentation and surrender of the Class B Securities at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3.

            On each Business Day, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c)) to the Administrative Agent amounts on deposit in the Distribution Account as are payable to the Class C Securityholders pursuant to Sections 4.11 and 4.12 of the Agreement by wire transfer to an account or accounts designated by the Administrative Agent by written notice given to the Paying Agent not less than five days prior to the related Distribution Date; provided, however, that the final payment in retirement of the Class C Securities will be made only upon presentation and surrender of the Class C Securities at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3.

            On each Business Day on which payments are made pursuant to Section 4.11 or Section 4.12 of the Agreement, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c)) to each Class D Securityholder of record on the preceding Record Date (other than as provided in subsection 2.4(e) or in Section 12.3 respecting a final distribution) such Securityholder's pro rata share (based on the aggregate undivided interests represented by Class D Securities held by such Securityholder) of amounts on deposit in the Distribution Account as are payable to the Class D Securityholders pursuant to Section 4.11 or 4.12 of the Agreement by wire transfer to each Class D Securityholder to an account or accounts designated by such Class D Securityholder by written notice given to the Paying Agent not less than five days prior to the related Distribution Date; provided, however, that the final payment in retirement of the Class D Securities will be made only upon presentation and surrender of the Class D Securities at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3.

          Section 5.2    Securityholders' Statement.    On the
15th day of each calendar month (or if such day is not a Business Day the next succeeding Business Day), the Paying Agent shall forward to each Securityholder and the Rating Agencies a statement substantially in the form of Exhibit C prepared by the Servicer and delivered to the Trustee and the Paying Agent on the preceding Determination Date setting forth the following information:

            the total amount distributed;

            the amount of such distribution allocable to the payment of principal on the Series 1998-3 Securities;

            the amount of such distribution allocable to the payment of interest on the Series 1998-3 Securities;

            the amount of Principal Collections processed in the Collection Account during the preceding Monthly Period and allocated in respect of the Class A Securities, the Class B Securities, the Class C Securities and the Class D Securities, respectively;

            the amount of Finance Charge Collections processed during the preceding Monthly Period and allocated in respect of the Class A Securities, the Class B Securities, the Class C
Securities and the Class D Securities, respectively;

            the aggregate amount of Principal Receivables, the Invested Amount, the Class A Invested Amount, the Class B
Invested Amount, the Class C Invested Amount, the Class D
Invested Amount, the Floating Percentage and, during the Amortization Period, the Fixed/Floating Percentage as applicable, as of the end of the day on the last day of the related Monthly
Period;

            the aggregate outstanding balance of Receivables which are current, 0-29, 30-59, 60-89, and 90 days and over delinquent as of the end of the day on the last day of the related Monthly Period;

            the aggregate Series Default Amount for the preceding
Monthly Period;

            the aggregate amount of Class A Charge-Offs, Class B
Charge-Offs, Class C Charge-Offs and Class D Charge-Offs for the preceding Monthly Period;

            the amount of the Servicing Fee for the preceding
Monthly Period;

            the amount of unreimbursed Redirected Class B Principal Collections, Redirected Class C Principal Collections and Redirected Class D Principal Collections for the related Monthly Period;
            the aggregate amount of funds in the Excess Funding Account and the Revolving Receivables Reserve Account as of the last day of the Monthly Period immediately preceding the Distribution Date;

            the Specified Revolving Receivables Reserve Amount as of such date;

            whether a Class C Trigger Event has occurred and if so the Specified Class C Reserve Amount and the amount then on deposit in the Class C Reserve Account; and

            the Aggregate Interest Rate Caps Notional Amount and the amount deposited in the Cap Proceeds Account during the related Monthly Period.

                 Annual Securityholders' Tax Statement. On or before January 31 of each calendar year, beginning with calendar year 1999, the Paying Agent shall distribute to each Person who at any time during the preceding calendar year was a Series 1998-3 Securityholder, a statement prepared by the Servicer containing the information required to be contained in the regular report to Series 1998-3 Securityholders, as set forth in subclauses (i),
(ii) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1998-3 Securityholder, together with, on or before January 31 of each year, beginning in 1999, such other customary information (consistent with the treatment of the Securities as debt) as the Trustee or the Servicer deems necessary or desirable to enable the Series 1998-3 Securityholders to prepare their tax returns. Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

          SECTION 7A.  Article VI of the Agreement.  Article VI
(except for Sections 6.01 through 6.14 thereof) shall read in its entirety as follows and shall be applicable only to the Series
1998-3:


                           ARTICLE VI
                         THE SECURITIES

          Section 6.15 Additional Invested Amounts. (a) Each Senior Securityholder agrees, by acceptance of a Senior Security, that the Transferor may from time to time, prior to an Increase Termination Date, upon one Business Day's prior written notice, request that such Senior Securityholder acquire on any Business Day, and such Senior Securityholder may (if it is a Conduit Purchaser) and shall (if it is an Alternate Purchaser and the related Conduit Purchaser determines not to so purchase) acquire additional Series 1998-3 Securities of the same Class previously held by such Senior Securityholder in an amount, subject to
Section 6.15(b) hereof, equal to its Purchaser Group Percentage of the total amount of such Class of such Senior Securities that the Transferor requests be purchased by Senior Securityholders (such acquired amounts, the "Additional Class A Invested Amounts" with respect to the Class A Securities, the "Additional Class B Invested Amounts" with respect to the Class B Securities and the "Additional Class C Invested Amounts" with respect to the Class C Securities, and collectively, the "Additional Invested Amounts")subject to the following restrictions:

           no Servicer Default, or event which, with the giving of notice or lapse of time, or both, would constitute a Servicer Default, with respect to the Servicer shall have occurred and be continuing (unless such Servicer Default or event, as applicable, has been waived in writing by the Senior Securityholders);

            the Agreement, the Senior Securities and the Security
Purchase Agreement shall be in full force and effect;

            each of the Transferor's and the Servicer's representations and warranties in the Agreement and the Security Purchase Agreement shall be true and correct in all material respects as of the dates they were so made (unless they specifically refer to another date in which case they shall be true and correct as of such earlier date), each of the Transferor's representations and warranties in clauses (a), (c),
(e) and (g) of Section 4.01 of the Security Purchase Agreement shall be true and correct in all material respects as of the date of the proposed increase in the Invested Amount and each of the Transferor and the Servicer shall have complied with all the agreements and satisfied all of the conditions under the Agreement and the Security Purchase Agreement, in all material respects, on its part to be performed or satisfied at or prior to the date hereof or such Business Day, as applicable;

            no action, proceeding or investigation shall have been instituted or threatened, nor shall any order, judgment or decree have ben issued or proposed to be issued by any court, agency or authority to set aside, restrain, enjoin or prevent the consummation of any transaction contemplated hereby or seeking material damages against the Trust, the Trustee, the Managing Agents, the Administrative Agent or the Conduit Purchasers in connection with the transactions contemplated in the Agreement and the Security Purchase Agreement;

            the Class A Securities, the Class B Securities and the Class C Securities shall be rated at least "Aa2," "A2" and "Baa2," respectively, by Moody's;

            except as provided in subsection 6.15(b) hereof, any such request by the Transferor for any Senior Securityholder to acquire Series 1998-3 Securities of any Class shall be made concurrently with requests for all Senior Securityholders of such Class of Securities to acquire additional amounts of such Class of Series 1998-3 Securities;

            except as provided in subsection 6.15(b) hereof, any such request by the Transferor for Senior Securityholders to acquire Series 1998-3 Securities of any Class shall be made concurrently with requests for Senior Securityholders and, pursuant to subsection 6.16, the Class D Securityholder to acquire proportional amounts of each Class of Series 1998-3 Securities;

            if such an increase in the Class A Invested Amount, Class B Invested Amount or Class C Invested Amount would cause a Trust Pay Out Event or a Series Pay Out Event to occur, then the amount of the increase in the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount, shall be limited on such Business Day to the maximum increase in the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount that may be obtained without causing a Pay Out Event to occur;

          in no case shall the Class A Invested Amount, Class B
Invested Amount or Class C Invested Amount be increased above the
Class A Maximum Invested Amount, Class B Maximum Invested Amount or Class C Maximum Invested Amount, respectively;

            in no case shall the sum of the Aggregate ABC
Principal Amount and the Aggregate Interest Component exceed the
Facility Limit;

          in no case shall the Additional Invested Amounts on any Business Day exceed an amount equal to the excess of the aggregate amount of Principal Receivables over the greater of (x) the sum of (i) the aggregate invested amount of each Series then outstanding as of such day including the Class A Securities, Class B Securities and Class C Securities (prior to the addition of such Additional Invested Amounts) minus amounts on deposit in the Principal Account or Principal Funding Account for any Series, if any, and (ii) the Minimum Transferor Interest as of such day or (y) the Minimum Aggregate Principal Receivables;

            the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount following the acquisition of such Additional Invested Amounts shall be at least equal to the Stated Class B Amount, the Stated Class C Amount and the Stated Class D Amount (including increases to the Class D Invested Amount pursuant to Section 6.16 of the Agreement), respectively;

            the notional amount of the Interest Rate Caps shall be at least equal to the Aggregate ABC Principal Amount after giving effect to the proposed increase in the Class A Invested Amount, Class B Invested Amount and Class C Invested Amount; and

            after giving effect to the proposed increase in the Invested Amounts no Series Pay Out Event shall occur as a result of such increase.

          If the Securityholders acquire such Additional Invested Amounts, such Securityholders shall pay an amount equal to the Additional Invested Amounts to the Transferor and, in consideration of such Securityholders' payment of the Additional Invested Amounts, the Servicer shall appropriately note such Additional Invested Amount (and the increased Class A Invested Amount, Class B Invested Amount and Class C Invested Amount) on the next succeeding Servicer's report and the Invested Amount of the Class A Securities, Class B Securities and Class C Securities will be equal to the Invested Amount of such Series 1998-3 Securities stated in such Servicer's report.

          The outstanding amounts of any Additional Invested Amounts acquired by a Series 1998-3 Securityholder shall be evidenced by the Series 1998-3 Securities to be issued on the Closing Date. The Series 1998-3 Securityholders shall be and are hereby authorized to record on the grid attached to their respective Series 1998-3 Securities (or at such Series 1998-3 Securityholder's option, in its internal books and records) the date and amount of any Additional Invested Amount acquired by it, and each repayment thereof; provided that failure to make any such recordation on such grid or any error in such grid shall not adversely affect the Series 1998-3 Securityholder's rights with respect to its Class A Invested Amount, Class B Invested Amount or Class C Invested Amount, as appropriate, and its right to receive interest payments in respect of the Class A Invested Amount, Class B Invested Amount or Class C Invested Amount, as appropriate, held by the Series 1998-3 Securityholder.

          Notwithstanding anything in Section 6.15(a) hereof to the contrary, any acquisition of Additional Invested Amounts pursuant to Section 6.15(a) hereof (x) less than an aggregate Additional Invested Amount of $4,000,000 or (y) greater than $4,000,000 in other than an integral multiple of $2,000,000, in each case may be allocated other than pursuant to the Purchaser Group Percentages; provided, however, that no Series 1998-3 Securityholder may be allocated more than $5,000,000 dollars in excess of its Purchaser Group Percentage of the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount; provided, further, that in the case of clause
(y) above, any Additional Invested Amount in an integral multiple of $2,000,000 shall be allocated pursuant to the Purchaser Group Percentages; provided, further, that no Series 1998-3 Securityholder shall be allocated more than the Purchaser Group Percentage of the Facility Limit; provided, further, that the Invested Amounts of each Class of Series 1998-3 Securities are increased proportionately.

          The purchase of any Additional Invested Amount shall be in an aggregate principal amount that is not less than $1,000,000 or integral multiples of $250,000 in excess thereof.

          Section 6.16   Additional Class D Invested Amounts.

            On any Business Day while any Series 1998-3
Securities are outstanding, the Transferor may elect to increase the Class D Invested Amount (such additional amounts, "Additional Class D Invested Amounts") by written notice to the Trustee on such date which notice shall specify the effective date and the amount of such increase in the Class D Invested Amount; provided, however, that if such an increase in the Class D Invested Amount would cause a Trust Pay Out Event or a Series Pay Out Event to occur, then the amount of the increase in the Class D Invested Amount shall be limited on such Business Day to the maximum increase in the Class D Invested Amount that may be obtained without causing either a Trust Pay Out Event or a Series Pay Out Event to occur; and provided further, that in no case shall the Class D Invested Amount be increased above the Class D Maximum Invested Amount; provided further that no such increase in the Class D Invested Amount shall be permitted under this Section
6.16 unless: (i) after giving effect to the proposed increase in Class D Invested Amount the Transferor Interest shall equal or exceed the Minimum Transferor Interest, (ii) no Series Pay Out Event will occur as a result of such increase in the Class D Invested Amount and (iii) such increase in the Class D Invested Amount shall be made concurrently with a proportional increase in the Class A Invested Amount, Class B Invested Amount and Class C Invested Amount pursuant to Section 6.15 of the Agreement.

          Section 6.17   Extension.    If a Pay Out Event has not
occurred or has occurred but has been remedied on or before the 30th Business Day preceding the Extension Date, the Transferor, in its sole discretion, may deliver to the Trustee on or before such date a notice substantially in the form of Exhibit E (the "Extension Notice") to this Series Supplement. The Trustee shall deliver a copy of the Extension Notice and all documents annexed thereto to the Series 1998-3 Securityholders of record on the date of receipt thereof. The Transferor shall state in the Extension Notice that it intends to extend the Revolving Period until the later Amortization Period Commencement Date set forth in the Extension Notice. The Extension Notice shall also set forth the next Extension Date. The following documents shall be annexed to the Extension Notice: (i) a form of the Opinion of Counsel addressed to the Transferor and the Trustee to the effect that despite the extension the Trust will not be treated as an association taxable as a corporation (the "Extension Tax Opinion"); (ii) a form of the Opinion of Counsel addressed to the Transferor and the Trustee (the "Extension Opinion") to the effect that (A) the Transferor has the corporate power and authority to effect the Extension, (B) the extension has been duly authorized by the Transferor, and (C) all conditions precedent to the Extension required by this Section 6.17 have been fulfilled; (iii) a form of Series 1998-3 Securityholder Election Notice substantially in the form of Exhibit F (the "Election Notice") to this Series Supplement; and (iv) a schedule setting forth the Aggregate Interest Rate Caps Notional Amount for the period or periods as indicated from the Extension Date through the new Scheduled Series 1998-3 Termination Date, each as specified in the related Extension Notice. In addition, the Extension Notice shall state that any Series 1998-3 Securityholder electing to approve the Extension must do so on or before the Election Date (as defined below) by returning the annexed Election Notice properly executed to the Trustee in the manner described below. The Extension Notice shall also state that a Series 1998-3 Securityholder may withdraw any such election in whole or in part on or before the Election Date, and the Transferor, in its sole discretion, may, prior to the Election Date, withdraw its election to extend the Revolving Period. Any Holder that elects to approve an Extension hereunder shall deliver a duly executed Election Notice to the Trustee at the address designated in the Extension Notice on or before 3:00 p.m., New York City time, on or before the fifth Business Day preceding the Extension Date (such Business Day constituting the "Election Date").

          No extension shall occur unless each of the following conditions have been satisfied prior to the close of business on the Election Date:

          no Pay Out Event shall have occurred and be continuing;

          there shall have been delivered to the Trustee (A) the Extension Tax Opinion and the Extension Opinion, each addressed to the Trustee and (B) written confirmation from the Rating Agency that the Extension will not cause such Rating Agency to lower or withdraw its then current rating of such Series 1998-3 Securities; and

          each of the holders of the Class A Securities, the Class B Securities, and the Class C Securities shall have elected to approve the Extension by returning to the Trustee on or before the Election Date the executed Election Notice annexed to the Extension Notice delivered to the Securityholders pursuant to subsection 6.17(a) of the Agreement.

          If, by the close of business on the Election Date, all of the conditions stated in this subsection 6.17(b) of the Agreement have not been satisfied and all such documents delivered to the Trustee pursuant to this subsection 6.17(b) of the Agreement are not in form satisfactory to it, or if the Transferor has notified the Trustee, prior to the Election Date, that the Transferor has exercised its right to withdraw its election of an Extension, no Extension shall occur.

          The execution by the Series 1998-3 Securityholders of the applicable Election Notice and return thereof to the Trustee by the required Date and time, the continued election by the Transferor to extend the Revolving Period at the Election Date, and the compliance with all of the provisions of this Section 6.17, shall evidence an extension or renewal of the obligations represented by the Series 1998-3 Securities, and not a novation or extinguishment of such obligations or a substitution with respect thereto.

          To the extent required by applicable laws and regulations, as evidenced by an Opinion of Counsel delivered by the Transferor to the Trustee, the provisions of this Section
6.17 shall or may be modified to comply with all applicable laws and regulations in effect at the time of the Extension.

          SECTION 8. Series Pay Out Events. If any one of the following events shall occur with respect to the Series 1998-3
Securities:

               failure on the part of the Transferor (i) to make any payment or deposit required to be made by the Transferor by the terms of the Agreement or this Series Supplement, on or before the date occurring five Business Days after the date such payment or deposit is required to be made therein or herein, (ii) to perform in all material respects the Transferor's covenant not to sell, pledge, assign, or transfer to any person, or grant any unpermitted lien on, any Receivable; or (iii) duly to observe or perform in any material respect any covenants or agreements of the Transferor set forth in the Agreement or this Series Supplement, which failure has a material adverse effect on the Series 1998-3 Securityholders and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Required Senior Securityholders, and continues to affect materially and adversely the interests of the Series 1998-3 Securityholders for such period;

               any representation or warranty made by the Transferor in the Agreement or this Series Supplement, (i) shall prove to have been incorrect in any material respect when made, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Required Senior Securityholders, and (ii) as a result of which the interests of the Series 1998-3 Securityholders are materially and adversely affected and continue to be materially and adversely affected for such period; provided, however, that a Series Pay Out Event pursuant to this subsection 8(b) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period (or such longer period as the Trustee may specify) in accordance with the provisions of the Agreement;

               the average of the Portfolio Yields for any three consecutive Monthly Periods is reduced to a rate which is less than the weighted average of the weighted average Base Rates for such three consecutive Monthly Periods;

               (i) the Transferor Interest shall be less than the Minimum Transferor Interest, (ii) the Series 1998-3 Percentage of the sum of the total amount of Principal Receivables plus amounts on deposit in the Excess Funding Account shall be less than the Minimum Aggregate Principal Receivables or (iii) the Retained Percentage shall be equal to or less than 2%, in each case as of any Determination Date and, in each case, shall not exceed the required amount on or prior to the tenth Business Day following such Determination Date; or

               any Servicer Default shall occur which would have a material adverse effect on the Series 1998-3 Securityholders;

then, in the case of any event described in subparagraph (a), (b) or (e), after the applicable grace period, if any, set forth in such subparagraphs, the Required Senior Securityholders by notice then given in writing to the Trustee, the Transferor, the Cap Provider and the Servicer may declare that a pay out event (a "Series Pay Out Event") has occurred as of the date of such notice, and in the case of any event described in subparagraphs
(c) or (d), a Series Pay Out Event shall occur without any notice or other action on the part of the Trustee or the Series 1998-3 Securityholders immediately upon the occurrence of such event.

          SECTION 9. Series 1998-3 Termination. The right of the Series 1998-3 Securityholders to receive payments from the Trust will terminate on the first Business Day following the Series 1998-3 Termination Date unless such Series is an Affected Series as specified in Section 12.1(c) of the Agreement and the sale contemplated therein has not occurred by such date, in which event the Series 1998-3 Securityholders shall remain entitled to receive proceeds of such sale when such sale occurs.

          SECTION 9A.  Pre-Payment.   During the Revolving
Period, the Holder of the Exchangeable Transferor Security may specify upon an Exchange, pursuant to Section 6.9 of the Agreement, that the purchaser of a newly issued Series deposit payment therefor, in full or in part, in the Principal Funding Account in an amount not to exceed the sum of the Class A Invested Amount, Class B Invested Amount and Class C Invested Amount on such date. In addition, during the Revolving Period amounts may be deposited in the Principal Funding Account at the direction of the Transferor pursuant to subsection 4.9(b) of the Agreement.

               During the Revolving Period, upon the direction of the Transferor any amounts on deposit in the Principal Funding Account, up to the sum of the Class A Invested Amount, Class B Invested Amount and Class C Invested Amount, may, or upon the occurrence of a Pay Out Event shall, be deposited in the Principal Account for distribution to be applied to the payment, on a pro rata basis, of Class A Principal, Class B Principal and Class C Principal. Such amounts shall be applied and paid in accordance with Section 5.1 of the Agreement. Subsequent to any reduction of the Class A Invested Amount, Class B Invested Amount and Class C Invested Amount as a result of payments pursuant to this Section 9A, the Class A Invested Amount, Class B Invested Amount and Class C Invested Amount may be increased pursuant to the terms and conditions set forth in Section 6.15 of the Agreement.

               (c)  Notwithstanding anything else in the
Agreement to the contrary, during the Revolving Period no amounts may be applied to the payment of Class A Principal, Class B Principal or Class C Principal pursuant to this Section 9A if such payment would reduce the ABC Invested Amount to below $4,000,000 unless such payment shall be made on the Business Day immediately preceding to the Series 1998-3 Termination Date.

          SECTION 10.  Legends; Transfer and Exchange;
Restrictions on Transfer of Series 1998-3 Securities; Tax
Treatment.

                    Each Class A Security, Class B Security and
Class C Security will bear a legend substantially in the following form:

THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES THAT THIS SECURITY MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A ("QIB") PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR TO THE TRANSFEROR. EACH SECURITY OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS SECURITY IS DEEMED TO REPRESENT AND WARRANT THAT IT IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB. THE TRANSFER OF THIS SECURITY IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. EACH CLASS [A] [B] [C] SECURITY OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS SECURITY FURTHER REPRESENTS AND WARRANTS FOR THE BENEFIT OF FINGERHUT RECEIVABLES, INC. THAT SUCH PURCHASER IS NOT AND WILL NOT BECOME A PARTNERSHIP, SUBCHAPTER S CORPORATION OR GRANTOR TRUST FOR UNITED STATES FEDERAL INCOME TAX PURPOSES FOR SO LONG AS SUCH PURCHASER HOLDS A BENEFICIAL INTEREST IN THIS SECURITY.

THIS SECURITY MAY NOT BE ACQUIRED BY OR SOLD, TRADED OR TRANSFERRED TO A PERSON WHO IS NOT EITHER (A)(I) A CITIZEN OR RESIDENT OF THE UNITED STATES, (II) A CORPORATION, PARTNERSHIP OR OTHER ENTITY ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF OR (III) A PERSON NOT DESCRIBED IN (I) OR (II) WHOSE OWNERSHIP OF THE CLASS [A] [B] [C] SECURITIES IS EFFECTIVELY CONNECTED WITH SUCH PERSON'S CONDUCT OF A TRADE OR BUSINESS WITHIN THE UNITED STATES (WITHIN THE MEANING OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE")) AND ITS OWNERSHIP OF ANY INTEREST IN A CLASS [A] [B] [C] SECURITY WILL NOT RESULT IN ANY WITHHOLDING OBLIGATION WITH RESPECT TO ANY PAYMENTS WITH RESPECT TO THE CLASS [A] [B] [C] SECURITIES BY ANY PERSON (OTHER THAN WITHHOLDING, IF ANY, UNDER SECTION 1446 OF THE
CODE) OR (B) AN ESTATE THE INCOME OF WHICH IS INCLUDIBLE IN GROSS INCOME FOR UNITED STATES FEDERAL INCOME TAX PURPOSES OR ANY TRUST IF A COURT WITHIN THE UNITED STATES IS ABLE TO EXERCISE PRIMARY SUPERVISION OVER THE ADMINISTRATION OF THE TRUST AND ONE OR MORE UNITED STATES FIDUCIARIES HAVE THE AUTHORITY TO CONTROL ALL SUBSTANTIAL DECISIONS OF THE TRUST.

NO SALE, ASSIGNMENT, PARTICIPATION, PLEDGE, HYPOTHECATION, TRANSFER OR OTHER DISPOSITION OF THIS SECURITY (OR ANY INTEREST THEREIN) SHALL BE MADE UNLESS THE TRANSFEROR SHALL HAVE GRANTED ITS PRIOR CONSENT THERETO, WHICH CONSENT MAY NOT BE UNREASONABLY WITHHELD. THIS SECURITY MAY NOT BE ACQUIRED, SOLD, TRADED OR TRANSFERRED, NOR MAY AN INTEREST IN THIS SECURITY BE MARKETED, ON OR THROUGH (I) AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE CODE AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER-MARKET OR AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS OR (II) A "SECONDARY MARKET" WITHIN THE MEANING OF
SECTION 7704(b)(2) OF THE CODE AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING A MARKET WHEREIN INTERESTS IN THE CLASS [A] [B] [C] SECURITIES ARE REGULARLY QUOTED BY ANY PERSON MAKING A MARKET IN SUCH INTERESTS AND A MARKET WHEREIN ANY PERSON REGULARLY MAKES AVAILABLE BID OR OFFER QUOTES WITH RESPECT TO INTERESTS IN THE CLASS [A] [B] [C] SECURITIES AND STANDS READY TO EFFECT BUY OR SELL TRANSACTIONS AT THE QUOTED PRICES FOR ITSELF OR ON BEHALF OF OTHERS.

               Each Class A Security, Class B Security and Class
C Security will bear a legend substantially in the following form:

EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF FINGERHUT RECEIVABLES, INC. THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF ERISA) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE CODE, (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE, OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS (AS DEFINED IN 29 C.F.R. SECTION 2510.3-101 OR OTHERWISE UNDER ERISA) BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR
(V) A PERSON INVESTING PLAN ASSETS OF ANY SUCH PLAN (INCLUDING FOR PURPOSES OF CLAUSES (IV) AND (V), ANY INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

               Each Class D Security will bear a legend substantially in the following form:

THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW. FINGERHUT RECEIVABLES, INC. SHALL BE PROHIBITED FROM TRANSFERRING ANY INTEREST IN OR PORTION OF THIS SECURITY UNLESS, PRIOR TO SUCH TRANSFER, IT SHALL HAVE DELIVERED TO THE TRUSTEE AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH PROPOSED TRANSFER WILL NOT ADVERSELY AFFECT THE FEDERAL INCOME TAX CHARACTERIZATION OF ANY OUTSTANDING SERIES OF INVESTOR SECURITIES. THE TRANSFER OF THIS SECURITY IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO SALE, ASSIGNMENT, PARTICIPATION, PLEDGE, HYPOTHECATION, TRANSFER OR OTHER DISPOSITION OF THIS SECURITY (OR ANY INTEREST THEREIN) SHALL BE MADE UNLESS THE TRANSFEROR SHALL HAVE GRANTED ITS PRIOR CONSENT THERETO, WHICH CONSENT MAY NOT BE UNREASONABLY WITHHELD. NOR MAY AN INTEREST IN THIS SECURITY BE MARKETED, ON OR THROUGH (I) AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER-MARKET OR AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS OR (II) A "SECONDARY MARKET" WITHIN THE MEANING OF
SECTION 7704(b)(2) OF THE CODE AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING A MARKET WHEREIN INTERESTS IN THE CLASS D SECURITIES ARE REGULARLY QUOTED BY ANY PERSON MAKING A MARKET IN SUCH INTERESTS AND A MARKET WHEREIN ANY PERSON REGULARLY MAKES AVAILABLE BID OR OFFER QUOTES WITH RESPECT TO INTERESTS IN THE CLASS D SECURITIES AND STANDS READY TO EFFECT BUY OR SELL TRANSACTIONS AT THE QUOTED PRICES FOR ITSELF OR ON BEHALF OF OTHERS.

               Fingerhut Receivables, Inc. shall be prohibited from transferring any interest in or portion of the Class D Securities unless, prior to such Transfer, it shall have delivered to the Trustee an Opinion of Counsel to the effect that such proposed Transfer will not adversely affect the Federal, Minnesota or Delaware income tax characterization of any outstanding Series of Investor Securities or the taxability (or tax characterization) of the Trust under Federal, Minnesota or Delaware income tax laws. In no event shall any interest in or portion of the Class D Securities be transferred to Fingerhut.
As a condition to transfer of an interest in or portion of the Class D Securities the transferee shall be required to agree not to institute against, or join any other Person in instituting against, the Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after all Investor Securities are paid in full. The Transferor shall provide prompt written notice to the Rating Agencies of any such transfer.

               Transfers and exchanges of Class A Securities, Class B Securities and Class C Securities shall be subject to the restrictions set forth in this Section 10, to such restrictions as shall be set forth in the text of the Class A Securities, Class B Securities and Class C Securities, and, such reasonable regulations as may be prescribed by the Transferor. Upon surrender for registration of transfer of a Class A Security, Class B Security or Class C Security at the office of the Transfer Agent and Registrar, accompanied by a certification by the potential purchaser substantially in the form attached as Exhibit D executed by such purchaser or by such purchaser's attorney thereunto duly authorized in writing, such Class A Security, Class B Security or Class C Security shall be transferred upon the register, and the Transferor shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferees one or more new registered Class A Securities, Class B Securities or Class C Securities of any authorized denominations and of a like aggregate principal amount and tenor. Successive registrations and registrations of transfers as aforesaid may be made from time to time as desired, and each such registration shall be noted on the register.

               No transfer of a Class A Security, Class B
Security or Class C Security will be permitted to be made to a Benefit Plan. Each person acquiring a Class A Security, Class B Security or Class C Security or the beneficial ownership of a Class A Security, Class B Security or Class C Security will be deemed to represent to the Trustee, the Transferor and the Servicer that it is not (i) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code, (iii) a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the provisions of
Section 406 of ERISA or Section 4975 of the Internal Revenue Code, (iv) an entity whose underlying assets include plan assets (as defined in 29 C.F.R. Section 2510.3-101 or otherwise under ERISA) by reason of a plan's investment in the entity or (v) a person investing plan assets of any such plan (including for purposes of clauses (iv) and (v), insurance company general account, but excluding any entity registered under the Investment Company Act of 1940, as amended).

               The Class A Securityholders, Class B
Securityholders or Class C Securityholders shall comply with their obligations under Section 3.7 of the Agreement with respect to the tax treatment of the Class A Securities, Class B
Securities or Class C Securities, except to the extent that a relevant taxing authority has disallowed such treatment.

               In accordance with Section 6.2 of the Agreement, no sale, assignment, participation, pledge, hypothecation, transfer or other disposition (a "Transfer") of a Class A Security, Class B Security or Class C Security (or any interest therein) shall be made unless the Transferor shall have granted its prior consent thereto, which consent may not be unreasonably withheld; provided, however, that for purposes of this sentence, it shall in all cases be reasonable for the Transferor to withhold consent to such proposed sale, assignment, participation, pledge, hypothecation, transfer or other disposition of all or any part of a Class A Security, Class B Security or Class C Security (or any interest therein) if the transaction would, if effected, give rise to any adverse tax consequence or if such Transfer would create more than an insubstantial risk that the Trust would be classified for federal or any applicable state tax purposes as an association or publicly traded partnership taxable as a corporation, each as determined in the sole and absolute discretion of the Transferor; provided, further, that any attempted Transfer that would cause the number of Targeted Holders (as defined herein) to exceed one-hundred shall be void.

               Each purchaser of an interest in a Class A
Security, Class B Security or Class C Security shall certify that it is a Person who is either (A)(i) a citizen or resident of the United States, (ii) a corporation or other entity organized in or under the laws of the United States or any political subdivision thereof or (iii) a Person not described in (i) or (ii) whose ownership of the Class A Securities, Class B Securities or Class C Securities is effectively connected with such person's conduct of a trade or business within the United States (within the meaning of the Internal Revenue Code) and whose ownership of any interest in a Class A Security, Class B Security or Class C Security will not result in any withholding obligation with respect to any payments with respect to the Class A Securities, Class B Securities or Class C Securities, as applicable, by any Person or (B) an estate the income of which is includible in gross income for United States federal income tax purposes or any trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust. Each such purchaser shall agree that if they are a Person described in clause
(A)(iii) above, they will furnish to the Person from whom they are acquiring a Class A Security, Class B Security or Class C Security, the Servicer and the Trustee, a properly executed U.S. Internal Revenue Service Form 4224 and a new Form 4224, or any successor applicable form, upon the expiration or obsolescence of any previously delivered form (and such other certifications, representations or opinions of counsel as may be requested by the Transferor, the Servicer or the Trustee).

               Each purchaser of an interest in a Class A
Security, Class B Security or Class C Security shall certify that if it is not created or organized under the laws of the United States or any State thereof (including the District of Columbia) it will, upon written notice by the Transferor that the Transferor intends, pursuant to Section 1446 or other applicable section of the Internal Revenue Code, to withhold U.S. tax (a "Withholding Tax") from amounts paid or accruing hereunder to such purchaser (such determination being a "Withholding Event"), for tax years for which the purchaser has already filed U.S. federal income tax returns (each a "Prior Tax Year") prior to proper notice of such Withholding Event, provide (A) a signed officer's certificate of such purchaser stating that amounts paid or accruing hereunder have been included in such purchaser's U.S. federal income tax returns for each such Prior Tax Year, which certificate may be relied on by the Transferor in asserting to the Internal Revenue Service the applicability of Section 1463 of the Internal Revenue Code with respect to any Withholding Tax for each such Prior Tax Year and (B) provide information to the Transferor or, at the option of such purchaser, to the Internal Revenue Service in support of the application of Section 1463 of the Internal Revenue Code for each such Prior Tax Year.

               Each purchaser of an interest in a Class A
Security, Class B Security or Class C Security shall certify that it is not and will not become a partnership, subchapter S corporation or grantor trust for United States federal income tax purposes for so long as such purchaser holds a beneficial interest in such Class A Security, Class B Security or Class C
Security, respectively.

               Each purchaser of an interest in a Class A
Security, Class B Security or Class C Security shall certify that it has neither acquired nor will it Transfer the Class A
Security, Class B Security or Class C Security (or any interest therein) or cause the Class A Security, Class B Security or Class C Security (or any interest therein) to be marketed on or through an "established securities market" within the meaning of Section 7704(b)(1) of the Internal Revenue Code, and any treasury regulation thereunder, including, without limitation, an over-the-counter market or an interdealer quotation system that regularly disseminates firm buy or sell quotations. Such purchaser shall acknowledge that it is aware that the opinion of special tax counsel to the Transferor regarding the Trust's status is dependent in part on the accuracy of the preceding sentence.

                 Each of the Transferor and the Servicer hereby agrees and consents to the assignment by each Conduit Purchaser from time to time of all or any part of its rights under, interest in and title to this Agreement and the Senior Securities of its Purchaser Group to any Liquidity Provider or Program Support Provider for such Conduit Purchaser. In addition, each of the Transferor and the Servicer hereby consents to the assignment by each Conduit Purchaser of all of its rights under, interest in and title to its Purchaser Group Percentage of the Class A Invested Amount, the Class B Invested Amount and/or the Class C Invested Amount, as applicable, to the related Alternate Purchaser in the event such Conduit Purchaser determines not to fund any Additional Invested Amount hereunder. Notwithstanding anything to the contrary in this subsection 10(n), the Transferor and the Servicer do not consent to the assignment by each Conduit Purchaser of all or any part of its rights under, interest in and title to (i) the Senior Securities of its Purchaser Group or (ii) its Purchaser Group Percentage of the Class A Invested Amount, the Class B Invested Amount and/or the Class C Invested Amount, as applicable, in each case if (A) such attempted assignment will cause the number of Persons in any Purchaser Group holding any interests described above to exceed five (5) or (B) such attempted transfer would cause the number of Targeted Holders to exceed one-hundred.

          SECTION 11.  Ratification of Agreement.  As
supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument.

          SECTION 12. Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

          SECTION 13. FCI Note. The Transferor has received a note from Fingerhut Companies Inc. in the amount of $18,000,000 (such note, together with any additional notes of Fingerhut Companies Inc. held by the Transferor at any time, the "FCI Note"). The Transferor hereby agrees that at no time shall the aggregate principal amount of the FCI Note be less than $1,000,000 (the "FCI Note Required Amount"). The FCI Note may not be sold, transferred, assigned, pledged, hypothecated, participated or otherwise conveyed or encumbered, nor may the Transferor grant any security interest in the FCI Note.

          SECTION 14. GOVERNING LAW. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 15. Instructions in Writing. All instructions or other communications given by the Servicer or any other person to the Trustee pursuant to this Series Supplement shall be in writing, and, with respect to the Servicer, may be included in a Daily Report or Settlement Statement.

          IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Series Supplement to be duly executed by their respective officers as of the day and year first above written.

                              FINGERHUT RECEIVABLES, INC.
                              Transferor


                              By:  /s/ James M. Wehmann
                              Name:  James M. Wehmann
                              Title:  President and Treasurer



                              FINGERHUT NATIONAL BANK
                              Servicer


                              By:  /s/ James M. Wehman
                              Name:  James M. Wehmann
                              Title:  Treasurer



                              THE BANK OF NEW YORK (DELAWARE)
                              Trustee


                              By:  /s/ Cheryl L. Laser
                              Name:  Cheryl L. Laser
                              Title:  Assistant Vice President






                                                      EXHIBIT A-1


    [FORM OF VARIABLE FUNDING ASSET BACKED SECURITY, CLASS A]

                     FINGERHUT MASTER TRUST
                 VARIABLE FUNDING TRUST SECURITY
SERIES 1998-3, CLASS A

THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES THAT THIS SECURITY MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A ("QIB") PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR TO THE TRANSFEROR. EACH SECURITY OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS SECURITY IS DEEMED TO REPRESENT AND WARRANT THAT IT IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB. THE TRANSFER OF THIS SECURITY IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. EACH CLASS A SECURITY OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS SECURITY FURTHER REPRESENTS AND WARRANTS FOR THE BENEFIT OF FINGERHUT RECEIVABLES, INC. THAT SUCH PURCHASER IS NOT AND WILL NOT BECOME A PARTNERSHIP, SUBCHAPTER S CORPORATION OR GRANTOR TRUST FOR UNITED STATES FEDERAL INCOME TAX PURPOSES FOR SO LONG AS SUCH PURCHASER HOLDS A BENEFICIAL INTEREST IN THIS SECURITY.

THIS SECURITY MAY NOT BE ACQUIRED BY OR SOLD, TRADED OR TRANSFERRED TO A PERSON WHO IS NOT EITHER (A)(I) A CITIZEN OR RESIDENT OF THE UNITED STATES, (II) A CORPORATION, PARTNERSHIP OR OTHER ENTITY ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF OR (III) A PERSON NOT DESCRIBED IN (I) OR (II) WHOSE OWNERSHIP OF THE CLASS A SECURITIES IS EFFECTIVELY CONNECTED WITH SUCH PERSON'S CONDUCT OF A TRADE OR BUSINESS WITHIN THE UNITED STATES (WITHIN THE MEANING OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE")) AND ITS OWNERSHIP OF ANY INTEREST IN A CLASS A SECURITY WILL NOT RESULT IN ANY WITHHOLDING OBLIGATION WITH RESPECT TO ANY PAYMENTS WITH RESPECT TO THE CLASS A SECURITIES BY ANY PERSON (OTHER THAN WITHHOLDING, IF ANY, UNDER SECTION 1446 OF THE CODE) OR (B) AN ESTATE THE INCOME OF WHICH IS INCLUDIBLE IN GROSS INCOME FOR UNITED STATES FEDERAL INCOME TAX PURPOSES OR ANY TRUST IF A COURT WITHIN THE UNITED STATES IS ABLE TO EXERCISE PRIMARY SUPERVISION OVER THE ADMINISTRATION OF THE TRUST AND ONE OR MORE UNITED STATES FIDUCIARIES HAVE THE AUTHORITY TO CONTROL ALL SUBSTANTIAL DECISIONS OF THE TRUST.

NO SALE, ASSIGNMENT, PARTICIPATION, PLEDGE, HYPOTHECATION, TRANSFER OR OTHER DISPOSITION OF THIS SECURITY (OR ANY INTEREST THEREIN) SHALL BE MADE UNLESS THE TRANSFEROR SHALL HAVE GRANTED ITS PRIOR CONSENT THERETO, WHICH CONSENT MAY NOT BE UNREASONABLY WITHHELD. THIS SECURITY MAY NOT BE ACQUIRED, SOLD, TRADED OR TRANSFERRED, NOR MAY AN INTEREST IN THIS SECURITY BE MARKETED, ON OR THROUGH (I) AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE CODE AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER-MARKET OR AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS OR (II) A "SECONDARY MARKET" WITHIN THE MEANING OF
SECTION 7704(b)(2) OF THE CODE AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING A MARKET WHEREIN INTERESTS IN THE CLASS A SECURITIES ARE REGULARLY QUOTED BY ANY PERSON MAKING A MARKET IN SUCH INTERESTS AND A MARKET WHEREIN ANY PERSON REGULARLY MAKES AVAILABLE BID OR OFFER QUOTES WITH RESPECT TO INTERESTS IN THE CLASS A SECURITIES AND STANDS READY TO EFFECT BUY OR SELL TRANSACTIONS AT THE QUOTED PRICES FOR ITSELF OR ON BEHALF OF OTHERS.

EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF FINGERHUT RECEIVABLES, INC. THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF ERISA) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE CODE, (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE, OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS (AS DEFINED IN 29 C.F.R. SECTION 2510.3-101 OR OTHERWISE UNDER ERISA) BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR
(V) A PERSON INVESTING PLAN ASSETS OF ANY SUCH PLAN (INCLUDING FOR PURPOSES OF CLAUSES (IV) AND (V), ANY INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).



No.       Percentage Interest: ___%

                     FINGERHUT MASTER TRUST
                 VARIABLE FUNDING TRUST SECURITY
SERIES 1998-3, CLASS A

Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of consumer revolving credit card accounts and closed-end installment sale or closed-end loan contracts transferred or to be transferred by Fingerhut Receivables, Inc. (the "Transferor") and other assets and interests constituting the Trust under the Agreement described below.

(Not an interest in or a recourse obligation of Fingerhut Receivables, Inc., Fingerhut Companies, Inc.,
Fingerhut National Bank or any affiliate of any of them.)

This certifies that _________ (the "Securityholder") is the registered owner of a fractional undivided interest in the Fingerhut Master Trust (the "Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of March 18, 1998 (the "Pooling and Servicing Agreement"; such term to include any amendment thereto) by and between Fingerhut Receivables, Inc., as Transferor (the "Transferor"), Fingerhut National Bank, as the Servicer (the "Servicer"), and The Bank of New York (Delaware), as Trustee (the "Trustee"), and the Series 1998-3 Supplement, dated as of July 30, 1998 (the "Series 1998-3 Supplement"), among the Transferor, the Servicer and the Trustee (the Pooling and Servicing Agreement, as supplemented by the Series 1998-3 Supplement, is herein referred to as the "Agreement"). The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under (i) the Trust Property (as defined in the Agreement) and (ii) the property described in
Section 3A of the Series 1998-3 Supplement and Section 4.5 of the
Agreement.

This Security does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Security is one of a series of securities entitled the "Fingerhut Master Trust Variable Funding Asset Backed Security, Series 1998-3, Class A" (the "Class A Securities"), and represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Securityholder by virtue of the acceptance hereof assents and by which the Securityholder is bound. In the case of any conflict between terms specified in this Security and terms specified in the Agreement, the terms of the Agreement shall govern.

The Transferor has structured the Agreement, the Class A Securities, the Fingerhut Master Trust Variable Funding Asset Backed Securities, Series 1998-3, Class B (the "Class B Securities") and the Fingerhut Master Trust Variable Funding Asset Backed Securities, Series 1998-3, Class C (the "Class C Securities") with the intention that the Class A Securities, the Class B Securities and the Class C Securities will qualify under applicable tax law as indebtedness, and both the Transferor and each holder of a Class A Security (a "Class A Securityholder") or any interest therein by acceptance of its Security or any interest therein, agrees to treat the Class A Security for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

Upon issuance, the Class A Security represents the right to receive, on each Business Day, an amount equal to the lesser of
(x) the Available Series 1998-3 Finance Charge Collections for such Business Day and (y) the sum of (A) an amount equal to the product of (i) the Class A Interest Rate and (ii) a fraction the numerator of which is the actual number of days from and including the immediately preceding Business Day to but excluding such Business Day and the denominator of which is 365 or 366, as the case may be, and (iii) the Class A Outstanding Principal Amount on such Business Day after giving effect to all transactions on such Business Day plus (B) the excess, if any, of the amount payable to the Class A Securityholders pursuant to clause (A) on each prior Business Day over the amount which has been paid to the Class A Securityholders with respect thereto on each prior Business Day. Such amounts shall be payable on the 15th day of each month commencing September 15, 1998, or if such day is not a business day, on the next succeeding business day (each, a "Distribution Date") or on such other, more frequent, dates as described in Section 4.11 of the Agreement.

Unless there is any Extension, on the earlier of the first day of the August 2001 Monthly Period and the Pay Out Commencement Date, interest and principal will be distributed to the Class A Securityholders on each Business Day prior to the Series 1998-3 Termination Date. If in accordance with Section 6.17 of the Agreement, the Transferor elects to issue an Extension Notice and the conditions precedent for Extension specified therein have been satisfied, no principal will be payable with respect to the Class A Securities until the date specified in such Extension Notice or in the last of any subsequent Extension Notices. Interest for any Business Day due but not paid on any Business Day will be due on the next succeeding Business Day.

On any Business Day during the Revolving Period, the Transferor may specify an amount, to be deposited into the Principal Funding Account. Any amounts so deposited, shall be paid, on a pro rata basis, to the Class A Securityholders, the Class B Securityholders and the Class C Securityholders in accordance with Section 9A of the Agreement and upon payment shall reduce the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount by amounts equal to any such payments.
In addition the Transferor may specify, upon the issuance of a new Series pursuant to an Exchange made at any time during the Revolving Period, that the proceeds of such issuance be deposited into the Principal Funding Account for payment to the Senior
Securityholders pursuant to Section 9A of the Agreement.   The
Class A Invested Amount will be reduced by an amount equal to the amount of any such payments made to the Class A Securityholder.

During the Amortization Period, no principal will be payable to the Class B Securityholders, or Class C Securityholders until all principal payments have been made to the Class A Securityholders.

In addition, pursuant to Section 6.15 of the Agreement, the holders of this Security may from time to time be required, prior to the Increase Termination Date, to purchase Additional Class A Invested Amounts on the terms and conditions specified therein. The holder of this Security is authorized to record on the grid attached to its Class A Security (or at such Securityholder's option, in its internal books and records) the date and amount of any Additional Invested Amount purchased by it, and each repayment thereof; provided that failure to make any such recordation on such grid or any error in such grid shall not adversely affect such Securityholder's rights with respect to its Class A Invested Amount and its right to receive interest payments in respect of the Class A Invested Amount held by such Securityholder.

"Class A Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class A Initial Invested Amount minus (b) the aggregate amount of principal payments made to Class A Securityholders through and including such Business Day, minus (c) the aggregate amount of Class A Charge-Offs for all prior Distribution Dates, plus (d) the sum of the aggregate amount applied through and including such Business Day pursuant to subsection 4.9(a)(vii) of the Agreement (including, with respect to such subsection, amounts applied thereto pursuant to subsections 4.10(a) and (b) and Section 4.14 of the Agreement), for the purpose of reinstating amounts reduced pursuant to the foregoing clause (c) and plus (e) the aggregate principal amount of any Additional Class A Invested Amounts purchased pursuant to Section 6.15 of the Agreement; provided, however, that the Class A Invested Amount shall in no event be reduced below zero or greater than the Class A Maximum Invested Amount.

Subject to the Agreement, payments of principal are limited to the unpaid Class A Invested Amount of the Class A Securities, which may be less than the unpaid balance of the Class A Securities pursuant to the terms of the Agreement. All principal of and interest on the Class A Securities are due and payable no later than the earlier to occur of (i) the day after the Distribution Date on which the Series 1998-3 Securities are paid in full or (ii) the first day of the February 2006 Monthly Period or such earlier date set forth in an Extension Notice, if any (the "Series 1998-3 Termination Date"). After the Series 1998-3 Termination Date neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class A Securities. In the event that the Class A Invested Amount is greater than zero on the Series Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Series 1998-3 Securities), and shall pay the proceeds to the Class A Securityholders pro rata in final payment of the Class A Securities, then to the Class B Securityholders pro rata in final payment of the Class B Securities, then to the Class C Securityholders pro rata in final payment of the Class C Securities and finally to the Class D Securityholders pro rata in final payment of the Class D Securities.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Security shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

IN WITNESS WHEREOF, the Transferor has caused this Security to be duly executed under its official seal.


                         FINGERHUT RECEIVABLES, INC.



                         By:____________________________
                            Name:
                            Title:


Dated:

                  CERTIFICATE OF AUTHENTICATION


          This is the Class A Security referred to in the within-mentioned Pooling and Servicing Agreement.


                         THE BANK OF NEW YORK



                         By:___________________________
                            Name:
                            Title:


Date         Beginning    Additions    Payments     Ending
             Principal                              Principal
             Balance                                Balance







                                                      Exhibit A-2

    [FORM OF VARIABLE FUNDING ASSET BACKED SECURITY, CLASS B]

                     FINGERHUT MASTER TRUST
             VARIABLE FUNDING ASSET BACKED SECURITY
                     SERIES 1998-3, CLASS B

                                                  THIS
     SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES THAT THIS SECURITY MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A ("QIB") PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR TO THE TRANSFEROR. EACH SECURITY OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS SECURITY IS DEEMED TO REPRESENT AND WARRANT THAT IT IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB. THE TRANSFER OF THIS SECURITY IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. EACH CLASS B SECURITY OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS SECURITY FURTHER REPRESENTS AND WARRANTS FOR THE BENEFIT OF FINGERHUT RECEIVABLES, INC. THAT SUCH PURCHASER IS NOT AND WILL NOT BECOME A PARTNERSHIP, SUBCHAPTER S CORPORATION OR GRANTOR TRUST FOR UNITED STATES FEDERAL INCOME TAX PURPOSES FOR SO LONG AS SUCH PURCHASER HOLDS A BENEFICIAL INTEREST IN THIS SECURITY.

          THIS SECURITY MAY NOT BE ACQUIRED BY OR SOLD, TRADED OR TRANSFERRED TO A PERSON WHO IS NOT EITHER (A)(I) A CITIZEN OR RESIDENT OF THE UNITED STATES, (II) A CORPORATION, PARTNERSHIP OR OTHER ENTITY ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF OR
     (III) A PERSON NOT DESCRIBED IN (I) OR (II) WHOSE OWNERSHIP OF THE CLASS B SECURITIES IS EFFECTIVELY CONNECTED WITH SUCH PERSON'S CONDUCT OF A TRADE OR BUSINESS WITHIN THE UNITED STATES (WITHIN THE MEANING OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE")) AND ITS OWNERSHIP OF ANY INTEREST IN A CLASS B SECURITY WILL NOT RESULT IN ANY WITHHOLDING OBLIGATION WITH RESPECT TO ANY PAYMENTS WITH RESPECT TO THE CLASS B SECURITIES BY ANY PERSON (OTHER THAN WITHHOLDING, IF ANY, UNDER SECTION 1446 OF THE CODE) OR (B) AN ESTATE THE INCOME OF WHICH IS INCLUDIBLE IN GROSS INCOME FOR UNITED STATES FEDERAL INCOME TAX PURPOSES OR ANY TRUST IF A COURT WITHIN THE UNITED STATES IS ABLE TO EXERCISE PRIMARY SUPERVISION OVER THE ADMINISTRATION OF THE TRUST AND ONE OR MORE UNITED STATES FIDUCIARIES HAVE THE AUTHORITY TO CONTROL ALL SUBSTANTIAL DECISIONS OF THE TRUST.

           NO SALE, ASSIGNMENT, PARTICIPATION, PLEDGE,
     HYPOTHECATION, TRANSFER OR OTHER DISPOSITION OF THIS SECURITY (OR ANY INTEREST THEREIN) SHALL BE MADE UNLESS THE TRANSFEROR SHALL HAVE GRANTED ITS PRIOR CONSENT THERETO, WHICH CONSENT MAY NOT BE UNREASONABLY WITHHELD. THIS SECURITY MAY NOT BE ACQUIRED, SOLD, TRADED OR TRANSFERRED, NOR MAY AN INTEREST IN THIS SECURITY BE MARKETED, ON OR THROUGH (I) AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE CODE AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER-MARKET OR AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS OR (II) A "SECONDARY MARKET" WITHIN THE MEANING OF SECTION 7704(b)(2) OF THE CODE AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING A MARKET WHEREIN INTERESTS IN THE CLASS B SECURITIES ARE REGULARLY QUOTED BY ANY PERSON MAKING A MARKET IN SUCH INTERESTS AND A MARKET WHEREIN ANY PERSON REGULARLY MAKES AVAILABLE BID OR OFFER QUOTES WITH RESPECT TO INTERESTS IN THE CLASS B SECURITIES AND STANDS READY TO EFFECT BUY OR SELL TRANSACTIONS AT THE QUOTED PRICES FOR ITSELF OR ON BEHALF OF OTHERS.

     EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF FINGERHUT RECEIVABLES, INC. THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF ERISA) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE CODE, (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE, OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF
     SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS (AS DEFINED IN 29 C.F.R. SECTION 2510.3-101 OR OTHERWISE UNDER ERISA) BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING PLAN ASSETS OF ANY SUCH PLAN (INCLUDING FOR PURPOSES OF CLAUSES (IV) AND (V), ANY INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).


No.       Percentage Interest: ___%



                     FINGERHUT MASTER TRUST
             VARIABLE FUNDING ASSET BACKED SECURITY
                     SERIES 1998-3, CLASS B

          Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of consumer revolving credit card accounts and closed-end installment sale or closed-end loan contracts transferred or to be transferred by Fingerhut Receivables, Inc. (the "Transferor") and other assets and interests constituting the Trust under the Agreement described below.

          (Not an interest in or a recourse obligation of Fingerhut Receivables, Inc., Fingerhut Companies, Inc., Fingerhut
National Bank or any affiliate of any of them.)

          This certifies that _________ (the "Securityholder") is the registered owner of a fractional undivided interest in the Fingerhut Master Trust (the "Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of March 18, 1998 (the "Pooling and Servicing Agreement"; such term to include any amendment thereto) by and between Fingerhut Receivables, Inc., as Transferor (the "Transferor"), Fingerhut National Bank, as Servicer (the "Servicer"), and The Bank of New York (Delaware), as Trustee (the "Trustee"), and the Series 1998-3 Supplement, dated as of July 30, 1998 (the "Series 1998-3 Supplement"), among the Transferor, the Servicer and the Trustee (the Pooling and Servicing Agreement, as supplemented by the Series 1998-3 Supplement, is herein referred to as the "Agreement"). The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under (i) the Trust Property (as defined in the Agreement) and (ii) the property described in
Section 3A of the Series 1998-3 Supplement and Section 4.5 of the
Agreement.

          This Security does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Security is one of a series of Securities entitled "Fingerhut Master Trust Variable Funding Asset Backed Securities, Series 1998-3, Class B" (the "Class B Securities"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Securityholder by virtue of the acceptance hereof assents and by which the Securityholder is bound. In the case of any conflict between terms specified in this Security and terms specified in the Agreement, the terms of the Agreement shall govern.

          The Transferor has structured the Agreement, the Class B Securities, the Fingerhut Master Trust Variable Funding Asset Backed Securities, Series 1998-3, Class A (the "Class A Securities") and the Fingerhut Master Trust Variable Funding Asset Backed Securities, Series 1998-3, Class C (the "Class C Securities") with the intention that the Class A Securities, the Class B Securities and the Class C Securities will qualify under applicable tax law as indebtedness, and both the Transferor and each holder of a Class B Security (a "Class B Securityholder") or any interest therein by acceptance of its Security or any interest therein, agrees to treat the Class B Security for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

          Upon issuance, the Class B Security represents the right to receive, on each Business Day, an amount equal to the lesser of (x) the Available Series 1998-3 Finance Charge Collections for such Business Day and (y) the sum of (A) an amount equal to the product of (i) the Class B Interest Rate and
(ii) a fraction the numerator of which is the actual number of days from and including the immediately preceding Business Day to but excluding such Business Day and the denominator of which is 365 or 366, as the case may be, and (iii) the Class B Outstanding Principal Amount on such Business Day after giving effect to all transactions on such Business Day plus (B) the excess, if any, of the amount payable to the Class A Securityholders pursuant to clause (A) on each prior Business Day over the amount which has been paid to the Class B Securityholders with respect thereto on each prior Business Day. Such amounts shall be payable on the 15th day of each month commencing September 15, 1998, or if such day is not a business day, on the next succeeding business day (each, a "Distribution Date") or on such other, more frequent, dates as described in Section 4.11 of the Agreement.

          On the Class B Principal Payment Commencement Date interest and principal will be distributed to the Class B Securityholders on each Business Day prior to the Series 1998-3 Termination Date. Interest for any Business Day due but not paid on any Business Day will be due on the next succeeding Business Day.

          On any Business Day during the Revolving Period, the Transferor may specify an amount, to be deposited into the Principal Funding Account. Any amounts so deposited, shall be paid, on a pro rata basis, to the Class A Securityholders, the Class B Securityholders and the Class C Securityholders in accordance with Section 9A of the Agreement and upon payment shall reduce the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount by amounts equal to any such payments. In addition the Transferor may specify, upon the issuance of a new Series pursuant to an Exchange made at any time during the Revolving Period, that the proceeds of such issuance be deposited into the Principal Funding Account for payment to the Senior Securityholders pursuant to Section 9A of the
Agreement.   The Class B Invested Amount will be reduced by an
amount equal to the amount of any such payments made to the Class B Securityholder.

          After the Amortization Period Commencement Date no principal will be payable to the Class B Securityholders until the Class B Principal Payment Commencement Date, which is the Business Day either on or following the Distribution Date, on which the Class A Invested Amount had been paid in full. During the Amortization Period, no principal will be payable to the Class B Securityholders until all principal payments have been made to the Class A Securityholders and no principal payments will be made to the Class C Securityholder until the Business Day either on or following the Business Day on which the Class B Invested Amount has been paid in full.

          In addition, pursuant to Section 6.15 of the Agreement, the holders of this Security may from time to time be required, prior to the Increase Termination Date, to purchase Additional Class B Invested Amounts on the terms and conditions specified therein. The holder of this Security is authorized to record on the grid attached to its Class B Security (or at such Securityholder's option, in its internal books and records) the date and amount of any Additional Invested Amount purchased by it, and each repayment thereof; provided that failure to make any such recordation on such grid or any error in such grid shall not adversely affect such Securityholder's rights with respect to its Class B Invested Amount and its right to receive interest payments in respect of the Class B Invested Amount held by such Securityholder.

          "Class B Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class B Initial Invested Amount, minus (b) the aggregate amount of principal payments made to Class B Securityholders through and including such Business Day, minus (c) the aggregate amount of Class B Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of Redirected Class B Principal Collections for which neither the Class D Invested Amount nor the Class C Invested Amount has been reduced on all prior Distribution Dates pursuant to Section 4.14(d) of the Agreement, plus (e) the sum of the aggregate amount applied through and including such Business Day pursuant to subsection 4.9(a)(viii) of the Agreement (including with respect to such subsection, amounts applied thereto pursuant to subsections 4.10(a) and (b) and Section 4.14 of the Agreement), for the purpose of reinstating amounts reduced pursuant to the foregoing clauses (c) and (d), and plus (f) the aggregate principal amount of any Additional Class B Invested Amounts purchased pursuant to Section 6.15 of the Agreement; provided, however, that the Class B Invested Amount shall in no event be reduced below zero or greater than the Class B Maximum Invested Amount.

          Subject to the Agreement, payments of principal are limited to the unpaid Class B Invested Amount of the Class B Securities, which may be less than the unpaid balance of the Class B Securities pursuant to the terms of the Agreement. All principal of and interest on the Class B Securities are due and payable no later than the earlier to occur of (i) the day after the Business Day on which the Series 1998-3 Securities are paid in full or (ii) the first day of the February 2006 Monthly Period or such earlier date set forth in an Extension Notice, if any (the "Series 1998-3 Termination Date"). After the Series 1998-3 Termination Date neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class B Securities. In the event that the Class B Invested Amount is greater than zero on the Series 1998-3 Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor Securities), and shall pay the proceeds to the Class A Securityholders pro rata in final payment of the Class A Securities, then to the Class B Securityholders pro rata in final payment of the Class B Securities, then to the Class C Securityholders pro rata in final payment of the Class C Securities and finally to the Class D Securityholders pro rata in final payment of the Class D Securities.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Security shall not be entitled to any benefit under the Agreement, or be valid for any purpose.


          IN WITNESS WHEREOF, the Transferor has caused this Security to be duly executed under its official seal.

                         FINGERHUT RECEIVABLES, INC.


                         By:____________________________
                            Name:
                            Title:


Dated:


                  CERTIFICATE OF AUTHENTICATION


               This is one of the Class B Securities referred to in the within-mentioned Pooling and Servicing Agreement.


                         THE BANK OF NEW YORK


                         By: _______________________
                         Name:
                         Title:


Date         Beginning    Additions    Payments     Ending
             Principal                              Principal
             Balance                                Balance













                                                      Exhibit A-3


    [FORM OF VARIABLE FUNDING ASSET BACKED SECURITY, CLASS C]

                     FINGERHUT MASTER TRUST
                 VARIABLE FUNDING TRUST SECURITY
                      SERIES 1998-3, CLASS C

          THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES THAT THIS SECURITY MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A ("QIB") PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR TO THE TRANSFEROR. EACH SECURITY OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS SECURITY IS DEEMED TO REPRESENT AND WARRANT THAT IT IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB. THE TRANSFER OF THIS SECURITY IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. EACH CLASS C SECURITY OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS SECURITY FURTHER REPRESENTS AND WARRANTS FOR THE BENEFIT OF FINGERHUT RECEIVABLES, INC. THAT SUCH PURCHASER IS NOT AND WILL NOT BECOME A PARTNERSHIP, SUBCHAPTER S CORPORATION OR GRANTOR TRUST FOR UNITED STATES FEDERAL INCOME TAX PURPOSES FOR SO LONG AS SUCH PURCHASER HOLDS A BENEFICIAL INTEREST IN THIS SECURITY.

          THIS SECURITY MAY NOT BE ACQUIRED BY OR SOLD, TRADED OR TRANSFERRED TO A PERSON WHO IS NOT EITHER (A)(I) A CITIZEN OR RESIDENT OF THE UNITED STATES, (II) A CORPORATION, PARTNERSHIP OR OTHER ENTITY ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF OR
     (III) A PERSON NOT DESCRIBED IN (I) OR (II) WHOSE OWNERSHIP OF THE CLASS C SECURITIES IS EFFECTIVELY CONNECTED WITH SUCH PERSON'S CONDUCT OF A TRADE OR BUSINESS WITHIN THE UNITED STATES (WITHIN THE MEANING OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE")) AND ITS OWNERSHIP OF ANY INTEREST IN A CLASS C SECURITY WILL NOT RESULT IN ANY WITHHOLDING OBLIGATION WITH RESPECT TO ANY PAYMENTS WITH RESPECT TO THE CLASS C SECURITIES BY ANY PERSON (OTHER THAN WITHHOLDING, IF ANY, UNDER SECTION 1446 OF THE CODE) OR (B) AN ESTATE THE INCOME OF WHICH IS INCLUDIBLE IN GROSS INCOME FOR UNITED STATES FEDERAL INCOME TAX PURPOSES OR ANY TRUST IF A COURT WITHIN THE UNITED STATES IS ABLE TO EXERCISE PRIMARY SUPERVISION OVER THE ADMINISTRATION OF THE TRUST AND ONE OR MORE UNITED STATES FIDUCIARIES HAVE THE AUTHORITY TO CONTROL ALL SUBSTANTIAL DECISIONS OF THE TRUST.

           NO SALE, ASSIGNMENT, PARTICIPATION, PLEDGE,
     HYPOTHECATION, TRANSFER OR OTHER DISPOSITION OF THIS SECURITY (OR ANY INTEREST THEREIN) SHALL BE MADE UNLESS THE TRANSFEROR SHALL HAVE GRANTED ITS PRIOR CONSENT THERETO, WHICH CONSENT MAY NOT BE UNREASONABLY WITHHELD. THIS SECURITY MAY NOT BE ACQUIRED, SOLD, TRADED OR TRANSFERRED, NOR MAY AN INTEREST IN THIS SECURITY BE MARKETED, ON OR THROUGH (I) AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE CODE AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER-MARKET OR AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS OR (II) A "SECONDARY MARKET" WITHIN THE MEANING OF SECTION 7704(b)(2) OF THE CODE AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING A MARKET WHEREIN INTERESTS IN THE CLASS C SECURITIES ARE REGULARLY QUOTED BY ANY PERSON MAKING A MARKET IN SUCH INTERESTS AND A MARKET WHEREIN ANY PERSON REGULARLY MAKES AVAILABLE BID OR OFFER QUOTES WITH RESPECT TO INTERESTS IN THE CLASS C SECURITIES AND STANDS READY TO EFFECT BUY OR SELL TRANSACTIONS AT THE QUOTED PRICES FOR ITSELF OR ON BEHALF OF OTHERS.

          EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF FINGERHUT RECEIVABLES, INC. THAT SUCH PURCHASER IS NOT
     (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF ERISA) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE CODE, (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE, OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF
     SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS (AS DEFINED IN 29 C.F.R. SECTION 2510.3-101 OR OTHERWISE UNDER ERISA) BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING PLAN ASSETS OF ANY SUCH PLAN (INCLUDING FOR PURPOSES OF CLAUSES (IV) AND (V), ANY INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).


No.       Percentage Interest: ___%



                     FINGERHUT MASTER TRUST
                 VARIABLE FUNDING TRUST SECURITY
                      SERIES 1998-3, CLASS C

          Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of consumer revolving credit card accounts and closed-end installment sale or closed-end loan contracts transferred or to be transferred by Fingerhut Receivables, Inc. (the "Transferor") and other assets and interests constituting the Trust under the Agreement described below.

          (Not an interest in or a recourse obligation of Fingerhut Receivables, Inc., Fingerhut Companies, Inc., Fingerhut
National Bank or any affiliate of any of them.)

          This certifies that _________ (the "Securityholder") is the registered owner of a fractional undivided interest in the Fingerhut Master Trust (the "Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of March 18, 1998 (the "Pooling and Servicing Agreement"; such term to include any amendment thereto) by and between Fingerhut Receivables, Inc., as Transferor (the "Transferor"), Fingerhut National Bank, as the Servicer (the "Servicer"), and The Bank of New York (Delaware), as Trustee (the "Trustee"), and the Series 1998-3 Supplement, dated as of July 30, 1998 (the "Series 1998-3 Supplement"), among the Transferor, the Servicer and the Trustee (the Pooling and Servicing Agreement, as supplemented by the Series 1998-3 Supplement, is herein referred to as the "Agreement"). The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under (i) the Trust Property (as defined in the Agreement) and (ii) the property described in
Section 3A of the Series 1998-3 Supplement and Section 4.5 of the
Agreement.

          This Security does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Security is one of a series of Securities entitled "Fingerhut Master Trust Variable Funding Asset Backed Securities, Series 1998-3, Class C" (the "Class C Securities"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Securityholder by virtue of the acceptance hereof assents and by which the Securityholder is bound. In the case of any conflict between terms specified in this Security and terms specified in the Agreement, the terms of the Agreement shall govern.

          The Transferor has structured the Agreement, the Class C Securities, the Fingerhut Master Trust Variable Funding Asset Backed Securities, Series 1998-3, Class A (the "Class A Securities") and the Fingerhut Master Trust Variable Funding Asset Backed Securities, Series 1998-3, Class B (the "Class B Securities") with the intention that the Class A Securities, the Class B Securities and the Class C Securities will qualify under applicable tax law as indebtedness, and both the Transferor and each holder of a Class C Security (a "Class C Securityholder") or any interest therein by acceptance of its Security or any interest therein, agrees to treat the Class C Security for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

          Upon issuance, the Class C Security represents the right to receive, on each Business Day, an amount equal to the lesser of (x) the Available Series 1998-3 Finance Charge Collections for such Business Day and (y) the sum of (A) an amount equal to the product of (i) the Class C Interest Rate and
(ii) a fraction the numerator of which is the actual number of days from and including the immediately preceding Business Day to but excluding such Business Day and the denominator of which is 365 or 366, as the case may be, and (iii) the Class C Outstanding Principal Amount on such Business Day after giving effect to all transactions on such Business Day plus (B) the excess, if any, of the amount payable to the Class A Securityholders pursuant to clause (A) on each prior Business Day over the amount which has been paid to the Class C Securityholders with respect thereto on each prior Business Day. Such amounts shall be payable on the 15th day of each month commencing September 15, 1998, or if such day is not a business day, on the next succeeding business day (each, a "Distribution Date") or on such other, more frequent, dates as described in Section 4.11 of the Agreement.

          On the Class C Principal Payment Commencement Date interest and principal will be distributed to the Class C Securityholders on each Business Day prior to the Series 1998-3 Termination Date. Interest for any Business Day due but not paid on any Business Day will be due on the next succeeding Business Day.

          On any Business Day during the Revolving Period, the Transferor may specify an amount, to be deposited into the Principal Funding Account. Any amounts so deposited, shall be paid, on a pro rata basis, to the Class A Securityholders, the Class B Securityholders and the Class C Securityholders in accordance with Section 9A of the Agreement and upon payment shall reduce the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount by amounts equal to any such payments. In addition the Transferor may specify, upon the issuance of a new Series pursuant to an Exchange made at any time during the Revolving Period, that the proceeds of such issuance be deposited into the Principal Funding Account for payment to the Senior Securityholders pursuant to Section 9A of the
Agreement.   The Class C Invested Amount will be reduced by an
amount equal to the amount of any such payments made to the Class C Securityholder.

          After the Amortization Period Commencement Date no principal will be payable to the Class C Securityholders until the Class C Principal Payment Commencement Date, which is the Business Day either on or following the Business Day, on which the Class B Invested Amount had been paid in full. During the Amortization Period, no principal will be payable to the Class C Securityholders until all principal payments have been made to the Class B Securityholders.

          In addition, pursuant to Section 6.15 of the Agreement, the holders of this Security may from time to time be required, prior to the Increase Termination Date, to purchase Additional Class C Invested Amounts on the terms and conditions specified therein. The holder of this Security is authorized to record on the grid attached to its Class C Security (or at such Securityholder's option, in its internal books and records) the date and amount of any Additional Invested Amount purchased by it, and each repayment thereof; provided that failure to make any such recordation on such grid or any error in such grid shall not adversely affect such Securityholder's rights with respect to its Class C Invested Amount and its right to receive interest payments in respect of the Class C Invested Amount held by such Securityholder.

          "Class C Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class C Initial Invested Amount, minus (b) the aggregate amount of principal payments made to Class C Securityholders through and including such Business Day, minus (c) the aggregate amount of Class C Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of Redirected Class B Principal Collections and Redirected Class C Principal Collections for which the Class D Invested Amount has not been reduced on all prior Distribution Dates pursuant to Section 4.14(d) of the Agreement, plus (e) the sum of the aggregate amount applied through and including such Business Day pursuant to subsections 4.9(a)(ix) of the Agreement (including, with respect to such subsection, amounts applied thereto pursuant to subsections 4.10(a) and (b), 4.16(b) and
Section 4.14 of the Agreement), for the purpose of reinstating amounts reduced pursuant to the foregoing clauses (c) and (d), and plus (f) the aggregate principal amount of any Additional Class C Invested Amounts purchased pursuant to Section 6.15 of the Agreement; provided, however, that the Class C Invested Amount shall in no event be reduced below zero or greater than the Class C Maximum Invested Amount.

          Subject to the Agreement, payments of principal are limited to the unpaid Class C Invested Amount of the Class C Securities, which may be less than the unpaid balance of the Class C Securities pursuant to the terms of the Agreement. All principal of and interest on the Class C Securities are due and payable no later than the earlier to occur of (i) the day after the Business Day on which the Series 1998-3 Securities are paid in full or (ii) the first day of the February 2006 Monthly Period or such earlier date set forth in an Extension Notice, if any (the "Series 1998-3 Termination Date"). After the Series 1998-3 Termination Date neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class C Securities. In the event that the Class C Invested Amount is greater than zero on the Series 1998-3 Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor Securities), and shall pay the proceeds to the Class A Securityholders pro rata in final payment of the Class A Securities, then to the Class B Securityholders pro rata in final payment of the Class B Securities, then to the Class C Securityholders pro rata in final payment of the Class C Securities and finally to the Class D Securityholders pro rata in final payment of the Class D Securities.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Security shall not be entitled to any benefit under the Agreement, or be valid for any purpose.


          IN WITNESS WHEREOF, the Transferor has caused this Security to be duly executed under its official seal.

                    FINGERHUT RECEIVABLES, INC.


                    By:_____________________________
                       Name:
                       Title:


Dated:

                  CERTIFICATE OF AUTHENTICATION


               This is one of the Class C Securities referred to in the within-mentioned Pooling and Servicing Agreement.


                       THE BANK OF NEW YORK

                       By: _______________________
                       Name:
                       Title:

Date         Beginning    Additions    Payments     Ending
             Principal                              Principal
             Balance                                Balance












                                                      Exhibit A-4


    [FORM OF VARIABLE FUNDING ASSET BACKED SECURITY, CLASS D]

                     FINGERHUT MASTER TRUST
             VARIABLE FUNDING ASSET BACKED SECURITY
                     SERIES 1998-3, CLASS D

               THIS SECURITY (OR ITS PREDECESSOR) WAS
     ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW. FINGERHUT RECEIVABLES, INC. SHALL BE PROHIBITED FROM TRANSFERRING ANY INTEREST IN OR PORTION OF THIS SECURITY UNLESS, PRIOR TO SUCH TRANSFER, IT SHALL HAVE DELIVERED TO THE TRUSTEE AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH PROPOSED TRANSFER WILL NOT ADVERSELY AFFECT THE FEDERAL INCOME TAX CHARACTERIZATION OF ANY OUTSTANDING SERIES OF INVESTOR SECURITIES. THE TRANSFER OF THIS SECURITY IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

          NO SALE, ASSIGNMENT, PARTICIPATION, PLEDGE,
     HYPOTHECATION, TRANSFER OR OTHER DISPOSITION OF THIS SECURITY (OR ANY INTEREST THEREIN) SHALL BE MADE UNLESS THE TRANSFEROR SHALL HAVE GRANTED ITS PRIOR CONSENT THERETO, WHICH CONSENT MAY NOT BE UNREASONABLY WITHHELD. NOR MAY AN INTEREST IN THIS SECURITY BE MARKETED, ON OR THROUGH (I) AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF
     SECTION 7704(b)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER-MARKET OR AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS OR (II) A "SECONDARY MARKET" WITHIN THE MEANING OF SECTION 7704(b)(2) OF THE CODE AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING A MARKET WHEREIN INTERESTS IN THE CLASS D SECURITIES ARE REGULARLY QUOTED BY ANY PERSON MAKING A MARKET IN SUCH INTERESTS AND A MARKET WHEREIN ANY PERSON REGULARLY MAKES AVAILABLE BID OR OFFER QUOTES WITH RESPECT TO INTERESTS IN THE CLASS D SECURITIES AND STANDS READY TO EFFECT BUY OR SELL TRANSACTIONS AT THE QUOTED PRICES FOR ITSELF OR ON BEHALF OF OTHERS.



No. ___   $_________



                     FINGERHUT MASTER TRUST
             VARIABLE FUNDING ASSET BACKED SECURITY
                     SERIES 1998-3, CLASS D

          Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of consumer revolving credit card accounts and closed-end installment sale or closed-end loan contracts transferred or to be transferred by Fingerhut Receivable, Inc. (the "Transferor") and other assets and interests constituting the Trust under the Agreement described below.

          (Not an interest in or a recourse obligation of Fingerhut Receivables, Inc., Fingerhut Companies, Inc., Fingerhut
National Bank or any affiliate of any of them.)

          This certifies that FINGERHUT RECEIVABLES, INC. (the "Securityholder") is the registered owner of a fractional undivided interest in the Fingerhut Master Trust (the "Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of March 18, 1998(the "Pooling and Servicing Agreement"; such term to include any amendment or Series Supplement thereto) by and between Fingerhut Receivables, Inc., as Transferor (the "Transferor"), Fingerhut National Bank as Servicer (the "Servicer"), and The Bank of New York (Delaware), as Trustee (the "Trustee"), and the Series 1998-3 Supplement, dated as of July
30, 1998 (the "Series 1998-3 Supplement"), among the Transferor, the Servicer and the Trustee (the Pooling and Servicing
Agreement, as supplemented by the Series 1998-3 Supplement, is herein referred to as the "Agreement"). The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under (i) the Trust Property (as defined in the Agreement) and (ii) the property described in Section 3A of the Series 1998-3 Supplement and Section 4.5 of the Agreement.

          This Security does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Security is one of a series of Securities entitled "Fingerhut Master Trust Variable Funding Asset Backed Securities, Series 1998-3, Class D" (the "Class D Security"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Securityholder by virtue of the acceptance hereof assents and by which the Securityholder is bound.

          Fingerhut Receivables, Inc. shall be prohibited from Transferring any interest in or portion of the Class D Security unless, prior to such Transfer, it shall have delivered to the Trustee an Opinion of Counsel to the effect that such proposed Transfer will not adversely affect the Federal, Minnesota or Delaware income tax characterization of any outstanding Series of Investor Security or the taxability (or tax characterization) of the Trust under Federal, Minnesota or Delaware income tax laws.

          Interest will not accrue on the unpaid principal amount of the Class D Security.

          Pursuant to Section 6.16 of the Agreement, the holders of this Security may from time to time be required, prior to the Increase Termination Date, to purchase Additional Class D Invested Amounts on the terms and conditions specified therein. The holder of this Security is authorized to record on the grid attached to its Class D Security (or at such Securityholder's option, in its internal books and records) the date and amount of any Additional Invested Amount purchased by it, and each repayment thereof; provided that failure to make any such recordation on such grid or any error in such grid shall not adversely affect such Securityholder's rights with respect to its Class D Invested Amount and its right to receive interest payments in respect of the Class D Invested Amount held by such Securityholder.

          "Class D Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class D Initial Invested Amount, plus (b) the aggregate principal amount of any Additional Class D Invested Amounts pursuant to Section
6.16 of the Agreement, minus (c) the aggregate amount of principal payments made to Class D Securityholders and reductions of the Class D Invested Amount pursuant to subsection 4.7(d) of the Agreement through and including such Business Day, minus (d) the aggregate amount of Class D Charge-Offs for all prior Distribution Dates, minus (e) the aggregate amount of Redirected Principal Collections for which the Class D Invested Amount has been reduced on all prior Distribution Dates, and plus (f) the sum of the aggregate amount applied through and including such Business Day pursuant to subsections 4.9(a)(x) of the Agreement (including, with respect to such subsection, amounts applied thereto pursuant to subsections 4.10(a) and (b) of the Agreement), for the purpose of reinstating amounts reduced pursuant to the foregoing clauses (d) and (e); provided, however, that the Class D Invested Amount shall in no event be reduced below zero.

          Subject to the Agreement, payments of principal are limited to the unpaid Class D Invested Amount of the Class D Security, which may be less than the unpaid balance of the Class D Security pursuant to the terms of the Agreement. All principal of and interest on the Class D Security is due and payable no later than the earlier to occur of (i) the day after the Business Day on which the Series 1998-3 Securities are paid in full or
(ii) the first day of the February 2006 Monthly Period or such earlier date set forth in an Extension Notice, if any (the "Series 1998-3 Termination Date"). After the Series 1998-3 Termination Date neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class D Securities. In the event that the Class D Invested Amount is greater than zero on the Series 1998-3 Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor Securities), and shall pay the proceeds to the Class A Securityholders pro rata in final payment of the Class A Securities, then to the Class B Securityholders pro rata in final payment of the Class B Securities, then to the Class C Securityholders pro rata in final payment of the Class C Securities and finally to the Class D Securityholders pro rata in final payment of the Class D Security.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Security shall not be entitled to any benefit under the Agreement, or be valid for any purpose.


          IN WITNESS WHEREOF, the Transferor has caused this Security to be duly executed under its official seal.


                         FINGERHUT RECEIVABLES, INC.


                         By:________________________
                         Name:
                         Title:


Dated:


                  CERTIFICATE OF AUTHENTICATION


          This is one of the Class D Securities referred to in the within-mentioned Pooling and Servicing Agreement.


                         THE BANK OF NEW YORK



                         By:________________________
                         Name:
                         Title:

Date         Beginning    Additions    Payments     Ending
             Principal                              Principal
             Balance                                Balance







                                                        EXHIBIT B

                           [RESERVED]








                                                        EXHIBIT C

          [Form of Monthly Securityholders' Statement]







                                                        Exhibit D




                                               ____________, ____

Fingerhut Receivables, Inc.
4400 Baker Road
Suite F480
Minnetonka, MN  55343

The Bank of New York (Delaware)
White Clay Center
Route 273
Newark, Delaware 19711

Re:  Fingerhut Master Trust, Class [A] [B] [C]
     Securities, Series 1998-3

Ladies and Gentlemen:

     In connection with our proposed purchase of Fingerhut Master
Trust, Variable Funding Asset Backed Securities, Series 1998-3,
Class [A] [B] [C] (the "Class [A] [B] [C] Securities"), we confirm that:

1. We have received such information and documentation as we deem necessary in order to make our investment decision. We understand that such information and documentation speaks only as of its date and that such information and documentation may not be correct or complete as of any time subsequent to such date.
2.
3. We agree to be bound by the restrictions and conditions set forth in the Amended and Restated Pooling and Servicing Agree ment, dated as of March 18, 1998, as supplemented by the Series 1998-3 Supplement dated as of July 30, 1998 (the "Series 1998-3 Supplement" and together with the Pooling and Servicing Agreement, each as amended from time to time, the "Pooling and Servicing Agreement"), each by and among Fingerhut Receivables, Inc., as Transferor, Fingerhut National Bank, as Servicer, and The Bank of New York (Delaware), as Trustee, relating to the Class [A] [B] [C] Securities, including the obligation to pur chase Additional Class A Invested Amounts, Additional Class B Invested Amounts and Additional Class C Invested Amounts as speci fied in Section 6.15 of the Pooling and Servicing Agreement, and agree to be bound by, and not reoffer, resell, pledge or other wise transfer (any such act, a "Transfer") the Class [A] [B] Securities except in compliance with, such restrictions and condi tions including but not limited to those in Section 10 of the Series 1998-3 Supplement.
4.
5. We understand that the Class [A] [B] [C] Securities have not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securi ties law and agree that the Class [A] [B] [C] Securities may be reoffered, resold, pledged or otherwise transferred only in compliance with the Securities Act and other applicable laws and only (i) to the Transferor or (ii) pursuant to Rule 144A under the Securities Act to an institutional investor that we reason ably believe is a qualified institutional buyer within the meaning of Rule 144A ("QIB") purchasing for its own account or a QIB purchasing for the account of a QIB, whom we have informed, in each case, that the reoffer, resale, pledge or other transfer is being made in reliance on Rule 144A.
6.
7. We have neither acquired nor will we Transfer any Class [A] [B] [C] Securities we acquire (or any interest therein) or cause any Class [A] [B] [C] Security (or any interest therein) to be marketed on or through (i) an "established securities mar ket" within the meaning of Section 7704(b)(1) of the Internal Revenue Code of 1986, as amended (the "Code") and any proposed, temporary or final treasury regulation thereunder, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations or (ii) a "secondary market" within the meaning of Sec tion 7704(b)(2) of the Code and any treasury regulation there under, including a market wherein the Class [A] [B] [C] Securities (or any interest therein) are regularly quoted by any person making a market in such interests and a market wherein any person regularly makes available bid or offer quotes with respect to the Class [A] [B] [C] Securities (or any interest therein) and stands ready to effect buy or sell transactions at the quoted prices for itself or on behalf of others. We acknowledge that we are aware that the opinion of special tax counsel to the Transferor regarding the Trust's status is dependent in part on the accuracy of the preceding sentence.
8.
9. We are not and will not become, for so long as we hold any interest in the Class [A] [B] [C] Securities, a partnership, Subchapter S corporation or grantor trust for United States feder al income tax purposes.
10.
11. We are a person who is either (A)(i) a citizen or resi dent of the United States, (ii) a corporation or other entity organized in or under the laws of the United States or any politi cal subdivision thereof or (iii) a person not described in (i) or
(ii) whose ownership of the Class [A] [B] [C] Securities is effec tively connected with a such person's conduct of a trade or busi ness within the United States (within the meaning of the Code) and our ownership of any interest in a Class [A] [B] [C] Security will not result in any withholding obligation with respect to any payments with respect to the Class [A] [B] [C] Securities by any person or (B) an estate the income of which is includible in gross income for United States federal income tax purposes or any trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust. We agree that if we are a person described in clause (A)(iii) above, we will furnish to the person from whom we are acquiring a Class [A] [B] [C] Security, the Servicer and the Trustee, a properly executed U.S. Internal Revenue Service Form 4224 and a new Form 4224, or any successor applicable form, upon the expiration or obsolescence of any previously delivered form (and such other certifications, representations or opinions of counsel as may be requested by the Transferor, the Servicer or the Trustee). We recognize that if we are a tax-exempt entity, payments with respect to the Class [A] [B] [C] Securities may constitute unrelated business taxable income.
12.
13. We understand that if we are not created or orga nized under the laws of the United States or any State thereof (including the District of Columbia) we will, upon written notice by the Transferor that the Transferor intends, pursuant to
Section 1446 or other applicable section of the Internal Revenue Code, to withhold U.S. tax (a "Withholding Tax") from amounts paid or accruing hereunder to us (such determination being a "Withholding Event"), for tax years for which we have already filed U.S. federal income tax returns (each a "Prior Tax Year") prior to proper notice of such Withholding Event, provide (A) a signed officer's certificate stating that amounts paid or accruing under the Securities have been included in such purchaser's U.S. federal income tax returns for each such Prior Tax Year, which certificate may be relied on by the Transferor in asserting to the Internal Revenue Service the applicability of
Section 1463 of the Internal Revenue Code with respect to any Withholding Tax for each such Prior Tax Year and (B) provide information to the Transferor or, at our option, to the Internal Revenue Service in support of the application of Section 1463 of the Internal Revenue Code for each such Prior Tax Year.
14.
15. We understand that no subsequent Transfer of a Class [A] [B] [C] Security is permitted unless the Transferor consents in writing to the proposed Transfer; provided, that any attempted Transfer that would cause the number of Targeted Holders to exceed one-hundred shall be void.
16.
17. We are a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) purchasing for our own account or for the account of a "qualified institutional buyer" and we understand that the sale to us is being made in reliance on Rule 144A under the Securities Act.
18.
19. We are acquiring each of the Class [A] [B] [C] Securities purchased by us for our own account or for a single account (each of which is a "qualified institutional buyer") as to which we exercise sole investment discretion.
20.
21. We are not (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Code, (iii) a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the provisions of Section 406 of ERISA or Section 4975 of the Code, (iv) an entity whose underlying assets include plan assets (as defined in 29 C.F.R.
Section 2510.3-101 or otherwise under ERISA) by reason of a plan's investment in the entity, or (v) a person investing plan assets of any such plan (including for purposes of clauses (iv) and (v) any insurance company general account, but excluding any entity registered under the Investment Company Act of 1940, as amended).
22.
23. We understand that any purported Transfer of any Class [A] [B] [c] Security in contravention of the restrictions and conditions in paragraphs 1 through 11 above shall be null and void and the purported transferee shall not be recognized by the Trust or any other person as a holder of Class [A] [B] [C] Securities for any purpose.
24.
25. We further understand that, promptly following any pro posed resale, pledge or transfer of any Class [A] [B] [C] Securities, we will be required to furnish to the Trustee and the Registrar, such certification and other information as the Trustee or the Registrar may reasonably require to confirm that the proposed sale complies with the foregoing restrictions and with the restrictions and conditions of the Class [A] [B] [C] Securities and the Pooling and Servicing Agreement pursuant to which the Class [A] [B] [C] Securities were issued and we agree that if we determine to Transfer any Class [A] [B] [C] Security, we will cause our proposed transferee to provide the Transferor, the Servicer and the Trustee with a letter substantially in the form of this letter. We further understand that Class [A] [B] [C] Securities purchased by us will bear a legend to the forego ing effect.
26.
27. The person signing this letter on behalf of the ultimate beneficial purchaser of the Class [A] [B] [C] Securities has been duly authorized by such beneficial purchaser of the Class [A] [B] [C] Securities to do so.
28.
29. 15. The Class [A] [B] [C] Securities purchased by us should be registered in the name and issued in the denominations set forth on Schedule 1 hereto. All payments on the Class [A] [B] [C] Securities held by us should be wired to us in accordance with the instructions set forth on Schedule 1 hereto unless we otherwise notify the Transferor, the Servicer and the Trustee in writing.
30.
     You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.
1.
2.
                         Very truly yours

                         [NAME OF PURCHASER]


                         By:
                                         Name:
                                         Title:




                                               Schedule 1


              Registration and Payment Instructions


Registration Instructions:

Full Legal Name of Purchaser:__________________________
Number of Securities:________________


Payment Instructions:

Name of Bank:   ____________________
Address of Bank:____________________
Account Name:   ___________________
Account Number:___________________
ABA Number:    ___________________
Reference:         ___________________








                                                        Exhibit E


                    FORM OF EXTENSION NOTICE

              FINGERHUT MASTER TRUST, SERIES 1998-3


     The undersigned, a duly authorized representative of Fingerhut Receivables, Inc., a Delaware corporation (the "Transferor"), as Transferor pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of March 18, 1998 (the "Pooling and Servicing Agreement"), by and between the Transferor, as transferor, Fingerhut National Bank, as servicer (the "Servicer"), and The of New York (Delaware), as trustee (the "Trustee"), as supplemented by the Series 1998-3 Supplement, dated July 30, 1998 (the "Series 1998-3 Supplement"), by and between the Transferor, the Servicer and the Trustee (the Pooling and Servicing Agreement, as supplemented by the Series 1998-3 Supplement, or as the Pooling and Servicing Agreement may from time to time be amended, supplemented, or modified, the "Agreement"), does hereby notify the Trustee (or any successor Trustee) and the Investor Securityholders:

A. Capitalized terms used but not defined in this Security shall have the respective meanings set forth in the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Agreement.
B.
C. The undersigned is a [Vice President] or more senior officer of the Transferor who is duly authorized to execute and deliver this Security on behalf of the Transferor.
D.
E.          This Security is being delivered pursuant to Section
6.17(a) of the Agreement.
F.
G.          The Transferor is the Transferor under the Agreement.
H.
I. No Pay Out Event has occurred that has not been remedied pursuant to the provisions of the Agreement.
J.
K. The Security is being delivered to the Trustee on or before the date specified in subsection 6.17(a) for delivery.
L.
M.          NOTIFICATION OF EXTENSION
N.        Pursuant to subsection 6.17(a) and in respect of
[          ,    ] (the "Current Extension Date"), the Transferor
hereby notifies the Trustee and the Investor Securityholders of the Transferor's intention to extend the Revolving Period in respect of Series 1998-3 on the Current Extension Date pursuant to the provisions of Section 6.17, until the date set forth below (such extension, the "Extension").
O.
P.          REQUIREMENTS TO COMPLETE EXTENSION
Q.
(1) Annexed hereto is an election notice (an "Election Notice") to be returned by any Investor Securityholder electing to approve the Extension. No Extension shall occur unless Investor Securityholders holding at least more than fifty percent of each of the aggregate principal amount of Class A Securities, Class B Securities, Class C Securities and Class D Securities, respectively, shall return properly executed Election Notices approving the Extension by the Election Date (as defined below). Any Investor Securityholder electing to approve the Extension must deliver a properly executed Election Notice at
the office of the Trustee, [                           ] on or
before 3:00 p.m., [                          ] time, on [
,    ] (the "Election Date").  Any Investor Securityholder may
withdraw any Election Notice delivered by it to the Trustee by notifying the Trustee in writing at the address set forth in the previous sentence on or prior to the Election Date.
(2)
(3) THE EXTENSION SHALL NOT OCCUR UNTIL PRIOR SATISFACTION OF CERTAIN CONDITIONS PRECEDENT BY THE CLOSE OF BUSINESS ON THE ELECTION DATE, INCLUDING THE APPROVAL OF SUCH EXTENSION BY THE INVESTOR SECURITYHOLDERS HOLDING THE REQUIRED AGGREGATE PRINCIPAL AMOUNT OF CLASS A SECURITIES, CLASS B SECURITIES, CLASS C SECURITIES AND CLASS D SECURITIES, THAT NO PAY OUT EVENT SHALL HAVE OCCURRED AND BE CONTINUING, AND THAT CERTAIN LEGAL OPINIONS AND RATING AGENCY CONFIRMATIONS SHALL HAVE BEEN DELIVERED TO THE TRANSFEROR AND THE TRUSTEE PURSUANT TO
SECTION 6.17(b). THE TRANSFEROR MAY IN ITS SOLE DISCRETION WITHDRAW THIS EXTENSION NOTICE AT ANY TIME ON OR PRIOR TO THE ELECTION DATE BY DELIVERING NOTICE OF SUCH WITHDRAWAL IN WRITING TO THE TRUSTEE. IF ANY SUCH NOTICE OF WITHDRAWAL SHALL BE SO DELIVERED, NO EXTENSION SHALL OCCUR.
(4)
R.                              NEW PROVISIONS TO BECOME
EFFECTIVE ON THE EXTENSION DATE
S.
(1)                             The new Amortization Period
Commencement Date shall be the earlier of (a) [        ,    ] or
(b) the Pay Out Commencement Date.
(2)
(3)         The new Extension Date shall be [          ,    ].
(4)
(5)       [  The new Scheduled Series 1998-3 Termination Date
shall be [          ,    ].]
(6)
(7)         The new Class A Expected Payment Date is ______.
(8)
(9)         The new Class B Expected Payment Date is ______.
(10)
(11)        The new Class C Expected Payment Date is ______.
(12)
(13) [ The following are additional provisions that will apply to the Investor Securities on and after the Extension Date:
(14)
(15)                     INSERT PROVISIONS]
(16)
T.                              Annexed hereto are the following:
U.
(1)                             the form of Extension Tax
Opinion.
(2)
(3)         the form of Extension Opinion.
(4)
(5)         the Election Notice.
(6)

(1)  IN WITNESS WHEREOF, the undersigned has duly executed this
certificate this [  ] day of [      ,    ].
(2)
(3)
(4)                           FINGERHUT RECEIVABLES, INC.
(5)
                              By:________________________
                              Name:
                              Title:






                                                        EXHIBIT F


         FORM OF INVESTOR SECURITYHOLDER ELECTION NOTICE


[INSERT NAME
 AND ADDRESS OF TRUSTEE]


Re:  Fingerhut Master Trust:
  Election Notice to Extend Series 1998-3


Ladies and Gentlemen:

     The undersigned hereby elects to approve the extension of the Revolving Period for Series 1998-3 until the Amortization Period Commencement Date set forth in the Extension Notice dated
[    ,                        ] (the "Extension Notice") and
delivered to the undersigned pursuant Section 6.17(a) of the Amended and Restated Pooling and Servicing Agreement, dated as of March 18, 1998, including the Series 1998-3 Supplement thereto, dated as of July 30, 1998, each by and among Fingerhut Receivables, Inc., as transferor, Fingerhut National Bank, as servicer, and The Bank of New York (Delaware), as trustee (the "Pooling and Servicing Agreement"). The undersigned hereby acknowledges that, commencing on the Current Extension Date (as defined in the Extension Notice), the terms and provisions of the Pooling and Servicing Agreement shall be modified as set forth in the Extension Notice.

     IN WITNESS WHEREOF, the undersigned registered owner(s) has [have] executed this Election Notice as of the date set forth below.

Dated:



Name(s):_______________________


Address:_______________________
                                                          (Please
Print)


Signature(s):__________________